UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Definitive Proxy Statement
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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEMPRA ENERGY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes: Reg. (s) 240.14a-101 SEC 1913 (3-99)

Sempra Energy®

2013 Annual Meeting

Notice of 2013 Annual Shareholders Meeting and Proxy Statement

May 9, 2013
Newport Beach, California

March 21, 2013

Dear Fellow Shareholders:

Enclosed with this letter are the notice of our 2013 Annual Shareholders Meeting and related proxy statement and proxy card. We hope you will be able to join us at our Annual Shareholders Meeting on May 9, 2013 at 10 a.m., local time, at the Balboa Bay Club & Resort in Newport Beach, California.

PLEASE VOTE:

Whether or not you plan to attend, we encourage you to read these materials carefully and promptly vote your shares. Your vote is important and valued! There are several ways you can vote: by completing, signing, dating and returning the enclosed proxy or voting instruction card; by telephone; or via the Internet.

PERFORMANCE UPDATES:

Our 2012 financial performance was strong. We are proud that we have been able to consistently deliver strong financial and operating performance to our shareholders. In fact, as you can see in the executive compensation section of the proxy statement, our total shareholder return has outperformed both the S&P 500 Index and the S&P 500 Utilities Index over both the short-term and long-term.

GOVERNANCE UPDATES:

As you review these proxy materials, there are also some important matters relating to the governance of your company that we wanted to highlight for you.

LEADERSHIP

Your board spent considerable time evaluating how best to respond to the passage of last year’s shareholder proposal looking to mandate separation of the Chief Executive Officer and Chairman positions. Immediately following last year’s annual shareholders meeting, the board instructed management to engage actively with our shareholders to better understand the reasons for their votes. Our engagement has included outreach to nearly 80 percent of our largest institutional shareholders. The board learned through this outreach that although our largest shareholders desire to see strong oversight of management by independent board members, the majority of them are indifferent to whether that leadership is provided through a strong Lead Independent Director or an independent chairman. If a Lead Independent Director is appointed, however, shareholders want to ensure that the powers and responsibilities of the Lead Independent Director are sufficiently robust.

Your board carefully considered all of the feedback received from this shareholder engagement and then took two important steps:

•

It substantially strengthened our Lead Independent Director’s role, powers and responsibilities by amending our corporate governance guidelines; and

•

It amended our bylaws to give the board flexibility to appoint an independent chairman who is not an officer of the company should it believe that such appointment would be in our shareholders’ best interests given the facts and circumstances at that time.

As a result of these changes, the Lead Independent Director now has the express authority to lead the board if circumstances arise in which the role of the Chairman of the Board may be, or may be perceived by the Lead Director or independent board members to be, in conflict. A more detailed list of the other increased powers and responsibilities of the Lead Independent Director are described under the heading Leadership Structure in the Corporate Governance section of the proxy statement.

SUCCESSION

Donald Felsinger, Wilford Godbold and Carlos Ruiz are not standing for reelection this year:

•

Donald Felsinger retired as Executive Chairman in November after successfully leading your company through a smooth management transition period;

•

Wilford Godbold was nominated last year for his final director term ending at this Annual Meeting. He was not renominiated this year as he will be 75 at the time of our Annual Meeting and, therefore, cannot be nominated under our Corporate Governance Guidelines; and

•

Carlos Ruiz resigned from the board in June 2012 after agreeing to become the Chief Executive Officer and Chairman of our subsidiary, Infraestructura Energética Nova, S.A.B. de C.V. (formerly Sempra México, S.A.).

We thank all of them for their invaluable service on your board and are grateful for their many contributions.

The board and its Corporate Governance Committee are delighted to recommend Jack T. Taylor and James C. Yardley as new nominees for election by our shareholders this year. As you will see in the discussion on page 23 in the proxy statement, each of them brings experience and skills which complement the other board members. With the changes described above, including these new additions, your board members, excluding Ms. Reed, will all be independent non-employee directors.

COMMITMENT:

As your company’s Chairman of the Board and Lead Independent Director, we assure you that your board is committed to representing your interests and will continue to explore sensible practices to facilitate effective governance and meaningful transparency.

We look forward to seeing those of you who will be able to attend the Annual Meeting.

Sincerely,

Debra L. Reed	William C. Rusnack

Chairman and Chief Executive Officer	Lead Independent Director

Table of Contents

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1
QUESTIONS AND ANSWERS	2
Proxy Materials	2
Proposals To Be Voted On	4
How You Can Vote	5
Attending the Annual Meeting	7
Shareholder Proposals and Director Nominations	8
Obtaining Additional Information	8
CORPORATE GOVERNANCE	9
Board of Directors	10
Board Committees	13
Communications with the Board	15
Director Compensation	16
Director Compensation Table	17
AUDIT COMMITTEE REPORT	19
SHARE OWNERSHIP	20
RELATED PARTY TRANSACTION	21
PROPOSALS TO BE VOTED ON	21
Board of Directors Proposals	21
Proposal 1: Election of Directors	21
Proposal 2: Ratification of Independent Registered Public Accounting Firm	24
Proposal 3: Advisory Approval of Our Executive Compensation	25
Proposal 4: Approval of 2013 Long-Term Incentive Plan	26
Shareholder Proposal	33
Proposal 5: Shareholder Proposal Regarding Independent Board Chairman	33
EXECUTIVE COMPENSATION	35
Compensation Discussion and Analysis	35
Compensation Committee Report	50
Compensation Tables	51
APPENDIX A: RECONCILIATION OF NON-GAAP MEASURES	61
APPENDIX B: COMPANIES INCLUDED IN GENERAL INDUSTRY BENCHMARKING REVIEW	62
APPENDIX C: COMPANIES INCLUDED IN UTILITIES INDUSTRY BENCHMARKING REVIEW	62
APPENDIX D: SEMPRA ENERGY LONG-TERM INCENTIVE PLAN	63

101 Ash Street, San Diego, California 92101-3017 (877) 736-7727

Notice of Annual
Shareholders Meeting

Thursday, May 9, 2013

10:00 a.m., local time

The Balboa Bay Club & Resort, 1221 West Coast Highway, Newport Beach, California.

Business Items

(1)

Elect directors for a one-year term. The director nominees, all of whom, other than James C. Yardley, are currently directors, are: Alan L. Boeckmann; James G. Brocksmith Jr.; William D. Jones; William G. Ouchi; Debra L. Reed; William C. Rusnack; William P. Rutledge; Lynn Schenk; Jack T. Taylor; Luis M. Téllez; and James C. Yardley.

(2)

Ratify independent registered public accounting firm.

(3)

Advisory approval of our executive compensation.

(4)

Approve 2013 Long-Term Incentive Plan.

(5)

Vote on one shareholder proposal, if properly presented at the meeting.

(6)

Consider other matters that may properly come before the meeting.

Adjournments and Postponements

The items of business to be considered at the Annual Meeting may be considered at the meeting or at any adjournment or postponement of the meeting.

Record Date

You are entitled to vote only if you were a Sempra Energy shareholder at the close of business on March 12, 2013.

Meeting Admission

You are entitled to attend the Annual Meeting only if you were a Sempra Energy shareholder at the close of business on March 12, 2013 or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

If you are a shareholder of record or hold shares through our Direct Stock Purchase Plan or Employee Savings Plans, an admission ticket is included as part of your notice of Internet availability of proxy materials or proxy card. If you plan to attend the meeting, please bring the admission ticket with you. If you do not bring the admission ticket, your name must be verified against our list of registered shareholders and plan participants.

If your shares are not registered in your name but are held in “street name” through a bank, broker or other nominee, you must provide proof of beneficial ownership at the record date. Proof of beneficial ownership could include items such as your most recent account statement prior to March 12, 2013, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m. and you should allow ample time for check-in procedures.

Voting

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 5 and to the instructions on your proxy or voting instruction card. This Notice of Annual Shareholders Meeting and Proxy Statement, the accompanying form of proxy or voting instruction card and our Annual Report to Shareholders are being provided to shareholders beginning on or about March 21, 2013.

Randall L. Clark
Corporate Secretary

Important Notice Regarding the Availability of Proxy Statement Materials for the Shareholders Meeting to be Held on May 9, 2013.

The Proxy Statement for the Annual Meeting of Shareholders to be held on May 9, 2013 and the Annual Report to Shareholders are available on the Internet at www.amstock.com/ProxyServices/Sempra.

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QUESTIONS AND ANSWERS

Proxy Materials

1.   Why am I receiving these materials?

Our Board of Directors is making these materials available to you over the Internet or by mailing paper copies to you in connection with Sempra Energy’s Annual Shareholders Meeting to be held on Thursday, May 9, 2013. As a shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide under Securities and Exchange Commission rules and is designed to assist you in voting your shares.

2.   What is included in the proxy materials?

The proxy materials include:

•

Our Annual Shareholders Meeting Notice;

•

Our proxy statement for the Annual Shareholders Meeting; and

•

Our 2012 Annual Report to Shareholders.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy or voting instruction card.

3.   What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and certain executive officers and other required information.

4.   Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the materials and how may I obtain an electronic or a paper copy of my proxy materials?

We furnish proxy materials over the Internet to shareholders who have not requested a paper copy. To conserve paper and reduce costs, we mail a notice about the Internet availability of the proxy materials.

All shareholders receiving the notice may access the proxy materials over the Internet and request a paper copy by mail or an electronic copy by email. The notice contains instructions on how to do so. It also contains instructions on how you may request proxy materials by mail or email on an ongoing basis.

If you are a shareholder of record and wish to receive paper copies of future proxy materials, please access www.voteproxy.com on the Internet. Click on Request Paper Copies of Materials, then click on Sempra Energy. You will see an option to elect to receive paper copies each year. You also may request to receive paper copies of future proxy materials by calling (888) 776-9962 from the United States and Canada or +1 (718) 921-8562 from other countries, or by emailing info@amstock.com.

If you are a shareholder of record and wish to request electronic delivery of proxy materials in the future, please access www.amstock.com on the Internet. Click on Shareholder Account Access and enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via email and provide your email address.

If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where the materials are available and a link to the proxy voting website. Your election to access proxy materials electronically will remain in effect until you terminate it.

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5.   Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

We are providing some of our shareholders, including those who previously have requested paper copies, with a paper copy of the proxy materials instead of a notice about the Internet availability of the proxy materials.

In addition, we are providing notice of the availability of the proxy materials by email to our shareholders who previously have elected electronic delivery. The email contains a link to the website where the proxy materials are available and a link to the proxy voting website.

6.   How can I access the proxy materials over the Internet?

The notice about the Internet availability of the proxy materials, proxy card and voting instruction card contains instructions on how to view our proxy materials on the Internet. As stated in the Annual Shareholders Meeting Notice, you can view these materials on the Internet at www.amstock.com/ProxyServices/Sempra.

7.   I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials now, please request the additional copy by contacting our proxy solicitor, AST Phoenix Advisors, at:

(877) 478-5038 (U.S. and Canada) +1 (212) 493-3910 (International) info@phoenixadvisorsast.com
A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please call our transfer agent, American Stock Transfer & Trust Company, at:

(888) 776-9962 (U.S. and Canada) +1 (718) 921-8562 (International)

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to us at the address below to request a separate copy of the proxy materials:
Sempra Energy Attn: Shareholder Services 101 Ash Street San Diego, CA 92101-3017 investor@sempra.com

8.   Who pays the cost of soliciting proxies for the Annual Meeting?

Sempra Energy is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and of soliciting proxies.

Our directors, officers and employees also may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We also have hired AST Phoenix Advisors to assist us in distributing proxy materials and soliciting proxies. We will pay a base fee of $20,000 plus customary costs and expenses for these services.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

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Proposals To Be Voted On

9.   What items of business will be voted on at the Annual Meeting?

The business items to be voted on at the Annual Meeting are:

•

Election of directors for a term of one year.

•

Ratification of Deloitte & Touche as our independent registered public accounting firm for 2013.

•

Advisory approval of our executive compensation.

•

Approval of our 2013 Long-Term Incentive Plan.

•

One shareholder proposal, if properly presented at the meeting.

10.   What are my voting choices?

You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any or all nominees for election as directors or on any other matter to be voted on at the Annual Meeting.

11.   How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of its nominees for election to the board; “FOR” the ratification of our independent registered public accounting firm; “FOR” the advisory approval of our executive compensation; “FOR” the approval of our 2013 Long-Term Incentive Plan; and “AGAINST” the shareholder proposal.

12.   What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum consisting of a majority of our outstanding shares must be present in person or represented by proxy.

In order for shareholders to elect directors or approve a proposal, such director or proposal must receive “FOR” votes constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the “FOR” votes must also represent more than 25 percent of our outstanding shares.

If you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or any other proposal.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or on any other proposal.

13.   What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the meeting.

14.   Is my vote confidential?

Our Employee Savings Plans automatically provide for confidential voting. Other shareholders may elect that their identity and individual vote be held confidential by marking the appropriate box on their proxy card or ballot. Confidentiality elections will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting. They also will not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide shareholders with voting confidentiality comparable to that which we provide.

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15.   Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days following the meeting. The report will be available on our website at www.sempra.com under the “Investors” and “Company SEC Filings” tabs.

How You Can Vote

16.   What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on March 12, 2013, the record date for the Annual Meeting. You may vote all shares owned by you on the record date, including (a) shares held directly in your name as the shareholder of record and (b) shares held for you as the beneficial owner through a bank, broker or other nominee. On the record date, 243,404,025 shares of our common stock were outstanding.

17.   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the company or to another person, or to vote your shares in person at the Annual Meeting. You have received either a proxy card to use in voting your shares or a notice of Internet availability of our proxy materials, which instructs you how to vote.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name. You are also the beneficial owner of any shares that you may own through our Employee Savings Plans.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

18.   How can I vote in person at the Annual Meeting?

You may vote in person at the Annual Meeting those shares that you hold in your name as the shareholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares. You may not vote in person those shares you own through our Employee Savings Plans. Please see Question 24 for deadlines to vote such shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

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19.   How can I vote without attending the Annual Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card.

Voting by Internet – Shareholders who have received a notice of the availability of our proxy materials by mail or email may vote over the Internet by following the instructions in the notice or email. Those who have received a paper copy of the proxy or voting instruction card by mail may vote over the Internet by following the instructions on the card.

Voting by Telephone – Shareholders of record may vote by telephone by calling (800) 776-9437 from the United States or Canada or +1 (718) 921-8500 from other countries and following the instructions. When voting by telephone, shareholders must have available the control number included on their proxy card, notice of availability of proxy materials or email notification.

Most shareholders who are beneficial owners of their shares and have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These shareholders should check the card for telephone voting availability.

Voting by Mail – Shareholders who have received a paper copy of these proxy materials may vote by mail by signing, dating and returning their proxy or voting instruction card.

20.   How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. Except for shares held in our Employee Savings Plans, if you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

21.   How are shares held in Employee Savings Plans voted? What happens if I do not timely vote my shares?

If you hold shares through our Employee Savings Plans, they will be voted as you instruct on the proxy or voting instruction card provided to you.

If you sign and return your proxy or voting instruction card without giving specific instructions or you do not timely return your card, your shares will be voted in the same manner and proportion as shares for which instructions are timely received from other plan participants, unless contrary to the Employment Retirement Income Security Act of 1974. For example, if you own 1,000 shares through the plan and fail to provide timely voting instructions for your shares, the plan trustee would vote them. If the trustee had timely received instructions to vote shares 60 percent for, 35 percent against and 5 percent abstain on a particular item of business, the trustee would, on that item, vote your shares 600 for, 350 against and 50 abstain.

22.   Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the ratification of our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the election of directors, the advisory approval of our executive compensation, approval of our 2013 Long-Term Incentive Plan and the shareholder proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

23.   Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Annual Meeting and votes in person as described in Question 18.

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24.   What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares in our Employee Savings Plans, your voting instructions must be received by 9:00 a.m. Eastern time on Monday, May 6, 2013 for the plan trustee to vote your shares.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

25.   May I change or revoke my vote?

Yes. You may change your vote at any time prior to the vote at the Annual Meeting, except that any change to your voting instructions for shares held in our Employee Savings Plans must be received by 9:00 a.m. Eastern time on Monday, May 6, 2013.

If you are a shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address set forth in Question 28 prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

26.   Who will serve as inspector of elections?

The inspector of elections will be a representative of American Stock Transfer & Trust Company.

Attending the Annual Meeting

27.   Who can attend the Annual Meeting?

You may attend the Annual Meeting only if you were a Sempra Energy shareholder at the close of business on March 12, 2013, the record date for the Annual Meeting, or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

If you are a shareholder of record or hold shares through our Direct Stock Purchase Plan or Employee Savings Plans, an admission ticket has been included as part of your notice of Internet availability of proxy materials or your proxy card. If you plan to attend the meeting, please bring the admission ticket with you. If you do not bring your admission ticket, your name must be verified against our list of shareholders of record and plan participants.

If you are not a shareholder of record but are the beneficial owner of shares held in street name through a bank, broker or other nominee, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to March 12, 2013, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., and you should allow ample time for check-in procedures.

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Shareholder Proposals and Director Nominations

28.   What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s Annual Shareholders Meeting?

Shareholder proposals that are intended to be included in our proxy materials for next year’s Annual Shareholders Meeting must be received by our Corporate Secretary no later than 5:00 p.m. San Diego time on November 21, 2013 and must be submitted to the following address:

Corporate Secretary Sempra Energy 101 Ash Street San Diego, CA 92101-3017 Fax: +1 (619) 696-4508

Proposals that are not timely submitted or are submitted to some other address or other than to the attention of our Corporate Secretary may be excluded from our proxy materials.

Shareholder proponents must meet the eligibility requirements of the Securities and Exchange Commission’s Shareholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

29.   How may I nominate director candidates or present other business for consideration at an Annual Shareholders Meeting?

Shareholders who wish to nominate director candidates or to present other items of business to be voted on at an Annual Shareholders Meeting must give written notice of their intention to do so to our Corporate Secretary at the address set forth in Question 28. We must receive the notice at least 90 days but not more than 120 days before the date corresponding to the date of the last Annual Shareholders Meeting. The notice also must include the information required by our bylaws, which may be obtained as provided in Question 31.

The time for us to receive notice of business items for the 2013 Annual Meeting has expired. The period for the receipt from shareholders of notice of business items for the 2014 Annual Meeting will begin on January 9, 2014 and end on February 8, 2014. These notice requirements do not apply to shareholder proposals intended for inclusion in our proxy materials under the Securities and Exchange Commission’s Shareholder Proposal Rule. The deadline for receiving those proposals is set forth in Question 28. The notice requirements also do not apply to questions that a shareholder may wish to ask at the Annual Meeting.

30.   How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Corporate Governance Committee of our Board of Directors by writing to our Corporate Secretary at the address set forth in Question 28. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on the board and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.

Obtaining Additional Information

31.   How may I obtain financial and other information about Sempra Energy?

Our consolidated financial statements are included in our 2012 Annual Report to Shareholders that accompanies this proxy statement.

Additional information regarding the company is included in our Annual Report on Form 10-K, which we file with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the Securities and Exchange Commission are available on our website at www.sempra.com under the “Investors” and “Company SEC Filings” tabs. We will also furnish a copy of our 2012 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to us at our address set forth in Question 28.

By writing to us, shareholders also may obtain, without charge, a copy of our bylaws, corporate governance guidelines, codes of conduct and board committee charters. You can also view these materials on the Internet by accessing our website at www.sempra.com and clicking on the “Investors” tab, then clicking on the “Governance” tab.

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32.   What if I have questions for Sempra Energy’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, dividend checks, transfer of ownership or other matters relating to your share account, please contact our transfer agent at the following address or phone numbers:

American Stock Transfer & Trust Company Attn: Sempra Energy 6201 15th Avenue Brooklyn, NY 11219

(877) 773-6772 (U.S. and Canada) +1 (718) 921-8386 (International)

We have a dividend reinvestment and direct stock purchase program under which you may have all or a portion of your dividends automatically reinvested to purchase our shares. You also may elect to purchase additional shares through optional cash payments. For information about this program, please contact American Stock Transfer & Trust Company at the address or the phone numbers listed to the left.

33.   Who can help answer any additional questions?

If you have any additional questions about the Annual Meeting or how to vote, change or revoke your vote, you should contact our proxy solicitor:

AST Phoenix Advisors 6201 15th Avenue Brooklyn, NY 11219

Shareholders Call: (877) 478-5038 (U.S. and Canada) +1 (212) 493-3910 (International)

Banks and Brokers Call Collect: +1 (212) 493-3910

If you need additional copies of this proxy statement or voting materials, please contact AST Phoenix Advisors as described above or send an email to info@phoenixadvisorsast.com.

CORPORATE GOVERNANCE

Our business and affairs are managed and all corporate powers are exercised under the direction of our Board of Directors. The board establishes fundamental corporate policies and oversees the performance of the company and our Chief Executive Officer and the other officers to whom the board has delegated day-to-day business operations.

The board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the company’s governance. It also has adopted a Code of Business Conduct and Ethics for Directors and Officers. Officers also are subject to business conduct guidelines that apply to all employees.

Several standing and special committees assist the board in carrying out its responsibilities. Each operates under a written charter adopted by the board.

Our corporate governance guidelines, committee charters, including our Audit, Compensation, and Corporate Governance Committee charters, and codes of conduct are posted on our website at www.sempra.com under the “Investors” and “Governance” tabs. Paper copies may be obtained upon request by writing to: Corporate Secretary, Sempra Energy, 101 Ash Street, San Diego, California 92101-3017.

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Board of Directors

Functions

In addition to its oversight role, our Board of Directors performs a number of specific functions, including:

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Selecting our Chief Executive Officer and overseeing his or her performance and that of other senior management in the operation of the company.

•

Planning for management succession.

•

Reviewing and monitoring strategic, financial and operating plans and budgets and their development and implementation by management.

•

Assessing and monitoring risks and risk-management strategies.

•

Reviewing and approving significant corporate actions.

•

Reviewing and monitoring processes designed to maintain the company’s integrity, including financial reporting, compliance with legal and regulatory obligations, and relationships with shareholders, employees, customers, suppliers and others.

•

Selecting director nominees, appointing board committee members, forming board committees and overseeing effective corporate governance.

Leadership Structure

The Board of Directors retains the flexibility to determine on a case-by-case basis whether the positions of Chief Executive Officer and Chairman of the Board should be combined or separate and whether an independent director should serve as Chairman. This flexibility permits the board to organize its functions and conduct its business in a manner it deems most effective in then prevailing circumstances.

Immediately after the approval in 2012 of a shareholder proposal looking to separate the Chief Executive Officer and Chairman positions, the board instructed management to actively engage with our largest shareholders, and in particular, those that had supported the proposal. Such engagement since our last annual meeting has included outreach to the holders of over 50 percent of our total outstanding shares and nearly 80 percent of our total institutional share ownership. Through our shareholder outreach program, we learned that most of our largest institutional shareholders who voted in favor of the proposal did so because of the limited role of our Lead Director position, not because they favored appointment of an independent chairman.

Having considered the feedback received from our shareholder engagement outreach, the board took two significant actions. First, it amended our corporate governance guidelines to strengthen the Lead Director’s role and responsibilities by adding the following duties:

•

To lead the Board of Directors if circumstances arise in which the role of the Chairman of the Board may be, or may be perceived by the Lead Director or by the other independent board members to be, in conflict.

•

To act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer.

•

To review and approve all board and committee agendas and approve information sent to the board providing input to management on the scope and quality of such information.

•

To consult with the Chairman of the Board, Chief Executive Officer, and committee chairs regarding the topics and schedules of the meetings of the board and committees and approve such schedules to assure that there is sufficient time for discussion of all agenda items.

•

To call a special meeting of the Board of Directors or the independent directors at any time, at any place, and for any purpose.

•

To be available for consultation and direct communication with the company’s major shareholders.

•

To consult with the Corporate Governance Committee as part of the committee’s review of director nominations and recommendations of director candidates.

•

To consult with directors regarding acceptance of memberships on other boards to assure that multiple board service does not conflict or otherwise interfere with such directors’ service to the company.

•

Led by the Compensation Committee and together with the Chairman, to report annually to the board on succession planning including policies and principles for executive officer selection.

The above duties are in addition to the following duties and responsibilities previously assigned to, and continuing as the responsibility of, the Lead Director:

•

To preside at all meetings of the Board of Directors at which the Chairman of the Board is not available.

•

To organize, convene and preside over executive sessions of the independent directors and promptly communicate approved messages and directives to the Chairman of the Board and the Chief Executive Officer.

•

To collect and communicate to the Chairman of the Board and the Chief Executive Officer the views and recommendations of the independent directors, relating to his or her performance, other than with respect to the annual performance review.

•

To perform such other duties as may be assigned from time-to-time by the independent directors.

The position and role of the Lead Director is intended to provide board leadership where the roles of a combined Chairman and Chief Executive Officer may be in conflict. It is also intended to expand lines of communication between the board and members of management. It is not intended to reduce the free and open access and communication that each board member has with other board members and members of management.

The board also amended our bylaws to give itself flexibility to appoint an independent Chairman who is not an officer of the company should it believe that such appointment would be in the best interest of shareholders given the facts and circumstances at that time. The amendments also formally established the office of Lead Director and provided him or her with authority to call special meetings of the board. In addition to these actions to strengthen the Lead Director role, the board continued its deliberations and considered other factors, including the governance structures at other California investor-owned utilities and the anticipated reaction by and expectations of the California Public Utilities Commission.

Following this extended period of deliberation and after Donald E. Felsinger retired as Chairman on November 30, 2012, consistent with the board’s well-considered succession planning process, the board elected Debra L. Reed as Chairman effective December 1, 2012. In addition to being Chairman, Ms. Reed retained her office of Chief Executive Officer.

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Ms. Reed is a 35-year employee of the Sempra Energy family of companies with an outstanding career of achievement as well as extensive industry experience and public board service. She also has significant experience in working with and adhering to the rules established by the California Public Utilities Commission, the principal regulator of our California utilities.

The Board of Directors believes that the company and its shareholders currently are best served by having Ms. Reed serve as Chairman of the Board as well as Chief Executive Officer. By combining these positions, Ms. Reed serves as a bridge between the board and the operating organization and provides critical leadership for the strategic initiatives and challenges of the future. During those periods in which we do not have a non-executive Chairman, the independent directors annually select an independent director as the Lead Director. William C. Rusnack continues to serve as our Lead Director.

The Board of Directors believes that its independence and oversight of management is maintained effectively through this flexible leadership structure, our board’s composition and sound corporate governance policies and practices.

Director Independence

The Board of Directors determines the independence of our directors by applying the independence principles and standards established by the New York Stock Exchange. These provide that a director is independent only if the board affirmatively determines that the director has no direct or indirect material relationship with the company. They also identify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, the board annually reviews the independence of the company’s directors and director nominees. In its most recent review, the board considered, among other things, the absence of any employment relationships between the company and its current directors and nominees (other than Debra L. Reed who is also an executive officer of the company) and their families; the absence of any of the other specific relationships that would preclude a determination of independence under New York Stock Exchange independence rules; the absence of any affiliation of the company’s directors and their families with the company’s independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; the absence of any transactions with directors and members of their families that would require disclosure in this proxy statement under Securities and Exchange Commission rules regarding related person transactions; and the immaterial amount of goods and services that we purchase in the ordinary course of business from companies and the modest amount of our discretionary contributions to non-profit organizations with which some of our directors or their family members are associated.

Based upon this review, the board has affirmatively determined that each of the company’s non-employee directors is independent. The independent directors are:

Alan L. Boeckmann	William C. Rusnack
James G. Brocksmith Jr.	William P. Rutledge
Wilford D. Godbold Jr.	Lynn Schenk
William D. Jones	Jack T. Taylor
William G. Ouchi	Luis M. Téllez

In addition, the board affirmatively determined that James C. Yardley, who is not currently a director but has been nominated for election at this Annual Shareholders Meeting, is independent.

Director Share Ownership Guidelines

The board has established share ownership guidelines for directors and officers to further strengthen the link between company performance and compensation. For non-employee directors, the guideline is ownership of a number of our shares having a value of five times the directors’ annual base retainer and is expected to be attained within five years of becoming a director. For these purposes, share ownership includes phantom shares into which compensation has been deferred and the vested portion of certain in-the-money stock options, as well as shares owned directly. All of our non-employee directors meet or exceed the guideline. For information regarding executive officer share ownership requirements, please see “Executive Compensation — Compensation Discussion and Analysis — Share Ownership Requirements.”

Board and Committee Meetings; Executive Sessions; Annual Meetings of Shareholders

At regularly scheduled board and committee meetings, directors review and discuss management reports regarding the company’s performance, prospects and plans, as well as immediate opportunities and issues facing the company. At least once a year, the board also reviews management’s long-term strategic and financial plans.

The Chairman of the Board proposes the agenda and schedule for each board meeting to the Lead Director who then reviews and modifies or approves it. Committee agendas and schedules are set by or in consultation with the committee chair and with the approval of the Lead Director.

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Directors are encouraged to propose agenda items, and any director also may raise at any meeting subjects that are not on the agenda.

Information and other materials important to understanding the business to be conducted at board and committee meetings are distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting.

An executive session of independent board members is held at each regularly scheduled board meeting, and any director may call for an executive session at any special meeting. Executive sessions are presided over by the Lead Director. During 2012, the board held seven executive sessions.

During 2012, the board held seven meetings and committees of the board held 31 meetings. Directors, on an aggregate basis, attended over 99 percent of the combined number of these meetings. Each director attended at least 86 percent of the combined number of meetings of the board and each committee of which the director was a member.

The board encourages all nominees for election as directors to attend the Annual Shareholders Meeting. Last year, all of the nominees for election at the 2012 Annual Meeting attended the meeting.

Evaluation of Board and Director Performance

The Corporate Governance Committee annually reviews and evaluates the performance of the Board of Directors. The committee assesses the board’s contribution as a whole and identifies areas in which the board or senior management believes a better contribution may be made. The purpose of the review is to increase the effectiveness of the board, and the results are reviewed with the board and its committees. In addition, each committee, other than the Executive Committee and three LNG committees, conducts an annual self-evaluation.

Our board annually reviews the individual performance and qualifications of each director who may wish to be considered for nomination to an additional term. The evaluations are reviewed by the Corporate Governance Committee, which makes recommendations to the board regarding nominees for election as directors.

Risk Oversight

Our corporate governance guidelines provide that the specific functions of the Board of Directors include assessing and monitoring risks and risk management. The board reviews and oversees strategic, financial and operating plans that are intended to provide sustainable long-term growth with an acceptable level of risk. Each of our business units is responsible for identifying and moderating risk in a manner consistent with these goals. The board fulfills its risk oversight function through receipt of reports provided both directly to the board and to appropriate board committees. Based on these reports, the board or appropriate committees establish or amend existing risk oversight and control mechanisms. In addition, the company has a robust internal audit function that reports directly to the Audit Committee.

The board and its committees mitigate risk through establishing policies that include:

•

Leverage limitations.

•

Obtaining prior regulatory review and approval of substantial utility investments.

•

Establishing non-utility investment policies, including requiring substantial third party pre-construction contractual commitments to purchase the capacity or output of major non-utility construction projects.

•

Setting an employee compensation program that encourages and rewards sustainable moderate-risk growth.

With respect to the investments where we do not operate or control the related entity or operations, in addition to closely monitoring these investments, we mitigate risk by having representation on the governing body; by negotiating contractual protections such as limiting our liability or prohibiting certain actions without our consent; by carefully selecting our business partners; or by using a combination of these methods. The risks inherent in these businesses, which primarily involve the generation of energy and transmission of natural gas and propane through pipelines, are similar to those of our subsidiaries and are periodically reviewed by our board and the appropriate board committees.

Succession Planning and Management Development

Our Compensation Committee regularly evaluates succession planning issues and annually reports to the Board of Directors on succession planning, including policies and principles for executive officer selection.

Review of Related Person Transactions

Securities and Exchange Commission rules require us to disclose certain transactions involving more than $120,000 in which we are a participant and any of our directors, nominees as directors or executive officers, or any member of their immediate families, has or will have a direct or indirect material interest. The charter of our Corporate Governance Committee requires the committee to review any such “related person transaction” before we enter into the transaction. The appointment and the terms of the appointment of Carlos Ruiz, formerly a director of the company, to the position of Chairman and Chief Executive Officer of Infraestructura Energética Nova, S.A.B. de C.V. (“IEnova”) were reviewed and approved by the Corporate Governance Committee. There have been no other transactions or proposed transactions requiring review during 2012 or 2013 through the date of the mailing of this proxy statement.

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Director Orientation and Education Programs

Every new director participates in an orientation program and receives materials and briefings to acquaint him or her with our business, industry, management and corporate governance policies and practices. Continuing education is provided for all directors through board materials and presentations, discussions with management, visits to corporate facilities and other sources. Several directors, at the company’s expense, also attend third-party offered education courses and participate in the National Association of Corporate Directors, of which the company is also a member.

Board Access to Senior Management, Independent Accountants and Counsel

Directors have complete access to our independent registered public accounting firm, and to senior management and other employees. They also have complete access to counsel, advisors and experts of their choice with respect to any issues relating to the board’s discharge of its duties.

Retirement Policy

In accordance with our corporate governance guidelines, directors should not stand for election after attaining the age of 75.

Board Committees

	Audit	Compensation	Corporate Governance	Environmental, Health, Safety and Technology	LNG Joint Venture and Financing	LNG Construction and Technology	LNG Government Relations and Permitting	Executive
Alan L. Boeckmann
James G. Brocksmith Jr.
Wilford D. Godbold Jr.
William D. Jones
William G. Ouchi
Debra L. Reed
William C. Rusnack
William P. Rutledge
Lynn Schenk
Jack T. Taylor
Luis M. Téllez
means Committee Chairman

Audit Committee

Our Audit Committee is composed entirely of independent directors. It is directly responsible and has sole authority for selecting, appointing, retaining and overseeing the work and approving the compensation of our independent registered public accounting firm, which reports directly to the committee. The committee prepares the report reprinted under the caption “Audit Committee Report.” It also assists the Board of Directors in fulfilling oversight responsibilities regarding:

•

The integrity of our financial statements.

•

Our compliance with legal and regulatory requirements.

•

Our internal audit function.

The board has determined that each member of the Audit Committee is financially literate. It also has determined that Mr. Brocksmith, who chairs the committee, is an audit committee financial expert as defined by the rules of the Securities and Exchange Commission.

During 2012, the Audit Committee held nine meetings.

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Compensation Committee

Our Compensation Committee is composed entirely of independent directors. It assists the Board of Directors in the evaluation and compensation of our executives. It establishes our compensation principles and policies and oversees our executive compensation program. The committee has direct responsibility for:

•

Reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation.

•

Evaluating our Chief Executive Officer’s performance in light of those goals and objectives and approving (subject to ratification by the board acting solely through the independent directors) her compensation based on the committee’s performance evaluation.

•

Recommending to the board the compensation program for other executive officers, incentive compensation plans and equity-based compensation plans.

•

Preparing the report reprinted under the caption “Compensation Committee Report.”

•

Evaluating and overseeing risk in our compensation programs.

•

Reporting to the board annually on succession planning.

During 2012, the Compensation Committee held four meetings.

For additional information regarding the Compensation Committee’s principles, policies and practices, please see the discussion under “Executive Compensation — Compensation Discussion and Analysis.”

Corporate Governance Committee

Our Corporate Governance Committee is composed entirely of independent directors. The committee’s responsibilities include:

•

Identifying individuals qualified to become directors.

•

Recommending nominees for election as directors and candidates to fill board vacancies.

•

Recommending directors for appointment as members of board committees.

•

Developing and recommending corporate governance principles.

•

Overseeing the evaluation of the board and its individual directors.

The committee reviews with the board the skills and characteristics required of directors in the context of current board membership, and develops and maintains a pool of qualified director candidates. It seeks a group of individuals who bring to the board a variety of complementary skills and a range of viewpoints, backgrounds, experiences and other individual qualities and attributes that contribute to overall board diversity. It solicits the names of director candidates from a variety of sources, including search firms advised of these policies, and also considers candidates submitted by shareholders. The committee assesses the effectiveness of its policies as part of its annual review of board composition and board, committee and individual director performance and in its recommendations of nominees for election as directors at the next Annual Shareholders Meeting.

The committee reviews biographical data and other relevant information regarding potential board candidates, may request additional information from the candidates or other sources and, if the committee deems it appropriate, may interview candidates and consult references and others who may assist in candidate evaluation. The committee evaluates all candidates in the same manner whether identified by shareholders or through other sources.

In considering potential director candidates, the committee evaluates each candidate’s integrity, independence, judgment, knowledge, experience and other relevant factors to develop an informed opinion of his or her qualifications and ability and commitment to meet the board’s expectations for directors set forth in our corporate governance guidelines.

The committee’s deliberations reflect the board’s requirement that substantially all directors (other than current or former company officers) should be independent and that all director nominees must be financially literate or must become financially literate within a reasonable time after becoming a director. They also reflect the board’s view regarding the appropriate number of directors and the composition of the board.

The committee in recommending nominees for election as directors at the 2013 Annual Meeting and the board in approving the nominees considered the individual experience, qualifications, attributes and skills of each nominee (including his or her prior contributions to the board), with a view to constituting a board that, as a whole, is well-qualified to oversee our businesses. Messrs. Taylor and Yardley are being nominated for election by shareholders for the first time. Mr. Taylor was recommended for board consideration by an independent non-employee director, and Mr. Yardley was recommended for board consideration by a third-party search firm.

With respect to Mr. Rutledge and Dr. Ouchi, the committee and the board also considered that in 2010 they were directors of FirstFed Financial Corp. and during 2009 and prior years they also served as directors of FirstFed’s subsidiary First Federal Bank of California. In January 2009, First Federal Bank consented to an order by the Office of Thrift Supervision that First Federal Bank and its directors and employees cease and desist engaging in unsafe or unsound banking practices. In December 2009, First Federal Bank was closed by the Office of Thrift Supervision and in January 2010, FirstFed Financial filed for liquidation under the Bankruptcy Code. The committee and the board concluded that these events do not reflect upon the integrity of Mr. Rutledge or Dr. Ouchi or, in view of the unprecedented and historic national and international financial crisis that resulted in the insolvency of numerous financial institutions, their ability and qualifications to serve on our board.

During 2012, the Corporate Governance Committee held five meetings.

Environmental, Health, Safety and Technology Committee

Our Environmental, Health, Safety and Technology Committee is responsible for:

•

Assisting the company’s Board of Directors in overseeing the company’s programs, compliance and performance related to environmental, health and safety matters.

•

Reviewing environmental, health and safety laws, regulations and developments at the global, national, regional and local level and evaluating ways to address these matters as part of the company’s business strategy and operations.

•

Reviewing and evaluating technology developments and related issues that advance the company’s overall business strategy.

During 2012, the Environmental, Health, Safety and Technology Committee held three meetings.

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LNG Joint Venture and Financing Committee

Our LNG Joint Venture and Financing Committee is responsible for:

•

Evaluating and advising on effective and efficient equity arrangements, including joint ventures with partners who are also customers, for the design, construction and operation of liquefied natural gas (LNG) project(s) in North America.

•

Advising on potential options and parties that can facilitate and implement the complex financing structures necessary for large-scale LNG projects.

•

Reviewing key terms of material joint venture and tolling agreements to ensure risks are appropriately considered and addressed by management.

•

Advising on the strategy for creating effective project financing for LNG projects and assisting in evaluating the benefits and challenges associated with the available options and financing parties.

During 2012, the LNG Joint Venture and Financing Committee held three meetings.

LNG Construction and Technology Committee

Our LNG Construction and Technology Committee is responsible for:

•

Advising on approaches to forms of engineering, procurement and construction contracts and contractors.

•

Assisting in the review and evaluation of types of technologies available for conversion of natural gas into LNG.

•

Reviewing key risks inherent in construction and assuring that management has a plan for managing these risks.

•

Providing its collective experience in determining optimum approaches to assuring successful and timely execution of the completion of LNG projects.

During 2012, the LNG Construction and Technology Committee held three meetings.

LNG Government Relations and Permitting Committee

Our LNG Government Relations and Permitting Committee is responsible for:

•

Evaluating local, national and international permitting issues associated with the exportation of LNG from North America to multiple regions and countries.

•

Advising on strategy in obtaining the governmental permits that are prerequisites to the construction and operation of a liquefaction facility.

•

Assisting in reviewing and evaluating the documentation and activities associated with obtaining permits on a timely basis.

During 2012, the LNG Government Relations and Permitting Committee held four meetings.

Executive Committee

Our Executive Committee meets on call by the Chairman of the Committee during the intervals between meetings of the Board of Directors when scheduling or other requirements make it difficult to convene the full board. The committee did not meet during 2012.

Communications with the Board

Shareholders and interested parties who wish to communicate with the board, non-management directors as a group, a committee of the board or a specific director may do so by letters addressed to the attention of our Corporate Secretary. All communications regarding executive compensation will be relayed to the chair of the Compensation Committee, William C. Rusnack, for appropriate evaluation and consideration.

All other communications are reviewed by the Corporate Secretary and provided to the directors consistent with a screening policy providing that unsolicited items, sales materials, and other routine items and items unrelated to the duties and responsibilities of the board are not relayed to directors. Any communication that is not relayed is recorded in a log and made available to the directors.

The address for these communications is:

Corporate Secretary Sempra Energy 101 Ash Street San Diego, CA 92101-3017

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Director Compensation

Summary

Our director compensation program is summarized in the table below:

Director Compensation Program
Retainer
Annual Base Retainer	$50,000
Lead Director Retainer	$25,000
Audit Chair Retainer	$20,000
Other Committee Chair Retainer	$10,000
Special LNG-Related Committee Retainer	$10,000
Special LNG-Related Committee Chair Retainer	$5,000
Meeting Fees
Board Meetings	$2,000
Audit Committee Meetings	$2,000
Other Committee Meetings	$1,500
Equity
Deferred Equity	$50,000
Annual Equity Grant	$60,000
Initial Equity Grant for New Director	$180,000

Retainer and Meeting Fees

Directors who are not employees of Sempra Energy receive an annual base retainer of $50,000. The Chair of the Audit Committee receives an additional $20,000; the chairs of other board committees receive an additional $10,000; and the Lead Director receives an additional $25,000. Members of special LNG-related committees receive an annual retainer of $10,000 and the chairs of these committees receive an additional annual retainer of $5,000.

Non-employee directors also receive meeting fees of $2,000 for each board meeting attended and $1,500 for each board committee meeting attended ($2,000 in the case of the Audit Committee), excluding special LNG-related committee meetings.

Directors may elect to receive their retainer and meeting fees in shares of our common stock or to defer them into an interest-bearing account, phantom investment funds or phantom shares of our common stock.

Equity

Each quarter, non-employee directors are credited with a number of phantom shares of our common stock having a market value of $12,500. Upon the director’s retirement, the current market value of the shares credited to the director’s account (together with reinvested dividend equivalents) is paid to the director in cash.

Directors also receive grants of restricted stock units or phantom shares of our common stock, which are subject to the vesting requirements described below.

Upon first becoming a director, each non-employee director receives a number of restricted stock units or phantom shares having a market value of $180,000 and vesting in equal annual installments of one-third of the original grant (together with related reinvested dividend equivalents) on each of the first three anniversaries of the grant date.

Thereafter at each annual meeting (other than the annual meeting that coincides with or first follows the director’s election to the board), each non-employee director who continues to serve as a director will receive an additional number of restricted stock units or phantom shares having a market value of $60,000 and vesting on the date of the next annual meeting.

Unvested shares are forfeited if the director’s service on the board terminates for any reason other than death, disability or removal without cause. In those events, all unvested shares would immediately vest.

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Director Compensation Table

We summarize the 2012 compensation of our non-employee directors below.

2012 Director Compensation	Fees Earned or Paid in Cash	Stock Awards (B)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (C)	All Other Compensation (D)	Total
Alan L. Boeckmann	$88,000	$110,000	-	$20,000	$218,000
James G. Brocksmith Jr.	$116,667	$110,000	-	-	$226,667
Wilford D. Godbold Jr.	$95,167	$110,000	$71,872	$20,312	$297,351
William D. Jones	$93,167	$110,000	$65,272	$25,000	$293,439
William G. Ouchi	$96,000	$110,000	$25,641	$25,000	$256,641
Carlos Ruiz (A)	$51,667	$97,500	-	-	$149,167
William C. Rusnack	$109,667	$110,000	$15,962	$25,000	$260,629
William P. Rutledge	$93,167	$110,000	-	$21,000	$224,167
Lynn Schenk	$98,500	$110,000	-	$25,000	$233,500
Luis Téllez	$84,667	$110,000	-	-	$194,667

(A)

Mr. Ruiz resigned from the board on June 18, 2012.

(B)

Represents equity grants of restricted stock units and phantom shares of our common stock that are valued at the fair market value of our shares at the crediting date without reduction for non-transferability. The amounts set forth in this column represent the number of shares subject to awards multiplied by the grant date price of Sempra Energy’s common stock. The restricted stock units granted to Mr. Brocksmith and Dr. Ouchi will be settled in shares of Sempra Energy common stock upon vesting. The restricted stock units granted to Mr. Téllez will be settled in cash upon vesting. The restricted stock units granted to Mr. Ruiz were terminated upon his resignation from the board.

2012 Director Equity Grants	Mandatory Deferred Equity	Equity Grant		Total
		Phantom Shares	Restricted Stock Units
Alan L. Boeckmann	$50,000	$60,000	-	$110,000
James G. Brocksmith Jr.	$50,000	-	$60,000	$110,000
Wilford D. Godbold Jr.	$50,000	$60,000	-	$110,000
William D. Jones	$50,000	$60,000	-	$110,000
William G. Ouchi	$50,000	-	$60,000	$110,000
Carlos Ruiz	$37,500	-	$60,000	$97,500
William C. Rusnack	$50,000	$60,000	-	$110,000
William P. Rutledge	$50,000	$60,000	-	$110,000
Lynn Schenk	$50,000	$60,000	-	$110,000
Luis Téllez	$50,000	-	$60,000	$110,000

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In 2012, all long-term incentive compensation was delivered through phantom shares and restricted stock units, and no stock options were granted. The following table summarizes the number of stock options, phantom shares and restricted stock units outstanding for each director at December 31, 2012:

Director Equity Balances as of December 31, 2012	Phantom Shares	Restricted Stock Units	Stock Options	Total
Alan L. Boeckmann	6,115	-	-	7,063
James G. Brocksmith Jr.	19,351	948	30,000	49,351
Wilford D. Godbold Jr.	23,013	-	25,000	48,013
William D. Jones	18,299	-	10,000	28,299
William G. Ouchi	15,348	948	25,000	41,296
Carlos Ruiz	-	-	20,000	20,000
William C. Rusnack	17,561	-	20,000	37,561
William P. Rutledge	16,381	-	15,000	31,381
Lynn Schenk	8,537	-	20,000	28,537
Luis Téllez	2,134	2,159	-	4,293

(C)

Consists of (i) the aggregate change in the actuarial value of accumulated benefits under defined benefit pension plans and (ii) above-market interest (interest in excess of 120% of the federal long-term rate) on deferred compensation. The 2012 amounts are:

2012 Change in Pension Value and Above-Market Interest	Change in Accumulated Benefits	Above-Market Interest	Total
Alan L. Boeckmann	-	-	-
James G. Brocksmith Jr.	-	-	-
Wilford D. Godbold Jr.	$42,687	$29,185	$71,872
William D. Jones	$64,653	$619	$65,272
William G. Ouchi	$25,641	-	$25,641
Carlos Ruiz	-	-	-
William C. Rusnack	-	$15,962	$15,962
William P. Rutledge	-	-	-
Lynn Schenk	-	-	-
Luis Téllez	-	-	-

Only Messrs. Godbold and Jones and Dr. Ouchi are entitled to receive grandfathered pension benefits and all have attained maximum years of service credit. The annual benefit is the sum of the annual director retainer and ten times the board meeting fee at the date the benefit is paid. It commences upon the later of the conclusion of board service or attaining age 65 and continues for a period not to exceed the director’s years of service as a director of predecessor companies plus up to ten years of service as a director of the company. The actuarial equivalent of the total retirement benefit is paid to the retiring director in a single lump sum upon the conclusion of board service unless the director has elected to receive the annual benefit.

(D)

Consists of our contributions to charitable, educational and other non-profit organizations to match those of directors on a dollar-for-dollar basis up to an annual maximum match of $25,000 for each director.

Directors who are also employees of the company (Donald E. Felsinger, Executive Chairman until his November 30, 2012 retirement, and Debra L. Reed, Chairman and Chief Executive Officer) are not additionally compensated for their services as directors. Their compensation is summarized in the Summary Compensation Table appearing under “Executive Compensation — Compensation Tables.”

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of the five directors named below, all of whom have been determined by the board to be independent directors. The board also has determined that all members of the committee are financially literate and the chair of the committee is an audit committee financial expert as defined by the rules of the Securities and Exchange Commission. The committee’s charter, adopted by the board, is posted on the company’s website at www.sempra.com under the “Investors” and “Governance” tabs.

The committee’s responsibilities include appointing the company’s independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting the board in providing oversight to the company’s financial reporting process. In fulfilling its oversight responsibilities, the committee meets with the company’s independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

It is not the committee’s responsibility to plan or conduct audits or to determine that the company’s financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for the company’s financial statements, including the estimates and judgments on which they are based, as well as the company’s financial reporting process, accounting policies, internal audit function, internal accounting controls, disclosure controls and procedures, and risk management. The company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an audit of the company’s annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States, expressing an opinion as to the effectiveness of the company’s internal control over financial reporting and reviewing the company’s quarterly financial statements.

The committee has discussed with Deloitte & Touche the matters required to be discussed by AU Section 380 of the Public Company Accounting Oversight Board Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board, which requires the independent registered public accounting firm to provide the committee with information regarding the scope and results of its audit of the company’s financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant audit adjustments, any disagreements with management and any difficulties encountered in performing the audit.

The committee also has received from Deloitte & Touche a report providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte & Touche has also discussed its independence with the committee and confirmed in the report that, in its professional judgment, it is independent of the company within the meaning of the federal securities laws. The committee also considered whether Deloitte & Touche’s provision of non-audit services to the company and its affiliates is compatible with its independence.

The committee also has reviewed and discussed with the company’s senior management the audited financial statements included in the company’s Annual Report on Form 10-K for the year ended December 31, 2012 and management’s reports on the financial statements and internal controls. Management has confirmed to the committee that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. Deloitte & Touche has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States and that management has maintained an effective system of internal controls. In addition, the company’s Chief Executive Officer and Chief Financial Officer have reviewed with the committee the certifications that each will file with the Securities and Exchange Commission pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

Based on these considerations, the Audit Committee has recommended to the Board of Directors that the company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee
James G. Brocksmith Jr., Chair Wilford D. Godbold Jr. William D. Jones Lynn Schenk Jack T. Taylor

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SHARE OWNERSHIP

The following table shows the number of shares of our common stock beneficially owned at March 12, 2013 by each of our directors, by each of our executive officers named in the executive compensation tables in this proxy statement, and by all of our directors and executive officers as a group. The shares of common stock beneficially owned by our directors and executive officers as a group total less than 1.0 percent of our outstanding shares. In calculating these percentages, shares under the heading “Phantom Shares and Cash-Settled Awards” are not included because these shares cannot be voted and may only be settled for cash.

Share Ownership	Current Beneficial Holdings (B)	Shares Subject to Exercisable Options (C)	Phantom Shares and Cash- Settled Awards (D)	Total
Alan L. Boeckmann	—	—	6,189	6,189
James G. Brocksmith Jr.	2,313	30,000	19,685	51,998
Javade Chaudhri	29,754	57,650	4,531	91,935
Donald E. Felsinger (A)	388,095	474,475	104,870	967,440
Wilford D. Godbold Jr. (A)	3,006	25,000	23,378	51,384
Joseph A. Householder	35,617	48,200	4,716	88,533
William D. Jones	3,837	10,000	18,644	32,481
William G. Ouchi	15,948	20,000	15,648	51,596
Debra L. Reed	80,101	117,375	30,642	228,118
G. Joyce Rowland	16,624	49,775	4,356	70,755
William C. Rusnack	3,268	20,000	17,880	41,148
William P. Rutledge	4,045	15,000	16,690	35,735
Lynn Schenk	2,000	20,000	8,782	30,782
Mark A. Snell	63,296	84,025	6,739	154,060
Jack T. Taylor	131	–	–	131
Luis M. Téllez	–	–	3,273	3,273
Directors and Executive Officers as a Group (16 persons)	648,035	971,500	286,023	1,905,558

(A)

Mr. Felsinger retired as both an officer and a director effective November 30, 2012. In keeping with our retirement policy, Mr. Godbold was not nominated to stand for re-election and will retire on May 9, 2013.

(B)

Includes unvested restricted stock units that are convertible into our common stock and that vest within 60 days. These total 948 unvested restricted stock units for each of Mr. Brocksmith and Dr. Ouchi.

(C)

Shares which may be acquired through the exercise of stock options that currently are exercisable or will become exercisable within 60 days.

(D)

The phantom shares represent deferred compensation deemed invested in shares of our common stock. These phantom shares track the performance of our common stock but cannot be voted and may only be settled for cash. They are either fully vested or will vest within 60 days. The cash-settled awards are unvested restricted stock units that will vest within 60 days. These total 948 unvested restricted stock units for Mr. Téllez.

Sempra Energy has approximately 245,000 shareholders.

There are three persons known to us to own beneficially more than 5.0 percent of our outstanding shares: BlackRock, Inc., 40 East 52nd Street, New York, New York; FMR LLC, 82 Devonshire Street, Boston, MA; and Franklin Resources, Inc., One Franklin Parkway, San Mateo, California. BlackRock has reported that at December 31, 2012, it and related entities beneficially owned 16,998,740 shares for which they had sole voting and dispositive power, representing approximately 7.0 percent of our outstanding shares. FMR LLC has reported that at December 31, 2012, it and related entities beneficially owned 17,652,767 shares for which they had sole voting power over 783,604 shares and sole dispositive power over 17,652,767 shares representing approximately 7.3 percent of our outstanding shares. Franklin Resources has reported that at December 31, 2012, it and related entities beneficially owned 12,868,529 shares for which they had sole voting power over 12,757,709 shares and sole dispositive power over 12,868,529 shares, representing approximately 5.3 percent of our outstanding shares.

Our employee savings and stock ownership plans hold 15,343,537 shares of our common stock (approximately 6.3 percent of our outstanding shares) for the benefit of employees as of March 12, 2013.

For information regarding share ownership guidelines applicable to our directors and officers, please see “Corporate Governance — Board of Directors — Director Share Ownership Guidelines” and “Executive Compensation — Compensation Discussion and Analysis — Share Ownership Requirements.”

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required to file reports with the Securities and Exchange Commission regarding their ownership of our shares. Based solely on our review of the reports filed and written representations from directors and officers that no other reports were required, we believe that all filing requirements were timely met during 2012.

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RELATED PARTY TRANSACTION

Carlos Ruiz, 63, a director of Sempra Energy until June 18, 2012, accepted an offer to become the Chairman and Chief Executive Officer of our indirect subsidiary, IEnova. Mr. Ruiz started this position in July 2012. The principal terms of his employment with IEnova, which were approved by our Corporate Governance Committee and Compensation Committee, are as follows:

•

An annual base salary of U.S. $500,000.

•

Eligibility to participate in the Short-Term Incentive Plan with a target of 60 percent of base salary and a maximum of 120 percent of base salary.

•

A special equity grant or cash equivalent equal to U.S. $2,000,000 to be payable in the common stock of IEnova or in cash, depending on certain conditions, and vesting in equal 50 percent increments over two years.

•

Eligibility to participate in a long-term incentive plan targeted at 180 percent of base salary.

•

Severance pay for involuntary termination other than for cause equal to two times base salary.

Mr. Ruiz remains the Chairman and Chief Executive Officer of IEnova.

PROPOSALS TO BE VOTED ON

Board of Directors Proposals

Proposals 1, 2, 3 and 4 have been included in this proxy statement at the direction of the Board of Directors. The board recommends that you vote “FOR” each of Proposals 1, 2, 3 and 4.

Proposal 1: Election of Directors

Directors are elected at each Annual Shareholders Meeting for terms expiring at the next Annual Shareholders Meeting.

The Corporate Governance Committee has recommended and the Board of Directors has nominated the following 11 individuals for election as directors, all of whom, except Mr. Yardley, are currently directors:

Alan L. Boeckmann

James G. Brocksmith Jr.

William D. Jones

William G. Ouchi

Debra L. Reed

William C. Rusnack

William P. Rutledge

Lynn Schenk

Jack T. Taylor

Luis M. Téllez

James C. Yardley

Properly executed proxies will be voted for these 11 nominees unless other instructions are specified. If any nominee should become unavailable to serve, the proxies may be voted for a substitute nominee designated by the board, or the board may reduce the authorized number of directors.

We have not received notice of any additional candidates to be nominated for election as directors at the 2013 Annual Meeting and the deadline for notice of additional candidates has passed. Consequently, the election of directors will be an uncontested election and our bylaw providing for majority voting in uncontested elections will apply. Under majority voting, to be elected as a director, a nominee must receive votes “FOR” his or her election constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the “FOR” votes must also represent more than 25 percent of our outstanding shares. If a nominee who currently is serving as a director does not receive sufficient “FOR” votes to be re-elected, the director will cease to be a director not later than 90 days following the certification of the election results, and the resulting vacancy in the board may be filled by the remaining directors.

The board has determined that each non-officer nominee is an independent director. Information concerning the board’s independence standards is contained under the caption “Corporate Governance — Board of Directors — Director Independence.”

Biographical information regarding each director nominee and his or her qualifications to serve as a director is set forth below. The year shown as election as a director is the year that the director was first elected as a director of Sempra Energy or a predecessor corporation. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years.

The Board of Directors recommends that you vote “FOR” each of its nominees for election to the Board

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Alan L. Boeckmann, 64, has been a director since February 2011. In February 2012, he retired as the Non-Executive Chairman of Fluor Corporation, a leading engineering, procurement, construction and maintenance services company. From 2002 to early 2011, Mr. Boeckmann was the Chairman and Chief Executive Officer of Fluor. Prior to that, he held a number of senior management and operating positions at Fluor. Mr. Boeckmann currently is a director of Archer-Daniels-Midland Company and the Hearing and Speech Foundation. Mr. Boeckmann is also a former director of Fluor Corporation, BHP Billiton, Burlington Northern Santa Fe Corporation and the National Petroleum Council.

Mr. Boeckmann has been an outspoken business leader in promoting international standards for business ethics and was instrumental in the formation of the World Economic Forum’s Partnering Against Corruption Initiative in 2004. His extensive board, executive management and infrastructure construction experience, coupled with his commitment to ethical conduct in international business activities, makes him a valuable addition to our board.

James G. Brocksmith, Jr., 72, has been a director since 2001. He is an independent financial consultant and the former Deputy Chairman and Chief Operating Officer for the U.S. operations of KPMG Peat Marwick LLP. Mr. Brocksmith is a former director of AAR Corp., Alberto-Culver Company and Nationwide Financial Services, Inc.

Mr. Brocksmith’s extensive experience with public accounting issues and knowledge of corporate accounting, tax and compliance practices are important for us in his role as chair of the Audit Committee. His financial expertise provides a resource that is helpful to our board given the increasingly complex financial environment in which we operate.

William D. Jones, 57, has been a director since 1994. He is the President and Chief Executive Officer and a director of CityLink Investment Corporation, a real estate investment, development and management firm, and City Scene Management Company. From 1989 to 1993, Mr. Jones served as General Manager/Senior Asset Manager and Investment Manager with certain real estate subsidiaries of The Prudential. Prior to joining The Prudential, he served as a San Diego City Council member from 1982 to 1987. Mr. Jones is a director of certain funds under management by Capital Research and Management Company. He is the Chairman of the Board of Trustees of the Francis Parker School and a member of the Corporate Directors Forum. Mr. Jones is a former director of The Price Real Estate Investment Trust, Southwest Water Company, the Federal Reserve Bank of San Francisco, the San Diego Padres baseball club and former Chairman of the Board of the Los Angeles Branch of the Federal Reserve Bank of San Francisco. Mr. Jones has extensive experience as a real estate developer in San Diego, where he built the City Heights Urban Village, an award-winning redevelopment project.

Mr. Jones’s background in the public and financial arenas, along with his real estate expertise, has been helpful to our board as it considers the development of large infrastructure projects, which requires extensive amounts of land and an understanding of the construction and real estate industries. His expertise in these areas makes him a vital member of our board.

William G. Ouchi, Ph.D., 69, has been a director since 1998. He is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal in the Anderson Graduate School of Management at UCLA. Professor Ouchi is the lead director of AECOM Technology Corporation and a former director of FirstFed Financial Corp. He is a director of the Alliance for College Ready Public Schools, the California Heart Center Foundation and the Conrad N. Hilton Foundation. Professor Ouchi is also a member of the U.S. Advisory Board of the Bank of Tokyo-Mitsubishi UFJ, Ltd.

Professor Ouchi is a renowned academic and an expert in corporate management and organization. He is a best-selling author and has published numerous books on promoting effective corporate management. Professor Ouchi’s academic background and practical knowledge of national and state public institutions, and his understanding of corporate governance in both theory and practice, make him a valuable member of our board.

Debra L. Reed, 56, was appointed Chairman of the Board of Directors in 2012 and has been a director and the Chief Executive Officer of the company since 2011. Previously, Ms. Reed served as an Executive Vice President of the company. From 2006 to 2010, she was President and Chief Executive Officer of San Diego Gas & Electric Company (“SDG&E”) and Southern California Gas Company (“SoCalGas”), Sempra Energy’s regulated California utilities. From 2004 to 2006, Ms. Reed was President and Chief Operating Officer of SDG&E and SoCalGas and, before that, she was President of SDG&E and Chief Financial Officer of both companies. She serves on the Board of Directors of Halliburton Company. Ms. Reed is the immediate past Chair of the San Diego Regional Economic Development Corporation and is a former director of Genentech, Inc. and Avery Dennison Corporation.

Ms. Reed, in her current position as our Chairman and Chief Executive Officer, oversees the management of all aspects of our business. She brings decades of service to our company and its subsidiaries and has benefitted from years of hands-on experience with utility and energy infrastructure operations. That experience, coupled with current and prior service as a board member of other large publicly traded companies, brings a multifaceted perspective and in-depth industry understanding to the board.

William C. Rusnack, 68, has been a director since 2001. He was the President and Chief Executive Officer and a director of Premcor Inc., an independent oil refiner, from 1998 to 2002. Prior to 1998, Mr. Rusnack was an executive of Atlantic Richfield Company, an integrated petroleum company. He is also a director of Flowserve Corporation and Peabody Energy Corporation, and a former director of Solutia Inc. Mr. Rusnack is a member of the Dean’s Advisory Council of the Graduate School of Business at the University of Chicago and the National Council of the Olin School of Business at the Washington University in St. Louis.

Mr. Rusnack brings a deep understanding of the energy industry to our board. He spent 31 years at Atlantic Richfield Company, many of which he worked in a senior leadership capacity. Mr. Rusnack also offers knowledge and insight gained as a senior executive with the oil refinery company Premcor. This specialized energy industry experience, along with his deep understanding of effective executive management development, makes him a valuable member of our board.

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William P. Rutledge, 71, has been a director since 2001. He is the Chief Executive Officer of AquaNano, LLC, a water treatment company. Mr. Rutledge was Chairman of CPI International, Inc. (formerly Communications and Power Industries), a communications company, from 1999 to 2004. Prior to 1998, he was President and Chief Executive Officer of Allegheny Teledyne, a diversified manufacturing company. Prior to 1997, he was Chairman and Chief Executive Officer of Teledyne, Inc., an industrial conglomerate. Mr. Rutledge is a director of AECOM Technology Corporation. He is a trustee emeritus of Lafayette College and a trustee of The National World War II Museum. Mr. Rutledge is a former director of FirstFed Financial Corp., CPI International, Inc. and Computer Sciences Corporation.

Mr. Rutledge has extensive board and senior management experience. He serves and has served on numerous public company boards and has significant experience in the role of chief executive officer for multiple companies. In addition to his management expertise, Mr. Rutledge brings to our board a strong understanding of technological advances and nascent technology-based business models and their impacts on our business.

Lynn Schenk, 68, has been a director since 2008. She is an attorney in private practice. She served as Chief of Staff to the Governor of California from 1999 to 2003 and was elected to the U.S. House of Representatives representing San Diego, California, from 1993 to 1995, serving on the House Energy and Commerce Committee. From 1978 to 1983, Ms. Schenk served as the Deputy and then Secretary of California’s Business, Transportation and Housing Agency; prior to that she was on the in-house counsel staff of SDG&E. She is a director of Biogen Idec Inc., where she chairs the Corporate Governance and Nominating Committee and serves on the Compensation Committee, a trustee of The Scripps Research Institute serving on the Executive Committee, a member and Vice Chair of the California High Speed Rail Authority, a trustee of the University of California San Diego Foundation and a member of the University of San Diego School of Law, Board of Visitors.

Ms. Schenk has an extensive history of government, political and public service and an in-depth knowledge of the inner workings of federal and state governmental processes. Along with her insight and experience in government, Ms. Schenk’s legal background within our business sector has equipped her with the tools to help our board identify and manage risk. She has also served on the boards of a number of publicly listed companies. This combination enables Ms. Schenk to provide our board with unique perspective on matters pertaining to California’s complex government and regulatory environment, as well as corporate governance.

Jack T. Taylor, 61, has been a director since February 2013. He was the Chief Operating Officer-Americas and Executive Vice Chair of U.S. Operations for KPMG LLP from 2005 to 2010. From 2001 to 2005 he served as the Vice Chairman of U.S. Audit and Risk Advisory Services for KPMG. Mr. Taylor is a director of Christus Schumpert Health System Foundation.

Mr. Taylor has extensive experience with financial and public accounting issues as well as a deep knowledge of the energy industry. He spent over 35 years as a public accountant at KPMG LLP, many of which he worked in a leadership capacity. This experience with financial and public accounting issues, together with his executive experience and knowledge of the energy industry, make him a valuable addition to the board.

Luis M. Téllez, Ph.D. (MIT, 1986), 54, has been a director since 2010. He is the Chairman of the Board of Directors and Chief Executive Officer of the Mexican Stock Exchange (Bolsa Mexicana de Valores). Dr. Téllez served as Mexico’s Secretary of Communications and Transportation from 2006 to 2009. He is also a director of Organizacion Cultiba S.A.B. de C.V. (formerly known as Grupo Embotelladoras Unidas, S.A.B. de C.V.), a holding company principally engaged in the beverage industry. Dr. Téllez is a member of the Board of Counselors of McLarty Associates, a director of the Mexican Council of Foreign Affairs, a member of the Trilateral Commission, and a Trustee of Bioversity International. He is a former director of Grupo México S.A. de C.V.; Global Industries Ltd.; FEMSA (Fomento Economico Mexicano S.A.B. de C.V.); DESC, S.A. de C.V.; Mexico’s Federal Electricity Commission (La Comisión Federal de Electricidad); and Grupo Azucarero México, S.A.B. de C.V. Dr. Téllez also has served as Mexico’s Secretary of Energy, Chief of Staff to the President, and Deputy Secretary of Agriculture. He was a managing director of the investment firm, The Carlyle Group, and Chief Executive Officer of DESC, one of Mexico’s largest industrial companies. Dr. Téllez also served as a director of Sempra Energy from June 2006 until November 2006. He resigned as a director of Sempra Energy because of his appointment as Mexico’s Secretary of Communications and Transportation.

Dr. Téllez’s extensive experience and knowledge of transnational business activities, international energy markets and the Mexican regulatory and financial sectors makes him a valuable addition to the board, particularly as we develop and operate international energy projects.

James C. Yardley, 61, was Executive Vice President of El Paso Corporation and President of its Pipeline Group from 2006 through 2012. He was also the President and Chief Executive Officer of El Paso Pipeline GP Company LLC, the general partner of El Paso Pipeline Partners, L.P., a master limited partnership that owns and operates interstate natural gas transportation pipelines, storage and other midstream assets, from 2007 through 2012. From 1998 through 2006, he was the President of Southern Natural Gas Company, previously a unit of El Paso Corporation and now a unit of El Paso Pipeline Partners, L.P. Mr. Yardley was formerly a director of El Paso Pipeline GP Company LLC, and of Scorpion Offshore Ltd.

Mr. Yardley has extensive experience in the natural gas industry and in particular the midstream portion of that industry. He spent over 34 years in the energy sector, many of which he worked in a leadership capacity, and has public board experience. This specialized energy industry experience, together with his executive and public board experience, will make him a valuable addition to our board.

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Proposal 2: Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements and the effectiveness of our internal control over financial reporting for 2013. Representatives of Deloitte & Touche are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

The following table shows the fees that we paid Deloitte & Touche for 2011 and 2012.

	2011		2012
	Fees	% of Total	Fees	% of Total
Audit Fees*
Sempra Energy Consolidated Financial Statements and Internal Control Audits, Subsidiary and Statutory Audits	$8,545,000		$9,290,000
Regulatory Filings and Related Services	147,000		479,800
Total Audit Fees	8,692,000	86%	9,769,800	82%
Audit-Related Fees
Employee Benefit Plan Audits	441,000		470,000
Accounting Consultation	363,000		445,300
Total Audit-Related Fees	804,000	8%	915,300	8%
Tax Fees
Tax Planning and Compliance	474,000		1,006,000
Other Tax Services	—		—
Total Tax Fees	474,000	5%	1,006,000	8%
All Other Fees	160,000	1%	196,000	2%
Total Fees	$10,130,000		$11,887,100

* Of the services under the heading “Audit Fees,” in 2011, 0.51 percent were approved by the Audit Committee following the commencement of such services as permitted by Securities and Exchange Commission rules.

The Audit Committee is directly responsible and has sole authority for selecting, appointing, retaining and overseeing the work and approving the compensation of our independent registered public accounting firm. Except where pre-approval is not required by Securities and Exchange Commission rules, the committee pre-approves all audit and permissible non-audit services provided by Deloitte & Touche. The committee’s pre-approval policies and procedures provide for the general pre-approval of specific types of services and give detailed guidance to management as to the services that are eligible for general pre-approval. They require specific pre-approval of all other permitted services. For both types of pre-approval, the committee considers whether the services to be provided are consistent with maintaining the firm’s independence. The policies and procedures also delegate authority to the chair of the committee to address any requests for pre-approval of services between committee meetings, with any pre-approval decisions to be reported to the committee at its next scheduled meeting.

We are asking our shareholders to ratify the appointment of Deloitte & Touche as our independent registered public accounting firm for 2013. Ratification would be advisory only, but the Audit Committee would reconsider the appointment if it were not ratified. Ratification requires the receipt of “FOR” votes constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the approving majority also must represent more than 25 percent of our outstanding shares.

The Board of Directors recommends that you vote “FOR” Proposal 2

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Proposal 3: Advisory Approval of Our Executive Compensation

Our Board recognizes that performance-based executive compensation is an important element in driving long-term shareholder value. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking shareholders to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive compensation program.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, motivate, and retain key employees, including our named executive officers, while promoting strong, sustainable long-term performance. Our compensation philosophy emphasizes:

•

Pay-for-performance.

•

Aligning pay with short-term and long-term company performance.

•

Performance-based incentives aligned with value creation for shareholders.

•

Balance between short-term and long-term incentives.

•

More pay tied to performance at higher levels of responsibility.

Elements of our pay program that demonstrate our pay-for-performance philosophy include:

•

One hundred percent of short-term and long-term incentive compensation is performance-based.

•

All long-term incentive compensation is delivered through performance-based restricted stock units, with a performance measure tied to four-year relative cumulative total shareholder return.

•

Performance measures in our short-term and long-term incentive plans are directly linked to the company’s financial performance and shareholder returns.

•

Over eighty percent of our CEO’s target pay is performance-based. For our other named executive officers, performance-based compensation makes up an average of over seventy percent of total target pay.

Company Performance

Company performance is the key indicator of whether our programs are effective. We use earnings as the financial performance measure in our annual incentive plans. Our annual incentive plans also include operational measures related to employee and public safety and customer satisfaction. Relative total return to shareholders is the key performance measure for long-term performance.

2012 Performance

Our 2012 financial performance was strong. We achieved $4.35 in adjusted diluted earnings per share, which was within the range of our 2012 adjusted earnings per share guidance. On a GAAP basis, diluted earnings per share were $3.48. For a reconciliation of 2012 adjusted earnings per share to the comparable amounts calculated in accordance with accounting principles generally accepted in the United States, please see Appendix A to this proxy statement.

We achieved this result despite a California Public Utilities Commission (CPUC) delay in issuing a final decision in SDG&E’s and SoCalGas’ 2012 general rate cases (GRC). Although the GRC decision will be effective retroactive to January 1, 2012, because it was not issued in 2012, any increase in authorized revenues for our California utilities will be reflected in 2013 earnings.

We also achieved several goals that are key to our future financial performance, including:

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Completing SDG&E’s Sunrise Powerlink project.

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Achieving significant milestones in the Cameron LNG liquefaction project by signing commercial development agreements with three project participants and receiving Department of Energy approval to export LNG to Free Trade Agreement countries.

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Continuing to grow our renewable energy business with installation of total generating capacity of 832 megawatts of renewable energy projects.

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Beginning deployment of advanced metering at SoCalGas with 60,000 meters installed.

Long-Term Performance

We have consistently delivered strong financial and operating performance.

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Sempra Energy has consistently delivered strong earnings and met or exceeded our guidance.

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Our total shareholder return has outperformed both the Standard & Poors (”S&P”) 500 Index and the S&P 500 Utilities Index over the short-term and long-term.

Delivering Long-Term Value to Shareholders

Our stock has provided investors with exceptional short-term and long-term returns. Our one-year total shareholder return of 34 percent significantly exceeded the S&P 500 Index return of 16 percent and the S&P 500 Utilities Index return of 1 percent. Over a ten-year period, Sempra Energy’s cumulative total shareholder return of 305 percent is more than triple the S&P 500 Index return of 99 percent and significantly higher than the S&P 500 Utilities Index return of 170 percent.

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Future Growth

We expect to deliver balanced, stable growth through our utilities and integrated energy infrastructure businesses:

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Our energy infrastructure businesses are focused on the import, transfer and storage of natural gas and on renewable energy generation. Revenues for these businesses largely are tied to long-term contracts.

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We will execute on investments to deliver returns under a wide range of energy price scenarios, focusing on assets that integrate and provide collective value to our shareholders.

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We have executed an orderly transition of our leadership team. This was made possible by our board’s focus on a strong succession planning and leadership development program.

In addition, we continue to provide enhanced returns to shareholders. Over the past five years, on an annualized basis, our dividend has increased from $1.37 per share to $2.52 per share.

Compensation Discussion and Analysis

Additional information on our executive pay program is provided in the Compensation Discussion and Analysis section of this proxy statement.

Recommendation

For the above reasons, we are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, as an advisory matter, the shareholders of Sempra Energy approve the compensation paid to the company’s named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Approval requires the receipt of “FOR” votes constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the approving majority also must represent more than 25 percent of our outstanding shares.

Even though this say-on-pay vote is advisory and will not be binding on the company, the Compensation Committee and the Board of Directors value the opinions of our shareholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our shareholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

The Board of Directors recommends that you vote “FOR” Proposal 3

Proposal 4: Approval of 2013 Long-Term Incentive Plan

On February 22, 2013, our Board, upon the recommendation of its Compensation Committee, unanimously approved and adopted the Sempra Energy 2013 Long-Term Incentive Plan (the “Plan”), subject to the approval of our shareholders at the Annual Meeting. The purpose of the Plan is to provide compensation awards to employees and non-employee directors that align their interests with those of the company and its shareholders. A further purpose is to permit us to attract and retain employees and non-employee directors and to provide them with an opportunity to acquire an equity interest in the company.

If approved, the Plan will replace the Sempra Energy 2008 Long-Term Incentive Plan and the 2008 Long-Term Incentive Plan for EnergySouth, Inc. Employees and Other Eligible Individuals (collectively, the “2008 Plans”). Our shareholders previously approved our 2008 Long-Term Incentive Plan and we adopted the 2008 Long-Term Incentive Plan for EnergySouth, Inc. Employees and Other Eligible Individuals in connection with our acquisition of EnergySouth, Inc. in October 2008. The 2008 Plans collectively allow us to grant stock awards, stock-based incentive awards and cash-based incentive awards to our employees and non-employee directors. The Plan permits the grant of similar awards to our employees and non-employee directors. The following summary of the material provisions of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan, a copy of which is set forth as Appendix D to this proxy statement.

Why We Believe You Should Vote for Proposal 4

We believe our future success depends on our ability to attract, motivate and retain high quality employees and directors and that the ability to provide stock and stock-based awards under the Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees.

The use of our stock as part of our compensation program is also important to our continued success in that it fosters a pay-for-performance culture, which is an important element of our overall compensation philosophy. We believe that equity compensation motivates employees to create shareholder value because the value employees realize from equity compensation is based on our stock performance. Equity compensation also aligns the goals and objectives of our employees and directors with the interests of our shareholders and promotes a focus on long-term value creation because our equity compensation awards are subject to vesting and/or performance criteria.

As of March 12, 2013, 1,269,991 shares in the aggregate remained available for issuance under the 2008 Plans. In our 2012 fiscal year, we granted awards under the 2008 Plans to 315 individuals covering 1,341,165 shares of our common stock, assuming that performance-vested awards achieve maximum performance. We anticipate that our future award grants will be in line with our historical grant practice, and the company expects to exhaust the share reserves under the 2008 Plans within one year. If

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the Plan is not approved, we may be compelled to increase significantly the cash component of our employee compensation, which may not necessarily align employee interests with those of shareholders as well as the alignment provided by stock-based awards. Replacing equity awards with cash would also increase cash compensation expense and use cash that would be better utilized if reinvested in our businesses or returned to our shareholders.

If approved, the Plan’s share reserve will increase the number of shares that we may issue pursuant to equity awards by 5,900,000 shares. The remaining shares reserved for issuance under the Plan will equal the number of shares that are reserved for issuance under the 2008 Plans as of the effective date of the Plan (i.e., as of the first day following the date of the Annual Meeting) and shares subject to awards that are outstanding as of the effective date of the Plan that cease for any reason to be subject to those awards without being issued to the holder of such award. If the Plan is approved, the 2008 Plans will be terminated and no further award grants will be made under those plans.

If the Plan is approved, we intend to utilize the shares authorized under the Plan to continue our practice of incentivizing key individuals through annual equity grants. Based on our current projections, we anticipate that the shares requested under the Plan will last for at least three years.

We believe that we have demonstrated our commitment to sound equity compensation practices. We recognize that equity compensation awards dilute shareholder equity and, therefore, we have carefully managed our equity incentive compensation. Our equity compensation practices are targeted to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of shareholder interests, as described above.

In evaluating this Proposal 4, shareholders should consider the factors set forth under “Plan Highlights” and the “Summary of the Plan” below.

IRC Section 162(m)

The Internal Revenue Code of 1986, as amended (the “Code”), limits to $1 million per year the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and certain other highly compensated executive officers of public companies (the “Deduction Limit”). The Deduction Limit applies to compensation that does not qualify for any of a limited number of exceptions. The Deduction Limit does not apply to compensation paid under a shareholder-approved plan that meets certain requirements for “qualified performance-based compensation.” Generally, compensation attributable to stock options and stock appreciation rights is deemed to satisfy the “qualified performance-based compensation” requirement if:

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the grant is made by a committee of directors that meets certain criteria;

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the shareholder-approved plan under which the award is granted states a maximum number of shares with respect to which options or rights may be granted to any individual during a specified period of time; and

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the amount of compensation the individual could receive under the award is based solely on the increase in the value of the shares after the date of grant.

The Plan has been designed to permit the Compensation Committee in its discretion to grant qualifying exempt “performance-based” compensation under the Plan. We believe that awards intended and structured as such by the Compensation Committee will meet the requirements for “performance-based” compensation under Section 162(m), and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction to us for federal income tax purposes. Although the Compensation Committee plans to continue taking actions intended to limit the impact of Section 162(m), the Compensation Committee also believes that the tax deduction is only one of several relevant considerations in setting compensation. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise the company’s ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of awards under the Plan may result in compensation that in certain cases is not deductible for federal income tax purposes.

Plan Highlights

The Plan authorizes our Board of Directors and the Compensation Committee to grant equity-based compensation awards in the form of stock options and stock appreciation rights, restricted stock and restricted stock units, dividend equivalent awards and stock payment awards, as well as cash-based awards, for the purpose of providing incentives and rewards for performance to our employees and non-employee directors. Some of the key features of the Plan that reflect our commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the Plan” and in the Plan itself, a copy of which is attached as Appendix D to this proxy statement.

Administration. The Compensation Committee will administer the Plan with respect to awards to employees, and the Board of Directors will administer the Plan with respect to awards to non-employee directors. The Compensation Committee may delegate its authority under the Plan to a subcommittee. The Compensation Committee may delegate administrative duties or powers to one or more of its members or to one or more of officers of the company or one of our subsidiaries, or to one or more agents or advisors, and the Compensation Committee may also delegate powers to one or more of our officers to do one or both of the following (subject to certain limitations described in the Plan):

•

designate employees to receive awards under the Plan; and

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determine the size of any such awards.

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Plan Limits. Total awards under the Plan are limited to:

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5,900,000 shares of common stock, plus

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the number of shares of common stock that remain available for issuance under the 2008 Plans as of the effective date of the Plan, plus

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the number of shares of our common stock subject to outstanding awards under the 2008 Plans, the Sempra Energy 1998 Long-Term Incentive Plan, the Sempra Energy 1998 Non-Employee Directors’ Stock Plan and the Sempra Energy Employee Stock Incentive Plan that cease for any reason to be subject to such awards on or after the effective date of the Plan without being issued to the holder of such award.

No Repricing. The Plan prohibits any repricing of stock options or stock appreciation rights without approval by our shareholders and prohibits the buyout of any stock options or stock appreciation rights that have an exercise price that is less than then-current fair market value.

Dividends and Dividend Equivalent Awards. The Plan provides that any dividends or dividend equivalents that become payable with respect to an award that remains subject to performance-vesting conditions will be subject to the same performance-vesting conditions that apply to the underlying award.

Double-Trigger Vesting Provisions. The Plan provides that awards generally will not be accelerated in connection with a change in control of the company if (i) an acquirer replaces or substitutes outstanding awards in accordance with the requirements of the Plan and (ii) a participant holding the replacement or substitute award does not incur an involuntary termination of employment (including a termination for good reason) or termination due to retirement or disability, in each case within three years following the change in control, as further discussed below.

Share Recycling. Shares of our common stock that are subject to awards granted under the Plan that expire or that are forfeited or cancelled or otherwise terminate without the issuance of such shares will again be available for issuance under the Plan. The following shares will also become available again for issuance under the Plan: (i) shares withheld or surrendered in satisfaction of the exercise price or taxes relating to any award granted under the Plan and (ii) shares subject to a stock-settled stock appreciation right granted under the Plan that are not delivered to the participant upon exercise (the net number of shares issued upon exercise of the stock appreciation right will be counted against the shares that remain available for issuance). Notwithstanding the foregoing, the full number of shares subject to any award granted under the Plan will count for purposes of the individual limits described below in the “Summary of the Plan.”

Other Features

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The Plan provides that no stock options or stock appreciation rights will be granted with an exercise or grant price less than the fair market value of our shares of common stock on the date of grant; and

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The Plan is designed to permit the Compensation Committee in its sole discretion to grant awards under the Plan intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

If the Plan is approved, our full dilution level on a pro forma basis on March 12, 2013 was approximately 5.7 percent. The level of full dilution assumes 14,669,915 shares will actually be issued and become outstanding pursuant to awards granted under the Plan and our prior equity plans and that outstanding performance awards will achieve maximum performance. (This total represents 5,900,000 new shares requested for issuance under the Plan, plus 1,269,991 shares that remained available for issuance under the 2008 Plans as of March 12, 2013, plus 7,499,924 shares that were subject to equity awards that remained outstanding as of March 12, 2013.) Management, our Board of Directors and our Compensation Committee are cognizant of dilution levels and strive to maintain dilution at an appropriate level.

As of March 12, 2013:

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There were a total of 243,404,025 of our shares of common stock outstanding;

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full value awards (restricted stock units and restricted stock awards) covering 5,008,158 shares of our common stock remained outstanding, assuming that outstanding performance-vested awards achieve maximum performance;

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stock options to purchase 2,491,766 shares of our common stock were outstanding, with an average exercise price of $52.23 and average remaining term of 4.47 years; and

•

there were 1,269,991 shares of common stock remaining available for issuance under the 2008 Plans.

The closing price of our common stock on the NYSE on March 12, 2013 was $78.80 per share.

Summary of the Plan

Incentive Awards and Award Limits

Under the Plan, we may award a wide variety of incentive awards relating to shares of our common stock to employees of the company and its subsidiaries and to non-employee directors of the company. These awards consist of stock options and stock appreciation rights, restricted stock and restricted stock units, dividend equivalent awards, and stock payment awards. Our Board of Directors and Compensation Committee may also grant cash-based awards.

The maximum number of our shares available for issuance under the Plan is:

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5,900,000 shares, plus

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the number of shares of common stock that remain available for issuance under the 2008 Plans as of the effective date of the Plan, plus

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the number of shares subject to outstanding awards granted under the 2008 Plans, the Sempra Energy 1998 Long-Term Incentive Plan, the Sempra Energy 1998 Non-Employee Directors’ Stock Plan and the Sempra Energy Employee Stock Incentive Plan that cease for any reason to be subject to the awards (other than the vested and non-forfeitable shares that are issued pursuant to the awards and are not withheld or surrendered in satisfaction of the exercise price of the award or to pay related taxes).

The Plan also includes the following limits:

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the maximum aggregate number of shares of our common stock that may be issued pursuant to incentive stock options will not exceed 5,900,000 shares of our common stock;

•

the maximum aggregate number of shares of our common stock that may be subject to restricted stock, restricted stock units, stock payment awards and dividend equivalent awards granted in any calendar year to any employee will not exceed 500,000 shares;

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•

the maximum aggregate number of shares of our common stock that may be subject to stock options and stock appreciation rights granted in any calendar year to any employee will not exceed 500,000 shares;

•

the maximum aggregate amount that may be awarded with respect to cash-based awards to any employee in any calendar year will not exceed $10,000,000; and

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the maximum aggregate number of shares of common stock that may be subject to any stock-based awards (stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent awards and stock payment awards) granted in any calendar year to any non-employee director will not exceed 15,000 shares, and the maximum aggregate amount that may be awarded with respect to cash-based awards to any non-employee director in any calendar year will not exceed $500,000.

Any shares subject to awards granted under the Plan that are not issued as non-forfeitable shares will again become available for awards under the Plan. Shares may fail to be issued as non-forfeitable shares for reasons that include the expiration or cancellation of the related award, the forfeiture of all or a portion of the shares subject to the award, and the settlement of the award in cash or for fewer shares than those subject to the award. Shares withheld or surrendered in payment of the exercise price of an award or to pay related taxes will also become available for awards under the Plan.

Adjustments

To prevent the dilution or enlargement of the benefits intended to be made available under the Plan, we will adjust the number and kind of shares that may be granted as awards, the number and kind of shares and the exercise and grant prices of outstanding awards, and the annual award limits under the Plan appropriately to reflect changes in our capitalization or similar corporate events or transactions affecting our shares and the value of our shares. These events, among others, include stock dividends and stock splits, spin-offs and property distributions, share combinations and exchanges, and mergers and consolidations.

Eligibility and Plan Administration

Our employees and non-employee directors and employees of our subsidiaries are eligible to receive awards under the Plan. We estimate that there are now approximately 354 individuals, including the non-employee directors of the company, whose positions and responsibilities would result in their consideration for the grant of awards. No eligible individual is entitled to participate in the Plan as a matter of right, and participation in the Plan does not constitute assurance of continued employment or service.

The Compensation Committee administers the Plan with respect to awards to employees and the Board of Directors administers the Plan with respect to awards to non-employee directors. The Plan administrator selects from the individuals eligible to participate those who will receive awards and determines the terms and conditions of each award including those related to vesting, forfeiture, payment and exercisability and the effect of a termination of service.

The Plan administrator construes and interprets the Plan and related award agreements, and prescribes administrative rules and procedures and makes all other determinations necessary or advisable with respect to the Plan. The Compensation Committee, subject to certain limitations, may delegate some or all of its administrative authority to others, including officers of the company, and may authorize officers of the company to designate employees to receive awards and to determine the size of the awards.

Types of Incentive Awards

Stock Options and Stock Appreciation Rights

Stock options granted to Plan participants entitle them to purchase our shares at the prices and during the term specified in the related stock option agreement. They permit the payment of the exercise price of the option and related taxes through “cashless exercise” procedures that permit a concurrent sale of option shares by the participant with proceeds sufficient to pay the exercise price and related taxes remitted to the company and they may also permit the payment of the exercise price of the option and related taxes through the delivery of our shares owned by the participant and the withholding of shares that would otherwise be issued upon the exercise of the option.

Stock appreciation rights granted to Plan participants entitle them to receive all or a portion of the appreciation in the fair market value of our shares that are subject to the award over the grant price specified in the related award agreement. At the discretion of the Plan administrator, payments upon the exercise or settlement of a stock appreciation right may be made in cash, shares of our common stock or a combination of cash and shares.

The exercise price of stock options and the grant price for stock appreciation rights may not be less than 100 percent of the fair market value of our shares on the date the award is granted, and the term of the award may not exceed ten years. The Plan prohibits repricing of outstanding awards or replacing them with new awards having a lower exercise or grant price.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units granted to Plan participants entitle them to receive shares or the value of shares of our common stock.

Restricted stock consists of shares of our common stock issued to Plan participants at such price, if any, determined by the Plan administrator that are subject to service, performance or other vesting conditions and restrictions on transferability specified in the related restricted stock agreement. Unless otherwise provided in the related award agreement, a holder of restricted stock has all of the rights of a shareholder with respect to the shares including the right to vote and to receive cash dividends, but will not be permitted to sell or otherwise dispose of the shares until vesting and other applicable restrictions have lapsed. Any dividends that become payable with respect to a performance-vested restricted stock award will be subject to the same performance vesting conditions that apply to the underlying award.

Upon the satisfaction of the related vesting and other conditions, the shares of restricted stock become non-forfeitable and freely transferable.

Restricted stock units represent rights to receive shares of our common stock subject to service, performance or other vesting conditions specified in the related restricted stock unit agreement. Upon satisfaction of the related vesting and other conditions, the shares subject to the award are issued to the participant or, at the discretion of the Plan administrator, the value of the shares is paid in cash or in a combination of cash and shares.

Dividend Equivalent Awards

Dividend equivalent awards granted to Plan participants entitle them to receive all or a portion of the dividends they would have received had they held the number of our shares subject to another outstanding award until the exercise, vesting, distribution or expiration of the other award. Dividend equivalent awards also may be granted as “free-standing” awards that do not relate to other awards and entitle the participant to

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receive the dividends that would have been paid on the number of our shares specified in the award. Dividend equivalent awards may provide for payment on a current basis as dividends are paid on our shares or for the deemed reinvestment of the dividends (together with successive dividends) to purchase additional shares and the payment of the award in cash or in shares, provided that any dividend equivalent awards that are granted with respect to an award that is subject to performance vesting conditions will be subject to the same performance vesting conditions as apply to the underlying award.

Stock Payment Awards

Stock payment awards granted to Plan participants entitle them to receive a distribution of our shares at the date the award is granted or the distribution of shares or the payment of the fair market value of shares at a subsequent date or upon the occurrence of a subsequent event specified in the award agreement. The Plan permits stock payment awards primarily to enable us to use our shares to pay all or any portion of the compensation that we would otherwise pay to a participant in cash.

Cash-Based Awards

Cash-based awards granted to Plan participants entitle them to receive cash payments in an amount or range of amounts that may be subject to the satisfaction of performance measures specified in the award agreement. The Plan permits cash-based awards primarily to allow us to provide multi-year cash awards intended to be “qualified performance-based compensation” that is deductible to the company as compensation expense; however, we may also grant cash-based awards that will not so qualify. For additional information, please see the discussion under “Performance Measures for Qualified Performance-Based Compensation” and “Federal Income Tax Consequences of Plan Awards” below.

Performance Measures for Qualified Performance-Based Compensation

The Code imposes a $1 million limitation on the annual amount that we are permitted to deduct as compensation expense for salary and other compensation paid to each of certain executive officers that does not constitute “qualified performance-based compensation.” Compensation relating to stock options and stock appreciation rights granted under the Plan should qualify as performance-based compensation exempt from the deduction limitation.

However, compensation relating to other awards under the Plan will count against the limitation unless the vesting or payment of the awards is subject to the satisfaction of objectively determinable performance goals established by the Compensation Committee and the material terms under which the compensation is paid and the related performance goals have been periodically disclosed to and approved by our shareholders.

Accordingly, the Compensation Committee is permitted to make the vesting or payment of any award granted under the Plan subject to the satisfaction of performance goals intended to qualify the related compensation as qualified performance-based compensation. The performance goals that may be selected for any award intended to provide qualified performance-based compensation will be based on one or more of the following:

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Net revenue;

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Net earnings (before or after taxes);

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Operating earnings or income;

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Absolute and/or relative return on assets, capital, invested capital, equity, sales or revenue;

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Earnings per share;

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Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

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Net operating profits;

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Earnings before or after any one or more of taxes, interest, depreciation and amortization;

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Earnings growth;

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Gross, operating or net margins;

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Revenue growth;

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Book value per share;

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Stock price or shareholder return;

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Economic value added;

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Customer satisfaction;

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Market share;

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Working capital;

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Productivity ratios;

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Operating goals (including, but not limited to, safety, reliability, maintenance expenses, capital expenses, customer satisfaction, operating efficiency and employee satisfaction); and

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Performance relative to one or more peer companies or one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures of peer companies.

Performance goals may be based upon the performance of the company or any subsidiary, or any business unit of the company or any subsidiary, or any combination thereof. Achievement of the performance goals also may be based upon performance relative to a group of comparable companies or any index that the Compensation Committee determines to be appropriate.

The Compensation Committee may also provide that any performance goal may include or exclude objectively determinable adjustments for certain events occurring during a performance period including one or more of asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; reorganization and restructuring programs; extraordinary nonrecurring items, as described in Financial Accounting Standards Board Accounting Standards Codification Subtopic 225-20-45; acquisitions or divestitures; and foreign exchange gains or losses.

Awards that are intended to constitute qualified performance-based compensation may not be adjusted upwards. However, the Compensation Committee may retain the discretion to adjust these awards downward either on a formula or discretionary basis or both.

Shareholder approval of the Plan will also serve as approval of the performance goals and adjustments summarized above.

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Change in Control

Generally, upon a “Change in Control” (as defined in the Plan), each then-outstanding award may be assumed or substituted in the transaction with a “Replacement Award” (as defined in the Plan). If no Replacement Award is provided to the applicable participant then, unless otherwise provided in an applicable individual agreement, each then-outstanding stock option and stock appreciation right will become fully vested and exercisable and the restrictions applicable to each outstanding award of restricted stock and each restricted stock unit award, stock payment award, dividend equivalent award and cash-based award will lapse and the awards will be fully vested (with any applicable performance goals deemed to have been achieved at the greater of target level as of the date of such vesting or actual performance as of the Change in Control).

Upon the termination of the employment of a participant who holds Replacement Awards (i) by the participant for “Good Reason” (as defined in the Plan), (ii) by the company without “Cause” (as defined in the Plan), or (iii) due to the participant’s death, “Disability” (as defined in the Plan) or “Retirement” (as defined in the Plan), in any case during the period of three years after a Change in Control, (1) all Replacement Awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (2) all stock options and stock appreciation rights held by the participant immediately before such termination of employment that the participant also held as of the date of the Change in Control or that constitute Replacement Awards will remain exercisable for a period of three years following such termination of employment or until the expiration of the stated term of such option or stock appreciation right, whichever period is shorter (subject to any longer period of exercisability that may be provided in the applicable award agreement). The foregoing terms may vary in individual participant agreements.

Restrictions on Transfer

Except as set forth in a participant’s award agreement or otherwise determined by our Board of Directors or Compensation Committee, no award granted under the Plan will be transferable by the participant except by will or the laws of descent and distribution, and in no event may any such award granted under the Plan be transferred for value. Except as set forth in a participant’s award agreement or otherwise determined by our Board or Compensation Committee, stock options and stock appreciation rights will be exercisable during the participant’s lifetime only by the participant. Incentive stock options and awards that result in a deferral of compensation as defined in Section 409A of the Code will in no event be transferred other than by will or the laws of descent and distribution.

Effective Date; Amendment and Termination

The Plan will become effective the day following its approval by shareholders and expire ten years from the date of shareholder approval. No awards will be granted under the Plan until it has been approved by shareholders and becomes effective.

Our Board of Directors or the Compensation Committee may alter, amend, modify, suspend or terminate the Plan or any award agreement without shareholder approval unless doing so would increase the number of shares available for awards under the Plan (except for adjustments otherwise permitted under the Plan), would reprice or permit the repricing of stock options or stock appreciation rights or would require shareholder approval to comply with any applicable law or stock exchange rule. However, except for amendments that are intended to cause awards to comply with applicable laws, regulations or rulings, no amendment, modification or termination of the Plan or any award agreement may adversely affect in any material respect any award previously granted to a Plan participant without the participant’s consent.

Federal Income Tax Consequences of Plan Awards

THE FOLLOWING DISCUSSION OF CERTAIN RELEVANT FEDERAL INCOME TAX EFFECTS APPLICABLE TO AWARDS GRANTED UNDER THE PLAN IS A SUMMARY ONLY, AND REFERENCE IS MADE TO THE INTERNAL REVENUE CODE AND REGULATIONS PROMULGATED THEREUNDER FOR A COMPLETE STATEMENT OF ALL RELEVANT FEDERAL TAX PROVISIONS. HOLDERS OF AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE REALIZATION OF ANY SUCH AWARDS, AND HOLDERS OF THE COMPANY’S COMMON STOCK PURSUANT TO AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE DISPOSING OF ANY SUCH SHARES. THIS SUMMARY IS NOT INTENDED TO BE EXHAUSTIVE AND DOES NOT DESCRIBE STATE, LOCAL OR FOREIGN TAX CONSEQUENCES. Under current federal income tax laws, awards under the Plan will generally have the following tax consequences:

The grant of a stock option or stock appreciation right under the Plan will create no tax consequences for the participant or the company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of an option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable holding periods, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the applicable holding periods are met) generally will result in only capital gain or loss. Other awards under the Plan, including non-qualified options, stock appreciation rights and other stock-based and cash-based awards, generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other property, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares, or other property. Except as discussed below, the company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation right, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, the company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the applicable holding periods.

The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Plan. Different tax rules may apply to specific participants and transactions under the Plan.

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Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Plan by our shareholders.

New Plan Benefits

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the Plan because the grant and actual pay-out of awards under the Plan are discretionary. The Plan does not mandate set benefits or amounts, and no awards have been granted under the Plan that are contingent upon shareholder approval.

Equity Compensation Plan Information (As of December 31, 2012)

Upon becoming effective, the Plan will replace the 2008 Plans, which permit stock and stock-based awards similar to those permitted by the Plan. At December 31, 2012, outstanding awards consisted of stock options, restricted stock, and restricted stock units held by 339 employees.

The following table sets forth information regarding our equity compensation plans at December 31, 2012:

	Number of shares to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights	Number of additional shares remaining available for future issuance
Equity compensation plans approved by shareholders:
2008 Long-Term Incentive Plan	2,689,318	$51.87	1,701,461(B)
Equity compensation plans not approved by shareholders:
2008 Long-Term Incentive Plan for EnergySouth, Inc. Employees and Other Eligible Individuals(C)	11,800	$49.57	195,488(D)

TOTAL	2,701,118	$51.86	1,896,949

(A)

Consists solely of options to purchase shares of our common stock, all of which were granted at an exercise price of 100 percent of the grant date fair market value of the shares subject to the option.

(B)

The number of shares available for future issuance is increased by the number of shares withheld to satisfy tax withholding obligations related to stock option and other plan awards and by the number of shares subject to awards that lapse, expire or are otherwise terminated or are settled other than by the issuance of shares.

(C)

Adopted in connection with our acquisition of EnergySouth, Inc. in October 2008 to utilize shares remaining available under the 2008 Incentive Plan of EnergySouth, Inc., which had been previously approved by EnergySouth, Inc. shareholders.

(D)

The number of shares available for future issuance is increased by the number of shares subject to awards that terminate without the issuance of shares.

Shareholder Approval

The Plan has been approved, subject to shareholder approval, by our Board of Directors upon the recommendation of its Compensation Committee. To be approved by shareholders, the Plan must receive votes “FOR” the Plan constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the approving majority must represent more than 25 percent of our outstanding shares.

The Board of Directors recommends that you vote “FOR” Proposal 4

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Proposal 5: Shareholder Proposal Regarding Independent Board Chairman

The Proposal

5 — Independent Board Chairman

RESOLVED: Shareholders request that our board of directors adopt a policy that, whenever possible, the chairman of our board of directors shall be an independent director. An independent director is a director who has not previously served as an executive officer of our Company. This policy should be implemented so as not to violate any contractual obligations in effect when this resolution is adopted. The policy should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings. To foster flexibility, this proposal gives the option of being phased in and implemented when our next CEO is chosen.

When our CEO is our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won our 55%-support at Sempra in 2012.

This proposal should also be evaluated in the context of our Company’s overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, was concerned about the qualifications of our directors and the high pay of our executives - $8 million for Debra Reed and $11 million for Donald Felsinger. Ms. Reed was negatively flagged by GMI for her involvement with the Halliburton bankruptcy.

Executive annual bonuses were based on a single financial performance measure. A mix of performance metrics guards against executives taking actions to achieve one end that might ultimately damage another. Our executive pay committee had the discretion to increase bonuses, which can undermine incentive pay.

In addition, 100% of long-term incentive pay for our highest paid executives was given out if our company underperformed half its peer group. Mr. Felsinger realized $9 million from the exercise of 344,000 stock options and $4 million from the vesting of 89,000 stock awards. Mr. Felsinger also has $38 million in accumulated pension benefits and $21 million in non-qualified deferred pay plans.

Five of our directors have 11 to 22 years long-tenure, including William Rusnack, our carry-over Lead Director. Director independence erodes after 10-years. Plus these long-tenured directors were in the majority on all our key board committees. And Mr. Rusnack, also on our discretion-oriented executive pay committee, brought experience from a board that was rated lower than Sempra. Mr. Rusnack appeared to have been a “private investor” since his 50s.

Long-tenured directors William Ouchi and William Rutledge were negatively flagged by GMI for their involvement with the FirstFed Financial Corp. bankruptcy. Messrs. Ouchi and Rutledge also were together on the AECOM Technology board. Such intra-board relationships are yet another way to compromise director independence. All this apparently qualified Messrs. Ouchi and Rutledge to have two seats on our discretion-oriented executive pay committee.

Please encourage our board to respond positively to this proposal to strengthen our corporate governance and protect shareholder value:

Independent Board Chairman - Proposal 5

The Board of Directors Position

The Board of Directors recommends a vote AGAINST this proposal because it believes that the company is best served by retaining its flexibility to determine on a case-by-case basis whether the Chief Executive Officer or an independent director should serve as Chairman of the Board.

As described below, the board seriously considered last year’s shareholder vote favoring the appointment of an independent director as Chairman. As part of this consideration, we conducted extensive outreach to our largest shareholders and determined that the majority of our large institutional holders did not favor an independent Chairman over a strong Lead Director, but instead called on the company to adopt a more robust independent Lead Director structure. Based upon this input, the board substantially strengthened the role of the Lead Director. During those periods in which the Chairman of the Board is not independent, an independent Lead Director is appointed having broad powers and responsibilities similar to an independent Chairman. The board believes such a structure is responsive to the overall desires of our shareholders and provides sufficient safeguards to ensure the independent functioning of the board and oversight of management.

The board has adopted a number of other governance practices that promote board independence and the independent oversight of management. All but one of the members of our board are independent directors, and the Audit Committee, Corporate Governance Committee and the Compensation Committee consist solely of independent directors. Our independent directors meet in executive sessions, which the Lead Director chairs, at every in-person board meeting. Our independent directors sitting on the Audit Committee, Corporate Governance Committee and Compensation Committee also routinely meet in executive sessions. Our Chairman and Chief Executive Officer’s performance is evaluated annually by the Corporate Governance Committee and the Compensation Committee which, as previously stated, are composed entirely of independent directors.

The Board of Directors has adopted a flexible policy as to the combination or separation of the offices of Chairman of the Board and Chief Executive Officer. The board evaluates its decision, from time to time, based on its judgment of relevant factors, including business needs and shareholder interests. In addition, when the office of Chairman of the Board is held by a non-independent person, the corporate governance guidelines require the independent members of the board to appoint a Lead Director from among the independent board members.

The company has made a number of changes to its bylaws and corporate governance guidelines in response to the 2012 shareholder vote favoring the appointment of an independent director as Chairman. These changes were the result of an extensive outreach program to our largest shareholders, as described in the Corporate Governance — Board of Directors — Leadership Structure section of this proxy statement. This outreach determined that the majority of our large institutional shareholders did not favor an

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independent Chairman over a strong Lead Director, but instead called on the company to adopt a more robust independent Lead Director structure. The corporate governance guidelines were revised to add the following functions and responsibilities to the Lead Director role during periods in which we do not have an independent Chairman:

•

To lead the Board of Directors if circumstances arise in which the role of the Chairman of the Board may be, or may be perceived by the Lead Director or by the other independent board members to be, in conflict.

•

To act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer.

•

To review and approve all board and committee agendas and approve information sent to the board, providing input to management on the scope and quality of such information.

•

To consult with the Chairman of the Board, Chief Executive Officer, and committee chairs regarding the topics and schedules of the meetings of the board and committees and approve such schedules to assure that there is sufficient time for discussion of all agenda items.

•

To call a special meeting of the Board of Directors or the independent directors at any time, at any place, and for any purpose.

•

To be available for consultation and direct communication with the company’s major shareholders.

•

To consult with the Corporate Governance Committee as part of the committee’s review of director nominations and recommendations of director candidates.

•

To consult with directors regarding acceptance of memberships on other boards to assure that multiple board service does not conflict or otherwise interfere with such directors’ service to the company.

•

Led by the Compensation Committee and together with the Chairman, to report annually to the board on succession planning including policies and principles for executive officer selection.

The above duties are in addition to the following duties and responsibilities previously assigned to, and continuing as the responsibility of, the Lead Director:

•

To preside at all meetings of the Board of Directors at which the Chairman of the Board is not available.

•

To organize, convene and preside over executive sessions of the independent directors and promptly communicate approved messages and directives to the Chairman of the Board and the Chief Executive Officer.

•

To collect and communicate to the Chairman of the Board and the Chief Executive Officer the views and recommendations of the independent directors, relating to his or her performance, other than with respect to the annual performance review.

•

To perform such other duties as may be assigned from time-to-time by the independent directors.

The position and role of the Lead Director is intended to expand lines of communication between the board and members of management. It is not intended to reduce the free and open access and communication that each board member has with other board members and members of management.

William C. Rusnack remains as our Lead Director in this expanded role.

In addition to expanding the Lead Director role as described above, the board amended our bylaws to give it flexibility to appoint an independent chairman who is not an officer of the company at some future date should it believe that such appointment would be in the best interest of shareholders given the facts and circumstances at that time and to formally establish the office of Lead Director with authority to call special meetings of the board.

During its deliberations over the past year, the board also considered other factors, including the governance structures at other California investor owned utilities, Debra L. Reed’s extensive experience working with and adhering to the rules established by the California Public Utilities Commission, the chief regulator of our two California utilities, and the anticipated reaction by the California Public Utilities Commission.

Following this extended period of deliberation and after Donald E. Felsinger retired as Chairman on November 30, 2012, the board elected Ms. Reed as Chairman effective December 1, 2012. In addition to being Chairman, Ms. Reed retained her office of Chief Executive Officer. Ms. Reed is a 35-year employee of the Sempra Energy family of companies with an outstanding career of achievement as well as extensive industry experience and public board service.

As it did in the appointment of Ms. Reed to Chairman, the Board of Directors believes that it is in the best interest of shareholders for the board to retain the flexibility to determine on a case-by-case basis whether the Chairman of the Board should be an independent director. The board believes that the permanent structure envisioned by the shareholder proposal deprives the company of the flexibility to restructure itself from time to time in a manner that most effectively serves shareholder interests.

The Board of Directors recommends that you vote “AGAINST” Proposal 5

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

What information is provided in this section of the proxy?

In this Compensation Discussion and Analysis, we:

•

Discuss the roles and responsibilities of our board’s Compensation Committee.

•

Outline our compensation philosophy and discuss how the Compensation Committee determines executive pay.

•

Describe each element of executive pay, including base salaries, short-term and long-term incentives and executive benefits.

•

Describe how we manage risk in our incentive compensation plans.

Who are the Named Executive Officers?

The Compensation Discussion and Analysis focuses on the compensation of our named executive officers (“NEOs”):

NAMED EXECUTIVE OFFICERS

Debra L. Reed	Chairman and Chief Executive Officer
Mark A. Snell	President
Joseph A. Householder	Executive Vice President and Chief Financial Officer
Javade Chaudhri	Executive Vice President and General Counsel
G. Joyce Rowland	Senior Vice President of Human Resources, Diversity and Inclusion
Donald E. Felsinger	Retired Executive Chairman
Table 1

What is the company’s business model and how are we viewed by investors?

When Sempra Energy was formed in 1998, we created a company that combined a large natural gas distribution utility with a similarly sized electric and gas distribution utility. We have evolved into a highly successful, integrated energy infrastructure company.

During the past ten years, we have:

•

Developed and invested in large infrastructure projects in the U.S., including a liquefied natural gas (LNG) business, natural gas pipelines, natural gas storage facilities, and renewable energy projects.

•

Built a strong and diverse energy infrastructure business in Mexico.

•

Built and sold a large and profitable energy trading company.

•

Continued to operate and grow our California utilities.

•

Acquired controlling interests in utilities in South America and the Southeastern United States.

Due to our diverse business profile, we are covered by both gas and electric utility analysts. We also attract analyst coverage and investors from the broader energy sector, including the midstream energy sector.

How are our business model and our investor profile reflected in our compensation program?

A large portion of our executive pay is delivered in performance-based restricted stock units with a relative total shareholder return performance measure. We measure our total shareholder return against both the S&P 500 Index and the S&P 500 Utilities Index. We use these two peer groups because we do not fit neatly into either category.

Because our operations extend beyond those of a typical utility, our stock can be influenced by factors that do not necessarily affect many of the companies in the S&P 500 Utilities Index. Measuring us only against a group of utilities whose performance is based largely on low growth and high-dividend payouts should not be the sole gauge of our performance.

While we believe that a broader measure should be used as a benchmark for our performance, we do not believe that the S&P 500 Index should be the sole benchmark. Measuring our performance against the broader S&P 500 Index companies alone may not capture the impact of market and regulatory factors specific to energy delivery.

Thus, we believe that measuring our performance against both the S&P 500 Utilities Index and the S&P 500 Index is the most appropriate gauge of our stock performance.

We also take our company’s profile into account when we benchmark executive pay. We use two peer groups; a general industry peer group made up of similarly sized companies and a utilities peer group. This is described in detail under “Labor Market Benchmarking.”

How did the company perform in 2012?

Our 2012 financial performance was strong. We achieved $4.35 in adjusted diluted earnings per share, which was within the range of our 2012 adjusted earnings per share guidance. On a GAAP basis, diluted earnings per share was $3.48. For a reconciliation of adjusted 2012 earnings and earnings per share to the comparable amounts calculated in accordance with accounting principles generally accepted in the United States (GAAP), please see Appendix A to this proxy statement.

We achieved this result despite a California Public Utilities Commission (“CPUC”) delay in issuing a final decision in SDG&E’s and SoCalGas’ 2012 general rate cases (“GRCs”). Although the GRC decisions will be effective retroactive to January 1, 2012, because it was not issued in 2012, any increase in authorized revenues for our California utilities will be reflected in 2013 earnings.

We also achieved several goals that are important to our future financial performance, including:

•

Completing SDG&E’s Sunrise Powerlink project.

•

Achieving significant milestones in the Cameron LNG liquefaction project by signing commercial development agreements with three project participants and receiving Department of Energy approval to export LNG to Free Trade Agreement countries.

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•

Continuing to grow our renewable energy business with installation of total generating capacity of 832 megawatts of renewable energy projects.

•

Beginning deployment of advanced metering at SoCalGas with 60,000 meters installed.

How has the company performed over the longer-term?

We have consistently delivered strong financial and operating performance.

•

Sempra Energy has consistently delivered strong earnings and met or exceeded our guidance.

•

Our total shareholder return has outperformed both the S&P 500 Index and the S&P 500 Utilities Index over the short-term and long-term.

How has the company delivered value to shareholders?

Our stock has provided investors with exceptional short-term and long-term returns. Figures 1, 2 and 3 below show that the company’s total return to shareholders exceeds the S&P 500 Index and the S&P 500 Utilities Index over both the short-term and long-term.

TOTAL SHAREHOLDER RETURN

How is the company positioned for future growth?

We expect to deliver balanced, stable growth through our utilities and integrated energy infrastructure businesses:

•

Our energy infrastructure businesses are focused on the import, export, transfer, and storage of natural gas and on renewable energy generation. Revenues for these businesses are largely tied to long-term contracts.

•

We will execute on investments to deliver returns under a wide range of energy price scenarios, focusing on assets that integrate and provide collective value to our shareholders.

•

We have executed an orderly transition of our leadership team. This was made possible by our board’s focus on a strong succession planning and leadership development program.

In addition, we continue to provide enhanced returns to shareholders. Over the past five years, on an annualized basis, our dividend has increased from $1.37 per share to $2.52 per share.

How did our performance affect 2012 pay?

Our 2012 financial and operational performance was reflected in the results of our 2012 performance-based annual bonus plan. The overall performance for the plan was at 137 percent of target.

Our long-term stock performance was reflected in the results of the 2009-2012 award cycle, which vested on January 2, 2013. Our relative total shareholder return from 2009 through 2012 met the 82nd percentile of the S&P 500 Utilities Index. As a result, the award vested based on maximum performance, resulting in a payout of 1.5 shares of common stock for each restricted stock unit.

What key leadership moves occurred in 2012?

Among the most significant responsibilities of a board and company leadership are effective development and execution of succession planning for key positions. In 2011, Debra Reed became Chief Executive Officer, replacing Donald Felsinger, who served as Executive Chairman of the Board until his November 30, 2012 retirement. Upon Mr. Felsinger’s retirement, Ms. Reed became Chairman of the Board. For additional information on the board’s deliberation process, please see “Corporate Governance - Board of Directors - Leadership Structure” on page 10.

What were the compensation considerations associated with the CEO succession?

One of the key elements of our successful CEO leadership transition was Mr. Felsinger’s move to the Executive Chairman role during the18-month period preceding his retirement. While this transition resulted in a temporary increase in total NEO compensation, the board feels that our successful, orderly CEO succession process was critical to the long-term success of the company.

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What is our compensation philosophy?

The Compensation Committee of our Board of Directors sets the company’s executive pay philosophy.

Our compensation philosophy emphasizes:

•

Aligning pay with short-term and long-term company performance.

•

Performance-based incentives aligned with value creation for shareholders.

•

Balance between short-term and long-term incentives.

•

More pay tied to performance at higher levels of responsibility.

We believe this compensation philosophy enables us to attract, motivate, and retain key executive talent and promote strong, sustainable long-term performance.

What are the goals of our compensation program?

Our compensation program goals include:

•

Attracting and retaining executives of outstanding ability and proven experience who demonstrate high standards of integrity and ethics.

•

Aligning compensation with company performance and shareholders’ interests.

•

Motivating executives to achieve superior performance.

•

Strongly linking executive compensation to both annual and long-term corporate, business unit, and individual performance.

What elements of our pay program underscore our pay-for-performance philosophy?

Elements of our executive pay program that exemplify our pay-for-performance philosophy include:

•

One hundred percent of short-term and long-term incentive compensation is performance-based.

•

All long-term incentive compensation is delivered through performance-based restricted stock units, with a performance measure tied to four-year relative cumulative total shareholder return.

•

Performance measures in our short-term and long-term incentive plans are directly linked to the company’s financial performance and shareholder returns.

•

Over 80 percent of our CEO’s target pay is performance-based. For our other named executive officers, performance-based compensation makes up an average of over 70 percent of total target pay.

Company performance is the key indicator of whether our programs are effective. We use earnings (net income excluding earnings from non-controlling interests) as the primary measure of company financial performance in our annual incentive plan. In contrast, total return to shareholders is the key measure of performance in our long-term incentive plan.

What compensation governance measures are in place?

Our compensation practices, which are highlighted in the following tables, reflect our pay-for-performance philosophy and our commitment to sound compensation governance.

COMPENSATION GOVERNANCE MEASURES

WHAT WE DO	WHAT WE DON’T DO

We link pay to performance and shareholder interests.

We use company earnings and relative total shareholder return as the primary incentive plan financial performance measures. Our short-term incentive plan also includes performance measures related to employee and public safety and customer satisfaction.

We do not provide for excise tax gross-ups upon a change in control in our named executive officers’ agreements and no named executive officers received tax gross-ups.

The Compensation Committee reviews external market data when making compensation decisions.

The external market review is based on two peer groups; a general industry peer group and a utilities peer group. These peer groups reflect the labor markets from which we recruit executive talent.

We do not reprice stock options. Long-term incentive plan grants are made from a shareholder-approved plan that prohibits stock option repricing and cash buyouts.

The Compensation Committee selects and engages its own independent advisors.

As the committee’s independent compensation consultant, neither Exequity nor any of its affiliates provides any other services to the company.

Employees and directors are prohibited from trading in puts, calls, options or other similar securities related to our common stock.
The Compensation Committee considers tally sheets, which include a wealth accumulation analysis, when making compensation decisions.	Officers and directors are prohibited from pledging company stock.

Our clawback policy provides for the forfeiture, recovery, or reimbursement of incentive plan awards as required by law or stock exchange rules.

In addition, compensation may be recouped if the company determines that the results on which compensation was paid were not actually achieved, or in instances of an employee’s fraudulent or intentional misconduct.

Officers are not given pension credit for years not worked.
None of the named executive officers has an employment contract.
Exequity performs an independent risk assessment of our compensation programs.	We do not provide guaranteed bonuses or uncapped incentives.

All officers are subject to stock ownership requirements, ranging from 6x base pay for the CEO to 1x base pay for vice presidents.

Stock ownership requirements for NEOs are 6x base pay for Ms. Reed, 3x base pay for Messrs. Snell, Householder, and Chaudhri, and 2x base pay for Ms. Rowland.

Directors are subject to stock ownership guidelines of 5x their annual retainer.

Executive perquisites are limited and constitute a small proportion of our executive total rewards program.

In 2012, the committee closed the Executive Life Insurance Plan and Executive Medical Plan to new participants.

Change in control severance benefits are payable only upon a change in control with termination of employment (“double trigger”).
Our proposed 2013 Long-Term Incentive Plan includes a double trigger provision for vesting of equity in connection with a change in control.
Table 2 / Table 3

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Does the company have a shareholder engagement program?

Building and maintaining relationships with our shareholders is a critical component of our corporate governance philosophy. We welcome dialogue with our shareholders. Within the past year, we engaged with our shareholders on governance matters to holders of 131 million shares, representing over 50 percent of our total outstanding shares and nearly 80 percent of our institutional share ownership. We held telephonic meetings with shareholders representing 81 million shares, or 33 percent of our total outstanding shares, and nearly 50 percent of our institutional share ownership. This was in addition to our normal investor relations outreach on an ongoing basis.

What input did shareholders provide regarding the executive compensation program?

Executive compensation is always a key topic in our shareholder engagement meetings. Shareholder input was a key factor in the Compensation Committee’s decision to make the changes outlined below under “What changes did the Compensation Committee make to executive compensation programs in 2012?”

While the Compensation Committee considers input from shareholders in making compensation decisions, it should be noted that the views of our large shareholders are not always consistent. For example, some shareholders expressed a preference for multiple performance measures in the long-term incentive plan while others strongly favored continuing to focus on relative total shareholder return as the plan’s performance measure.

The committee evaluated the input received from shareholders and considered alternative performance measures for the long-term incentive plan. One of the guiding principles in evaluating potential performance measures was the committee’s desire to use a plan design that is applicable across all of the company’s regulated and non-regulated business units and has clear alignment with shareholder value creation. After carefully evaluating alternative performance measures, the committee determined that relative total shareholder return is the most appropriate performance measure for the long-term incentive plan at this time.

What changes did the Compensation Committee make to executive compensation programs in 2012?

Based on an evaluation of our business strategy, consultation with its independent compensation consultant, and input received during our shareholder engagement process, the Compensation Committee made the following changes to our executive compensation programs in 2012:

•

Short-term incentive plan: In addition to company earnings, the plan now includes employee and public safety and customer satisfaction as performance measures. These measures were added because the committee believes that safety and customer satisfaction performance are critical to achieving strong long-term financial performance. Several shareholders also expressed a preference for multiple performance measures in the short-term incentive plan.

•

Executive benefits and perquisites: The Compensation Committee closed the Executive Life Insurance Plan and Executive Medical Plan to new participants. The committee is phasing out these plans consistent with our pay-for-performance philosophy and the reduced role of executive benefits and perquisites in the external market.

•

2013 Long-Term Incentive Plan: The new equity plan being presented for shareholder approval provides for a “double trigger” in connection with the acceleration of equity grants upon a change in control. This replaces the current “single trigger” equity acceleration.

Compensation Committee Roles and Responsibilities

Overview

The Compensation Committee’s primary role is to determine all aspects of compensation for our executive officers. The committee reviews all components of pay for our Chief Executive Officer and other executive officers.

The committee holds four regularly scheduled meetings each year, with additional meetings scheduled when required. The committee’s chair approves the agenda prior to each meeting. Five directors currently sit on the committee. Each director is required to be:

•

An independent director under independence standards established by the New York Stock Exchange.

•

An outside director under Section 162(m) of the Internal Revenue Code.

•

A non-employee director under Rule 16b-3 of the Exchange Act.

The Compensation Committee:

•

Sets its meeting dates and agenda items annually.

•

Considers standing agenda items and other topics at each meeting.

•

Holds an executive session at each meeting without management.

•

Recommends changes to its charter for approval by the board as needed.

•

Retains its own independent advisors.

•

Conducts an annual self-assessment of its effectiveness in compliance with its charter.

The most recent charter review was held in June 2012. The charter is available on our website at www.sempra.com under the “Investors” and “Governance” tabs.

What are the responsibilities of the Compensation Committee?

The Compensation Committee’s major responsibilities include:

•

Analyzing executive compensation market data, including base salaries, annual bonuses, long-term incentives, and pay, as well as executive compensation principles, strategies, trends, regulatory requirements, and current programs.

•

Overseeing and approving annual incentive plans, equity-based plans, severance plans, deferred compensation arrangements, retirement benefits, and other programs and benefits that primarily cover executive officers.

•

Reviewing and approving corporate goals and objectives relevant to the compensation of the company’s Chief Executive Officer and other executive officers.

•

Leading the evaluation of the performance of the CEO in light of these goals and objectives and, based on individual and company performance, competitive compensation information, and other considerations, approving and recommending CEO compensation for approval by the independent members of the board.

•

Tracking and understanding the total compensation of each executive officer and reviewing, at least once a year, tally sheets that summarize the major elements of compensation.

•

Reporting annually on succession planning to the board.

•

Reviewing and approving the Compensation Discussion and Analysis included in the annual proxy statement.

•

Analyzing long-term incentive plan overall dilution and current annual dilution rates.

•

Assuring that our compensation programs encourage and reward sustainable, moderate-risk growth.

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How do the Compensation Committee and the board use tally sheets?

The Compensation Committee uses tally sheets to review and evaluate our total executive compensation and benefit programs. These tally sheets, along with information prepared annually for the proxy statement, are used to consider:

•

Information for analyzing the design, operation and effectiveness of our executive compensation programs.

•

The total dollar value of executives’ accumulated compensation and benefits, including holdings of our common stock and realized and unrealized gains under equity-based compensation awards.

•

Estimated pension benefits, life insurance benefits, and deferred compensation balances.

•

Information on change in control scenarios.

The committee does not rely on tally sheets to establish specific pay levels. Instead, pay levels are based primarily on external market data and other considerations described elsewhere in this discussion.

In addition, board members receive a Compensation Program Summary. The summary provides an overview of our executive compensation philosophy, information on each executive compensation plan, and officer and employee demographic data.

The Compensation Committee’s Advisors

The Compensation Committee retains advisors to assist it on matters affecting executive compensation. It has the sole authority to select, compensate and terminate its external advisors.

In 2012, the committee retained Exequity as its independent compensation consultant. The committee has assessed the independence of Exequity pursuant to SEC rules and concluded that there are no conflicts of interest. Exequity is a nationally recognized independent provider of executive compensation advisory services, with no legal or financial connection to any other service provider.

An Exequity representative attended all committee meetings and met in executive session with the committee members at all four of the regular 2012 meetings.

Exequity supported the committee by:

•

Providing competitive data on compensation and relative performance of peer group companies.

•

Recommending pay programs and salary increase budgets.

•

Conducting a risk assessment of incentive programs.

•

Making presentations on regulatory and legislative matters affecting executive compensation.

•

Providing opinions on the reasonableness of compensation.

•

Consulting on other related matters as needed.

Exequity and its affiliates do not perform any work for the company outside of its advisory role to the Compensation Committee. Exequity’s fees for services provided in 2012 were $171,603.

Management’s Role

Our Chief Executive Officer and Senior Vice President of Human Resources, Diversity and Inclusion attend the non-executive session of each Compensation Committee meeting. Our human resources department assists the committee by preparing tally sheets and other compensation information and analyses for consideration by the committee. Both the committee members and the independent consultant receive all presentation materials well in advance of committee meetings.

Our accounting, finance, and law departments also support the committee with respect to compensation-related matters, including issues related to broad-based benefit plans and regulatory reporting and compliance.

None of our executive officers determine or approve any element or component of their own compensation. This includes base salary, annual bonus, long-term incentives, or other aspects of compensation. Our CEO does not meet separately with the committee’s independent compensation consultant.

The Compensation Committee does seek our CEO’s views on the performance of our other executive officers and she makes pay recommendations for these officers. In addition, the committee frequently requests input from the CEO on what programs and goals she believes might be most appropriate given the company’s strategic direction.

Labor Market Benchmarking

How does the committee use external market data in determining pay?

The Compensation Committee uses external pay data to help align executive compensation levels, in total and by component, with the labor market. The committee views the labor market for our most senior positions as a nationwide, broad cross-section of companies in various industries.

The committee’s use of both general industry and utilities benchmarking data reflects the competitive labor market from which we recruit executives. This labor market varies by position and extends beyond our industry. The benchmarking process is described below. No changes to the benchmarking process were made in 2012.

General Industry Benchmarking

When benchmarking executive pay, the Compensation Committee first reviews general industry market pay data from the Aon Hewitt Associates Total Compensation Management (”TCM”) Database for non-financial Fortune 500 companies with revenues between $5 billion and $15 billion. Our 2012 revenues were $9.6 billion.

•

A total of 89 companies were included in the review. These companies are listed in Appendix B.

•

The committee reviews summary statistics of the companies included in this database (but not company-specific information) with the goal of managing total target pay opportunities to the median of this summary data. Actual pay levels will rise above or fall below these standards as a result of actual company and individual performance.

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The committee uses the general industry peer group as the primary benchmarking data source because it best represents the market from which we recruit executive talent. This peer group is not constrained by industry affiliation, but rather focuses on companies comparable in size to Sempra Energy. Companies in the utilities and energy sector make up approximately 16 percent of the general industry peer group.

Table 4 summarizes the general industry peer group market capitalization, revenue, and earnings compared to Sempra Energy.

SUMMARY OF GENERAL INDUSTRY COMPANIES INCLUDED IN 2012 REVIEW OF COMPANIES IN HEWITT’S TCM DATABASE WITH REVENUES OF $5B - $15B

(Millions of $)	Market Capitalization (on 12/31/12)	2012 Revenue	2012 Net Income
Sempra Energy	$17,167	$9,647	$859
Sempra Percentile Rank	79%	67%	77%
75th Percentile	$15,808	$10,799	$816
Median	$9,448	$8,104	$561
25th Percentile	$5,514	$6,420	$304
Table 4

Utilities Industry Benchmarking

The Compensation Committee also reviews pay and performance data in proxy statements and other public filings of energy and utility companies.

•

This peer group is composed of the 30 companies that make up the S&P 500 Utilities Index. These companies are listed in Appendix C.

•

This is consistent with the peer group used in connection with our long-term incentive awards.

•

The energy and utility peer group review provides an additional basis for assessing executive compensation and corporate performance.

•

This review gives us a better understanding of the effectiveness of our emphasis on “pay-for-performance” in relation to the performance of our utilities peer group.

Table 5 summarizes the utilities peer group market capitalization, revenue, and earnings compared to Sempra Energy.

S&P 500 UTILITIES INDEX COMPANIES

(Millions of $)	Market Capitalization (on 12/31/12)	2012 Revenue	2012 Net Income
Sempra Energy	$17,167	$9,647	$859
Sempra Percentile Rank	75%	48%	69%
75th Percentile	$17,097	$13,965	$1,082
Median	$10,830	$9,955	$553
25th Percentile	$6,689	$5,454	$366
Table 5

How does the Compensation Committee use internal equity in determining pay?

The committee uses internal equity to determine the compensation for positions that are unique or difficult to benchmark against market data. Internal equity is also considered in establishing compensation for positions considered to be equivalent in responsibilities and importance.

Compensation Components

What are the primary components of our executive compensation program?

The primary components of our executive compensation program are:

•

Base salaries (for additional information, see page 42).

•

Performance-based annual bonuses (for additional information, see pages 42-45).

•

Performance-based long-term equity incentive awards (for additional information, see pages 45-47).

Additional benefits include health and welfare programs, retirement and savings plans, personal benefits, and severance pay.

All of our executive officers participate in the same compensation programs. However, market compensation levels used to establish compensation for the named executive officers vary substantially based upon the roles and responsibilities of individual officers.

Thus, the Chief Executive Officer’s total target compensation is approximately 276 percent of the average compensation of the other named executive officers (excluding the retired Executive Chairman) and179 percent of the compensation of the next highest paid officer.

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Managing Risk in Compensation Plans

How does the company manage risk in compensation plans?

The Compensation Committee manages the risk inherent in incentive compensation plans:

•

By balancing short-term and long-term incentives.

•

By linking a higher proportion of total compensation to long-term incentives.

•

By using a four-year vesting period for long-term incentives instead of the typical three-year vesting period used by our peers.

•

Through the incentive plan design and selection of the performance measures.

Our risk management program is further strengthened by our clawback policy, which applies to both short-term and long-term incentive plans, our anti-hedging policy, and our executive stock ownership requirements.

Has a risk assessment been conducted by an independent third party?

The Compensation Committee’s independent consultant, Exequity, conducted a risk assessment of our incentive compensation programs. Their findings concluded that our incentive plans do not create risks that are likely to have a material adverse impact on the company. The committee concurs with these findings. Specific examples of safeguards and risk-mitigating features found in our executive incentive programs are listed below.

What risk-mitigation features are used in the incentive plans?

Our long-term incentive awards include the following features:

•

Use a payout scale that begins at zero for threshold performance. In contrast, many of our peers pay 25 percent or 50 percent for threshold performance.

•

Avoid “cliffs” in the payout scale, avoiding the creation of pressure points that may encourage unintended results. An example of a cliff is a scale that pays 50 percent for threshold performance and zero for performance immediately below threshold.

•

Provide for a four-year performance period for our restricted stock unit grants instead of the three-year vesting period typically used by our peers. This time period is consistent with the typical development time frame for our major capital investment projects.

•

Use a market-based performance measure, relative total shareholder return, for our restricted stock unit grants.

•

Measure our total shareholder return against the S&P 500 Index and the S&P 500 Utilities Index rather than against peer groups selected by the company. Using these indices ensures objectivity in the determination of our peer groups.

Our annual bonus plans include the following features:

•

Use a payout scale that begins at zero for threshold performance. In contrast, many of our peers pay 25 percent or 50 percent for threshold performance. Our payout scale is linear, ranging from zero at threshold to 200 percent at maximum.

•

Use a corporate financial performance measure that is based on the earnings reported in our financial statements, with certain predefined adjustments. These adjustments are limited and made only after thoughtful consideration by the committee.

•

Incorporate performance measures related to employee and public safety and customer satisfaction, in addition to the corporate financial performance measure.

•

Provide the committee with downward discretion over incentive plan payouts.

Pay Mix

What is “Pay Mix”?

Pay mix is the relative value of each of the primary compensation components as a percentage of total compensation. Figure 4 shows each component of our CEO’s total 2012 pay at target company performance.

Why is pay mix important?

Our pay mix helps to align the interests of executives with the interests of shareholders. It does this by providing a much greater portion of pay through performance-based annual and long-term incentives rather than through base salary. This means that most pay is variable and will go up or down in value based on company performance. Approximately 83 percent of our CEO’s target total pay is delivered through performance-based incentives.

Actual pay mix may vary substantially from target pay mix. This may occur as a result of corporate and individual performance, which greatly affects annual bonuses and the value of long-term incentives.

Figure 5 shows the percent of total pay at company target performance that comes from each major pay component for each of our continuing named executive officers.

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How does our pay mix compare to our peers?

Our pay mix places a higher weight on performance-based compensation than the average pay mix of our peers. As shown in the charts below, 83 percent of our CEO’s target compensation is performance-based, which is significantly higher than the average of both our general industry and utilities peers.

CEO TOTAL TARGET COMPENSATION: FIXED VS. AT-RISK

1. Base Salaries

What role do base salaries play in our compensation program?

Our executive compensation programs emphasize performance-based pay. This includes annual bonuses and equity-based long-term incentive awards. However, base salaries remain a necessary and typical part of compensation for attracting and retaining outstanding employees at all levels.

Salaries for our executive officers approximate the median of those for the general industry peer group. Using national general industry comparisons helps us attract and retain top-quality executive talent from a broad range of backgrounds.

How are base salaries determined for our named executive officers?

The Compensation Committee annually reviews base salaries for executive officers. The committee considers the following factors in its review:

•

Approximate mid-range of general industry peer group salary data

•

Individual contribution and performance

•

Labor market conditions

•

Company performance

•

Complexity and importance of roles and responsibilities

•

Succession planning

•

Retention needs

•

Reporting relationships

•

Internal equity

•

Experience

What adjustments to base salaries were made in 2012?

Ms. Reed received a salary increase of 3.0 percent. Mr. Householder and Ms. Rowland received increases of 2.9 percent and 4.0 percent, respectively. Salaries for the remaining named executive officers remained unchanged.

2. Performance-Based Annual Bonuses

How is an incentive compensation pool established?

Executive officers may receive performance-based annual bonuses under our shareholder-approved Executive Incentive Plan. Under the terms of the plan, a compensation pool based on operating earnings is established for each year. The plan is intended to preserve the deductibility of the bonuses under Section 162(m) of the Internal Revenue Code while providing flexibility to the Compensation Committee in administering the plan.

Please see “Executive Compensation — Compensation Tables — Grants of Plan-Based Awards” for additional details regarding the plan.

How are performance guidelines established?

Each year the Compensation Committee establishes performance guidelines for bonus payments. These guidelines are substantially lower than the shareholder-approved incentive plan maximums.

Consistent with our pay-for-performance philosophy, the guidelines do not provide for any bonus payment unless the company attains a threshold (minimum) performance level for the year. Bonus opportunities increase from zero for performance at the threshold level to 200 percent of target for performance at maximum.

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Figure 9 shows the 2012 bonus payout as a percentage of target payout for various levels of earnings performance.

What are the potential bonus opportunities for the named executive officers?

Potential bonus opportunities at threshold, target and maximum company performance are expressed as a percentage of each named executive officer’s base salary below.

BONUS POTENTIAL AS OF DECEMBER 31, 2012 AS A PERCENT OF BASE SALARY

	Threshold	Target	Maximum
Debra L. Reed(1)	0%	110%	220%
Mark A. Snell	0%	80%	160%
Joseph A. Householder	0%	70%	140%
Javade Chaudhri	0%	65%	130%
G. Joyce Rowland	0%	50%	100%
Table 6 (1) Ms. Reed’s target was increased from 100% to 110% on December 1, 2012. Her actual 2012 bonus was pro-rated.

Target bonus opportunities for our named executive officers are, on average, below the 50th percentile of the external market data for executives with comparable levels of responsibility at general industry peer companies. Bonus payouts at our maximums are intended to fall within the third quartile (between the 50th and 75th percentile) of bonus payouts among these companies.

Because our 2012 performance was at 137 percent of target performance, our actual payments fell within the third quartile of the external market data.

What were the annual bonus performance goals for the named executive officers?

For 2012, the Compensation Committee selected earnings, employee and public safety and customer satisfaction for the measurement of annual corporate performance. The earnings performance measure was weighted at 85 percent and the safety and customer satisfaction measures were weighted at 10 percent and 5 percent, respectively.

For annual bonus plan purposes, “earnings” means Sempra Energy Net Income, excluding earnings attributable to noncontrolling interests. Earnings for annual bonus plan purposes may be higher or lower than earnings reported in the company’s financial statements due to certain pre-established adjustments. These adjustments are described under the section titled “How was the 2012 earnings goal determined?”

Why were these performance measures used for the annual bonus plan?

The Compensation Committee selected earnings as the 2012 annual bonus financial performance measure because it believes this measure provides an accurate and comprehensive picture of annual company financial performance that plan participants, shareholders, analysts, and other parties clearly understand.

The committee added employee and public safety and customer satisfaction measures to the annual bonus plan in 2012 because it believes that strong safety and customer satisfaction performance are critical to strong long-term financial performance.

The committee also may apply discretionary adjustments to annual bonus awards in consideration of the contributions of each named executive officer. None were made to the 2012 annual bonus awards paid to our named executive officers.

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How was the 2012 earnings goal determined?

Table 7 shows the earnings criteria for 2012 bonuses:

2012 EARNINGS FOR BONUS PURPOSES

	Threshold	Target	Maximum
Sempra Energy Earnings ($M)	$917	$1,019	$1,121
Table 7

The Compensation Committee set 2012 bonus guidelines, with the target of $1.019 billion in earnings, based on the company’s financial plan with certain adjustments for incentive plan purposes. The financial plan takes into account anticipated business unit earnings, planned purchases or sales of assets, major capital projects, and other significant issues impacting the company’s earnings. The financial plan is also used to develop the company’s public earnings guidance.

Consistent with the approach taken in prior years, the committee also determined at the beginning of the year that the calculation of earnings for bonus purposes would be adjusted as follows:

•

Exclude positive or negative impact of major changes in accounting rules that were unknown or unanticipated at the beginning of the plan year.

•

Include up to 10 percent of the impact of 2007 wildfire litigation.

•

Exclude the pro forma earnings impact of any acquisition or divestiture with a total value of $100 million to the extent the earnings impact of such acquisition or divestiture is not included in the Sempra Energy earnings target.

•

Include 10 percent of any gains or losses for the sale of assets or write-down of assets in connection with a sale. This is because the committee believes that the impact of asset sales should be measured primarily through stock price. Most of the impact would, then, be reflected in the long-term incentive plan.

What adjustments were applied to 2012 GAAP earnings for annual bonus plan purposes?

A reconciliation of GAAP earnings to earnings for annual bonus plan purposes is provided in Table 8.

2012 EARNINGS ADJUSTMENTS FOR BONUS PURPOSES

($M)	Reconciliation
GAAP Earnings	$859
Pre-Defined Adjustments:
Rockies Express Impairment (Included 10%)	193
Other pre-defined adjustments	2
Earnings for Annual Bonus Purposes	$1,054
Table 8

Rockies Express adjustment

In second quarter 2012, Kinder Morgan, a 50 percent owner of the Rockies Express pipeline, announced its intent to sell its interest in the pipeline. As a result of this sales process, Sempra Energy re-evaluated the fair value of its 25-percent interest in the pipeline. Although the pipeline is contracted through late 2019, the impairment charge reflects the impact of the current weak market conditions on the pipeline’s value.

The treatment of the Rockies Express impairment for annual bonus plan purposes is consistent with the pre-defined exclusion of impairments related to asset sales that was approved by the Compensation Committee at the beginning of the plan year. The impairment represents an accounting adjustment to reflect current market conditions. As stated above, the pipeline’s earnings are contracted through 2019.

What was the overall performance score for the 2012 performance-based annual bonus plan?

Overall performance was at 137 percent of target performance. Details of the plan metrics and results are provided below:

2012 Performance Measures	Weight	ICP Goals			Actual Performance
		Minimum	Target	Maximum
Financial:
Sempra Energy Earnings ($M)	85%	$917	$1,019	$1,121	$1,054
Subtotal: Financial	85%
Safety:
Sempra International – Safety (Recordable Incident Rate)	2.50%	2.85	2.59	2.33	0.77
Sempra USG&P – Safety (OSHA Recordable Injury Rate)	2.50%	3.90	3.50	3.10	3.38
SDG&E – Safety (OSHA Recordable Rate)	2.50%	2.5	2.25	2.1	2.26
SoGalGas – Safety (OSHA Recordable Injury Rate)	0.84%	5.19	4.69	4.19	3.36
SoCalGas – Transmission System Integrity – Pipeline Integrity Baseline Assessments	0.83%	Incomplete	Complete	Complete	Complete
SoCalGas – Distribution System Integrity – Hazardous Infrastructure Leak Rate	0.83%	4.17	3.81	3.79	3.59
Subtotal: Safety	10%

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2012 Performance Measures	Weight	ICP Goals						Actual Performance
		Minimum		Target		Maximum
Customer Satisfaction:
SDG&E – JD Power CSI Score - Residential	1.25%	60%		50%		40%		65%
SDG&E – JD Power CSI Score - Business	1.25%	56%		46%		36%		41%
SoCalGas – JD Power CSI Score (Performance Quartile)	2.50%	3	rd	2	nd	1	st	1	st
Subtotal: Customer Satisfaction	5%
TOTAL	100%
Actual Performance as a Percent of Target								137%
Table 9

What bonuses did named executive officers receive under the 2012 performance-based annual bonus plan?

Based on overall performance and its consideration of the contributions of each named executive officer, the Compensation Committee approved the payment of the annual bonuses shown in Table 10.

BONUSES PAID TO NEOS FOR 2012 PERFORMANCE

	Base Salary at Year-End 2012	x	Bonus Percentage (1)	=	Bonus
Debra L. Reed(2)	$1,030,000		138%		$1,419,900
Mark A. Snell	$720,000		109%		$787,400
Joseph A. Householder	$566,000		96%		$541,600
Javade Chaudhri	$531,800		89%		$472,500
G. Joyce Rowland	$379,600		68%		$259,500
Donald E. Felsinger(3)	$1,217,500		156%		$1,904,100
Table 10 (1) The bonus percentage is rounded to nearest whole percentage. (2) Pro-rated for December 1, 2012 target increase from 100% to 110%. (3) Pro-rated for November 30, 2012 retirement.

3. Long-Term Equity-Based Incentives

Long-term equity-based incentives are the largest single component of each named executive officer’s compensation package. (See Figure 5 for these percentages.)

We measure our performance over a four-year performance period. Competitive benchmarking suggests that a three-year performance period is the most common measurement period in the external market. However, the committee believes at this time that using a four-year performance period for our equity-based incentives promotes a long-term strategic focus.

What type of equity is granted?

In accordance with our pay-for-performance philosophy, the entire long-term incentive plan award is in the form of performance-based restricted stock units.

Although typical market practice is to grant a portion of long-term incentive awards as time-based equity, the Compensation Committee believes that linking 100 percent of the long-term incentive award to our relative total shareholder return performance creates the strongest alignment with shareholder interests.

Why is this type of equity used?

The Compensation Committee approved this equity award structure after considering many variables. These included alignment with shareholder interests, plan expense, share usage, and market trends.

How does our equity award structure compare to our peers?

As shown Figure 10 below, 100 percent of our CEO’s long-term incentive compensation is performance-based. In contrast, both our general industry and utilities peers grant a significant portion of long-term incentive awards in time-based restricted stock and stock options. In addition to the types of equity granted, our payout scale differs from our peers. The payout scales that many of our peers use for performance-based equity awards pay 25 percent to 50 percent for threshold performance. Our payout scale provides for zero payout at threshold. Our maximum potential payout is 150 percent of target, while maximum potential payouts for our peers generally range from 150 percent to 200 percent of target.

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CEO EQUITY COMPENSATION

What is the process for determining and calculating individual equity award grants?

In making the annual grants, the committee:

•

Specifies a dollar value (based on a percentage of base salary) and other terms for each executive officer’s award.

•

Bases the number of shares underlying the awards granted each year on a dollar value, as opposed to a fixed number of shares. This approach allows maintenance of the pay mix described previously.

On the annual January grant date:

•

We calculate the precise number of shares to be granted to each executive officer.

•

We apply Monte Carlo valuation models previously authorized by the committee and use the closing price for shares of our common stock on that date to make such calculations.

Equity awards also may be granted with the approval of the committee upon the hiring or promotion of executive officers or to award extraordinary performance.

What is the value of the equity grants?

The estimated grant date fair value of Ms. Reed’s award fell within the second quartile of the external market data. For other named executive officers, awards were generally within the third quartile of the external market data.

Table 11 illustrates the grant date fair value of 2012 annual awards.

ESTIMATED GRANT DATE VALUES FOR 2012

	Performance-Based Restricted Stock Units
	Base Salary	Target Value	Total
Debra L. Reed	$1,030,000	400%	$4,120,900
Mark A. Snell	$720,000	300%	$2,160,900
Joseph A. Householder	$566,000	240%	$1,362,200
Javade Chaudhri	$531,800	215%	$1,146,600
G. Joyce Rowland	$379,600	160%	$607,600
Donald E. Felsinger	$1,217,500	413%	$5,022,500
Table 11

The actual amounts realized by equity award recipients will depend on future stock price performance. These amounts will not necessarily track with the grant date value targets.

Why does the company grant performance-based restricted stock units?

The Compensation Committee sought a direct link to performance in comparison to indices and peers. To achieve this result, the committee uses performance-based restricted stock units as the award vehicle for our equity grants. Performance-based restricted stock units can also deliver the same economic value with significantly fewer shares than stock options, and so result in lower dilution.

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What are the performance goals for restricted stock units?

Each performance-based restricted stock unit represents the right to receive between zero and 1.5 shares of Sempra Energy common stock based on the company’s four-year cumulative total shareholder return compared to the S&P 500 Index and the S&P 500 Utilities Index as shown in Table 12.

If the company’s performance ranks at the 50th percentile or higher compared to the S&P 500 index, participants will receive a minimum of 1.0 shares for each restricted stock unit. If our performance exceeds the 50th percentile compared to the S&P 500 Utilities Index, participants have the opportunity to earn up to 1.5 shares for each restricted stock unit.

The plan pays out performance-based dividend equivalents at the end of the performance period based on the number of shares earned.

FOUR-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN PERCENTILE RANKING

	Number of Shares of Sempra Energy Common Stock Received For Each Restricted Stock Unit
	Performance vs. S&P 500 Index*	Performance vs. S&P 500 Utilities Index
75th Percentile or Above	Not used for upside potential	1.5
50th Percentile	1.0	1.0
35th Percentile or Below	Not used for downside potential	0.0
Table 12 * If the company ranks at or above the 50th percentile compared to the S&P 500 Index, participants will receive a minimum of 1.0 shares for each restricted stock unit.

This award structure was adopted beginning with the 2008-2011 award cycle and continues through the 2013-2016 award cycle.

What were the results for the 2009-2012 award cycle which vested on January 2, 2013?

Our relative total shareholder return from 2009 to 2012 met the 82nd percentile of the S&P 500 Utilities Index. Based on our performance ranking against the S&P 500 Utilities Index over the four-year performance period, the performance-based restricted stock units for the 2009-2012 Long-Term Incentive Plan cycle vested at the maximum level (1.5 shares of common stock for each restricted stock unit) after the committee certified performance results.

Benefit Plans

Our executive officers also participate in other benefit programs including: (1) health, life insurance, and disability plans; (2) retirement plans; (3) 401(k) savings and deferred compensation plans; and (4) other benefit programs.

1. Health, Life Insurance, and Disability Plans

Our executive officers participate in life, disability, medical, and dental insurance group plans that are available to virtually all employees. These are common benefits essential to attracting a high-quality workforce.

Do executives receive any benefits in addition to the basic group plans?

In addition to the basic group plans, our executive officers participate in the following:

•

A medical insurance plan that provides up to $20,000 (the annual aggregate maximum) in additional coverage for medically necessary care for the officer or covered dependents. This plan was closed to new participants in 2012.

•

A life insurance plan providing additional life insurance death benefits (two times base salary and bonus for active employees and one times base salary and bonus for retired employees). This plan was closed to new participants in 2012.

•

A long-term disability plan providing additional protection upon disability (60 percent of base salary and average bonus) and restoring benefits otherwise capped under the company’s basic long-term disability plan.

2. Retirement Plans

Our executive officers participate in our Cash Balance Plan and a Supplemental Executive Retirement Plan.

What is the Cash Balance Plan?

The Cash Balance Plan is a tax-qualified pension plan available to most company employees.

Why does the company offer a supplemental retirement plan?

The committee believes that retirement, savings and deferred compensation plans, in general, and the Supplemental Executive Retirement Plan in particular, are important elements of an overall compensation package. This package is designed to recruit and retain executive talent, especially mid-career executives, and to retain longer-term executive participants.

How are benefits calculated?

Our Supplemental Executive Retirement Plan, or SERP, provides named executive officers with retirement benefits based on the executive’s:

•

final average pay1

•

actual years of service

•

age at retirement

SERP benefits are reduced by benefits payable under the broad-based Cash Balance Plan.

1. Final average pay is the average of the two highest years of base salary plus the average of the three highest annual bonuses prior to retirement.

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Both the Cash Balance Plan and the SERP use only base salary and annual incentive bonuses in calculating benefits. The value of long-term incentive awards is not included.

Benefits under both plans use the same interest rates for calculating lump sum distributions.

3. 401(k) Savings and Deferred Compensation Plans

Our executive officers, together with most other company employees, participate in our broad-based, tax-qualified 401(k) Savings Plan. Officers may also participate in a deferred compensation plan.

What is the 401(k) Savings Plan?

Employees may contribute a portion of their pay to a tax-qualified 401(k) savings plan. Contributions to the plan are invested on a tax-deferred basis.

The company matches one-half of the first 6 percent of the employee’s contributions. We also make an additional company contribution of up to 1 percent of base pay if we meet or exceed annual earnings targets. The Internal Revenue Code limits the amount of compensation eligible for deferral under tax-qualified plans.

What is the deferred compensation plan?

Our executive officers and other key management employees also may defer up to 85 percent of their base salary and bonus under a nonqualified deferred compensation plan, the Employee and Director Savings Plan. Participants can direct these deferrals into:

•

Funds that mirror the investments available under our 401(k) Savings Plan, including a Sempra Energy phantom stock account, and

•

A fund providing interest at the greater of 110 percent of the Moody’s Corporate Bond Yield or Moody’s plus 1 percent.

The Internal Revenue Code places annual limits on the amounts that employees and employers can defer into a 401(k) plan. Because of these limits, the company makes matching contributions for deferred compensation plan participants through the deferred compensation plan. These contributions are identical to the matching contributions made for other employees under the 401(k) savings plan.

All employee contributions, matching company contributions, and investment earnings in both the 401(k) savings plan and deferred compensation plan vest immediately.

4. Other Benefit Programs

We provide certain other typical benefits to our executive officers. The Compensation Committee reviews the level and types of these benefits each year. The committee believes that these benefits are reasonable and important in attracting and retaining executive talent.

These benefits include financial planning services and excess personal liability insurance. Our Chief Executive Officer has an executive security specialist for personal and business driving in the context of an overall security plan.

Severance and Change in Control Arrangements

Our executive officers have severance pay agreements that include change in control features. The agreements do not contain excise tax gross-up provisions. None of our officers has an employment agreement.

Why does the company provide severance agreements?

The Compensation Committee believes that severance agreements, which are a prevalent market practice, are effective in:

•

attracting executives who are leaving an existing employer

•

mitigating legal issues upon a separation of employment

•

retaining talent during uncertain times

By mitigating the effect of potential job loss, severance agreements reinforce management continuity, objectivity and focus on shareholder value. This is particularly critical in actual or potential change in control situations.

What benefits do severance agreements provide?

The severance agreements provide for cash payments and the continuation of certain other benefits for a limited period when:

•

the company terminates an executive’s employment for reasons other than cause; or

•

when the executive resigns for “good reason.”

What does resignation for “Good Reason” mean?

A resignation for “good reason” may occur if there is an adverse change in scope of duties or in compensation and benefit opportunities or, following a change in control, changes in employment location.

These provisions provide safeguards against arbitrary actions that effectively force an executive to resign. In order to receive some of the benefits in the agreement, the executive must comply with contractual confidentiality, non-solicitation, and non-disparagement obligations.

Do the CEO’s and other named executive officers’ agreements provide for a tax gross-up to offset any taxes incurred by the executive as a result of the severance payment?

None of the named executive officers’ agreements contain an excise tax gross-up provision.

Do agreements for other officers provide for a tax gross-up to offset any taxes incurred by the executive as a result of the severance payment?

Under a policy adopted in 2009 by the Sempra Energy Board of Directors, severance agreements for new officers do not provide for excise tax gross-ups. In 2012, the Compensation Committee determined that legacy agreements for other officers would be terminated and replaced with agreements that do not contain excise tax gross-up provisions at the end of each agreement’s term. By January 2014, this effort will be complete and no officers will have severance agreements with excise tax gross-up provisions.

What happens to outstanding equity awards upon a change in control?

Under our 2008 shareholder-approved long-term incentive plan, upon a change in control of the company all previously granted stock options vest and become immediately exercisable. All performance and time restrictions lift for outstanding restricted stock and restricted stock unit grants.

For performance-based restricted stock unit awards granted in 2009 through 2013, the number of shares earned is determined based on performance through the date of the change in control (or based on target performance if the change in control occurs less than two years after the grant date).

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The 2013 long-term incentive plan, which is described on page 26 under Proposal 4, contains a double trigger change in control provision. Awards will not automatically vest upon a change in control. Rather, vesting will only be accelerated upon a termination of employment that meets certain conditions following a change in control.

Evaluating and Compensating the CEO

The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer. These goals are based primarily upon objective criteria, including:

•

business performance

•

accomplishment of strategic and financial objectives

•

development of management

•

other matters relevant to the short-term and long-term success of the company and the creation of shareholder value

How does the board evaluate the CEO’s performance?

All independent directors provide input for the CEO’s performance evaluation. The committee leads the process and reports the consolidated results back to the independent directors.

The chair of the committee discusses the board’s evaluation with the CEO. Based upon this evaluation and subject to ratification by the board acting solely through the independent directors, the committee determines the CEO’s final compensation level after considering all of the objectively determined criteria. This includes base salary and awards under annual and long-term incentive plans.

In determining the long-term component of our CEO’s compensation, the committee considers the company’s performance and relative shareholder return, the value of incentive awards to chief executive officers at comparable companies, and the awards granted in past years.

What were the CEO’s 2012 goals?

Our CEO, Debra L. Reed, met or exceeded her 2012 objectives, which included:

CEO Goals	Status
Achieve our 2012 earnings guidance	Met
Complete Sunrise Powerlink project	Completed and in service.
Pursue liquefaction opportunities for the Cameron LNG facility	Commercial development agreements signed with three customers. Engineering, permitting, and financing on schedule.
Continue to grow international infrastructure	Succeeded in winning bids for the Sonora pipeline project in Mexico and a transmission project in Chile.
Continue development of renewable energy projects	Installed total generating capacity of 832 megawatts in 2012.
Continue to implement the Pipeline Safety Enhancement Project	On track. Completed 100% of baseline assessments.
Begin deployment of advanced metering at SoCalGas	On track. 60,000 meters installed.
Table 13

Share Ownership Requirements

Our Board of Directors has established share ownership requirements for officers to further strengthen the link between company executive and shareholder interests.

The requirements set minimum levels of share ownership that our officers are encouraged to achieve and maintain.

For officers, the requirements are:

Executive Level	Share Ownership Requirements
Chief Executive Officer	6x base salary
President	3x base salary
Executive Vice Presidents and Business Unit Chief Executive Officers	3x base salary
Senior Vice Presidents	2x base salary
Vice Presidents	1x base salary
Table 14

Based on Exequity’s review of competitive benchmark data, our stock ownership requirements are higher than prevalent market practices.

For purposes of the requirements, we include shares owned directly or through benefit plans. We also count deferred compensation that executives invest in phantom shares of our common stock and the vested portion of certain in-the-money stock options.

We expect officers to meet these requirements within five years of hire or any officer level promotion. All officers are in compliance with the requirements.

The company also prohibits employees and directors from trading in puts, calls, options or other future rights to purchase or sell shares of the company. Officers and directors are also prohibited from pledging shares of the company.

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Impact of Regulatory Requirements

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the annual amount of compensation (other than compensation that qualifies as “qualified performance-based compensation”) that publicly held companies may deduct for federal income tax purposes for each of certain executive officers.

The Compensation Committee believes that tax deductibility is one important factor in evaluating a compensation program. We generally design and administer our performance-based incentive plans in a manner intended to maintain tax deductibility. This includes obtaining shareholder approval of the plans.

Approximately 83 percent of our CEO’s total target compensation is delivered through performance-based short-term and long-term incentives. These performance-based incentives are intended to be “qualified performance-based compensation” that the company may deduct for federal income tax purposes.

However, providing salary levels and other compensation that is not fully tax deductible may be required by competitive or other circumstances and in the best interests of our shareholders. Accordingly, the committee may continue to exercise discretion to provide compensation that may not be fully tax deductible by the company.

Other Tax, Accounting and Regulatory Considerations

Many other Internal Revenue Code provisions, Securities and Exchange Commission regulations, and accounting rules affect the delivery of executive pay. They are taken into consideration to create and maintain plans that are effective and comply with these requirements.

Conclusion

Our salaries generally approximate the median of the external market data. Our performance-based incentive programs provide upside opportunity (within the third quartile of the market data) for outstanding performance.

We have structured our executive compensation programs to provide competitive pay opportunities (levels found in the marketplace), and to reward outstanding individual and corporate performance. Our performance-based compensation is strongly aligned with the interests of shareholders.

We will continue to monitor our pay programs for alignment with performance, shareholder interests and competitive labor markets. We will continue to offer the programs necessary to attract, retain, and motivate top executive talent.

Compensation Committee Report

The Compensation Committee of Sempra Energy’s Board of Directors has reviewed and discussed with management of the company the Compensation Discussion and Analysis included in this proxy statement and, based upon that review and discussion, recommended to the board that it be so included.

Compensation Committee William C. Rusnack, Chair Alan L. Boeckmann William G. Ouchi William P. Rutledge Luis M. Téllez

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Compensation Tables

Summary Compensation Table

In the table below, we summarize the compensation for the past three years for our named executive officers.

	Year	Salary	Stock Awards (B)	Option Awards (B)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (C)	All Other Compen- sation (D)	Total
			Restricted stock and restricted stock units	Service- based stock options	Performance- based annual cash bonus	Pension accruals and above-market interest on non- qualified deferred compensation
Debra L. Reed Chairman and Chief Executive Officer	2012	$1,030,000	$4,120,900	$-	$1,419,900	$5,507,641	$125,461	$12,203,902
	2011	$811,907	$3,715,138	$-	$1,445,700	$2,104,001	$102,932	$8,179,678
	2010	$595,400	$1,337,914	$236,235	$669,700	$930,302	$82,471	$3,852,022
Mark A. Snell President	2012	$720,000	$2,160,900	$-	$787,400	$2,452,101	$113,213	$6,233,614
	2011	$639,302	$2,795,159	$-	$1,044,300	$1,198,633	$98,192	$5,775,586
	2010	$595,400	$1,335,897	$213,277	$694,700	$1,024,561	$94,926	$3,958,761
Joseph A. Householder Executive Vice President and Chief Financial Officer	2012	$566,000	$1,362,200	$-	$541,600	$1,709,691	$73,453	$4,252,944
	2011	$480,819	$1,558,265	$-	$605,500	$861,398	$67,711	$3,573,693

Javade Chaudhri Executive Vice President and General Counsel	2012	$531,800	$1,146,600	$-	$472,500	$1,673,701	$96,716	$3,921,317
	2011	$531,800	$1,146,222	$-	$691,400	$1,141,901	$91,152	$3,602,475
	2010	$517,300	$890,598	$142,447	$560,500	$929,239	$87,251	$3,127,335
G. Joyce Rowland Senior Vice President of Human Resources, Diversity and Inclusion	2012	$379,600	$607,600	$-	$259,500	$1,110,765	$70,290	$2,427,755
	2011	$365,000	$585,753	$-	$365,000	$683,547	$66,473	$2,065,773

Donald E. Felsinger (A) Executive Chairman	2012	$1,114,378	$5,022,500	$-	$1,904,100	$2,626,309	$168,693	$10,835,980
	2011	$1,217,500	$5,482,479	$-	$3,043,800	$1,881,329	$148,415	$11,773,523
	2010	$1,184,300	$4,265,965	$680,755	$2,171,300	$1,771,423	$144,545	$10,218,288

(A)

Mr. Felsinger retired on November 30, 2012.

(B)

Grant date fair value of stock and option awards granted during the year. No stock option awards were granted in 2011 or 2012. These amounts reflect our grant date estimate of the aggregate compensation expense that we will recognize over the service period of the award. They are calculated in accordance with generally accepted accounting principles for financial reporting purposes based on the assumptions described in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report to Shareholders but disregarding estimates of forfeitures related to service-based vesting conditions.

Option awards consist solely of service-based stock options. A modified Black-Scholes valuation model is used to calculate their grant date fair value.

Stock awards consist solely of performance-based restricted stock and restricted stock units. A Monte Carlo valuation model is used to reflect the probable outcome of performance conditions and calculate grant date fair value.

The value actually realized by executives from stock and option awards will depend upon the extent to which performance and service-based vesting conditions are satisfied and the market value of the shares subject to the award.

For additional information regarding stock and option awards, please see the discussions under “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Year-End.”

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(C)

Represents (i) the aggregate change in the actuarial present value of accumulated benefits under pension plans at year-end over the prior year-end and (ii) above-market interest (interest in excess of 120% of the federal long-term rate) on compensation deferred on a basis that is not tax-qualified. The 2012 amounts are:

2012 CHANGE IN PENSION VALUE AND ABOVE-MARKET INTEREST

	Change in Accumulated Benefits	Above-Market Interest	Total
Debra L. Reed	$5,462,963	$44,678	$5,507,641
Mark A. Snell	$2,442,555	$9,546	$2,452,101
Joseph A. Householder	$1,700,356	$9,335	$1,709,691
Javade Chaudhri	$1,662,480	$11,221	$1,673,701
G. Joyce Rowland	$1,095,792	$14,973	$1,110,765
Donald E. Felsinger	$2,392,323	$233,986	$2,626,309

For additional information regarding pension benefits and deferred compensation, please see the discussions under “Pension Benefits” and “Nonqualified Deferred Compensation.”

(D)

All Other Compensation amounts for 2012 are:

2012 ALL OTHER COMPENSATION

	Company 401(k) and Related Plan Contributions	Insurance Premiums	Other	Total
Debra L. Reed	$82,311	$18,917	$24,233	$125,461
Mark A. Snell	$59,296	$18,917	$35,000	$113,213
Joseph A. Householder	$39,922	$19,113	$14,418	$73,453
Javade Chaudhri	$42,011	$19,705	$35,000	$96,716
G. Joyce Rowland	$25,978	$19,312	$25,000	$70,290
Donald E. Felsinger	$137,900	$11,773	$19,020	$168,693

Amounts shown in the “Other” column consist of our contributions to charitable, educational and other non-profit organizations to match the personal contributions of executive officers on a dollar-for-dollar basis; financial and estate planning services; and the incremental cost to us (the hourly rate of drivers plus fuel, vehicle maintenance and depreciation expense) of commuting and other personal use of company cars and drivers. They do not include parking at company offices and the occasional personal use by executive officers of company property and services (including club memberships and entertainment events which would not otherwise be used for the business purposes for which they were obtained) for which we incur no more than nominal incremental cost or for which we are reimbursed by the executive for the incremental cost of personal use.

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Grants of Plan-Based Awards

Our executive officers participate in shareholder-approved incentive compensation plans that are designed to encourage high levels of performance on both a short-term and a long-term basis. Shorter-term incentives, typically annual performance-based cash bonuses, are provided under our Executive Incentive Plan. Longer-term incentives, typically performance-based restricted stock and restricted stock units and service-based stock options, are provided under our Long-Term Incentive Plan.

We summarize below our 2012 grants of plan-based awards for our executive officers named in the Summary Compensation Table.

2012 GRANTS OF PLAN-BASED AWARDS

	Grant Date (A)	Authorization Date (A)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Performance-Based Annual Bonus) (B)			Estimated Future Payouts Under Equity Incentive Plan Awards (Number of Shares) (C)			Grant Date Fair Value of Stock Awards (D)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Debra L. Reed
Restricted Stock Units	1/03/12	12/05/11				-	84,100	126,150	$4,120,900
Annual Bonus			$-	$1,038,700	$2,077,400
Mark A. Snell
Restricted Stock Units	1/03/12	12/05/11				-	44,100	66,150	$2,160,900
Annual Bonus			$-	$576,000	$1,152,000
Joseph A. Householder
Restricted Stock Units	1/03/12	12/05/11				-	27,800	41,700	$1,362,200
Annual Bonus			$-	$396,200	$792,400
Javade Chaudhri
Restricted Stock Units	1/03/12	12/05/11				-	23,400	35,100	$1,146,600
Annual Bonus			$-	$345,700	$691,400
G. Joyce Rowland
Restricted Stock Units	1/03/12	12/05/11				-	12,400	18,600	$607,600
Annual Bonus			$-	$189,800	$379,600
Donald E. Felsinger
Restricted Stock Units	1/03/12	12/05/11				-	102,500	153,750	$5,022,500
Annual Bonus			$-	$1,393,000	$2,786,000

(A)

Grant and authorization dates applicable to equity incentive awards, which consist of performance-based restricted stock units. The Compensation Committee authorizes these awards as part of annual compensation planning that is typically completed in December with salary adjustments becoming effective on January 1 and awards granted on the first trading day of January. The committee specifies a dollar value and other terms for the awards to be granted to each executive officer. On the January grant date, the precise number of shares to be granted to each executive officer is calculated by applying valuation models previously authorized by the committee and the closing price for shares of our common stock on that date. Awards also may be granted at other times upon the hiring or promotion of executive officers or for extraordinary performance.

(B)

Non-equity incentive plan awards consist of annual bonuses payable under our Executive Incentive Plan from a performance pool equal to 1.5 percent of operating income for the year with maximum bonuses not to exceed 30 percent of the performance pool for the Chief Executive Officer and 17.5 percent of the performance pool for each other plan participant. Amounts reported in the table represent estimates at the beginning of 2012 of bonuses expected to be paid under earnings and operational performance guidelines established by the Compensation Committee. These guidelines anticipate that the committee will apply downward discretion as permitted by the plan to reduce bonuses paid from plan maximums to the lower amounts contemplated by the guidelines. Extraordinary corporate or individual performance may result in the payment of bonuses that exceed those contemplated by the guidelines to the extent the amounts paid are consistent with performance pool limitations.

Bonus guidelines for 2012 were based on an adjusted earnings target of $1.019 billion and operational measures of employee and public safety and customer satisfaction. For information concerning the pre-established adjustments to earnings for incentive plan purposes, please refer to the section of the Compensation Discussion and Analysis titled “How was the 2012 earnings goal determined?” No bonuses were payable for earnings of less than $917 million and maximum bonuses were payable for earnings of $1.121 billion. Bonuses for targeted earnings performance of $1.019 billion were set at levels ranging from 125 percent of base salary for the Executive Chairman to 50 percent of base salary for the Senior Vice President of Human Resources, Diversity and Inclusion with maximum bonuses ranging from 250 percent to 100 percent of base salary, respectively. Ms. Reed’s bonus target was 100 percent with a maximum payout potential of 200 percent until December 1, 2012, when it was increased to 110 percent with a maximum payout potential of 220 percent. Mr. Felsinger’s bonus was prorated to reflect his November 30, 2012 retirement. Earnings for the year for bonus purposes were $1,054 million. Accordingly, in February 2013, the Compensation Committee authorized the payment of bonuses to the executive officers in the amounts reported in the Summary Compensation Table as non-equity incentive plan compensation earned in 2012.

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(C)

Equity incentive plan awards consist of performance-based restricted stock units. During the performance period, dividends paid or that would have been paid on the shares subject to the award are reinvested or deemed reinvested to purchase additional shares, at their fair market value, which become subject to the same forfeiture and performance vesting conditions as the shares to which the dividends relate. If the performance criteria are not satisfied or the executive’s employment is terminated during the performance period other than by death or certain other events that may be specified in the award agreement or the executive’s severance pay agreement, the award is forfeited subject to earlier vesting upon a change in control of the company or various events specified in the executive’s severance pay agreement.

Shares subject to the performance-based restricted stock units granted in 2012 will vest or be forfeited at the beginning of 2016 based upon our total return to shareholders. The target number of shares will vest if we have achieved a cumulative total return to shareholders for a four-year performance period that places us among the top 50 percent of the companies in the S&P 500 Utilities Index or the S&P 500 Index with additional shares vesting ratably for performance above the 50th percentile of the S&P 500 Utilities Index to the maximum number (150 percent of the target number) for performance at or above the 75th percentile of that index. If our performance does not place us among the top 50 percent of the companies in the S&P 500 Utilities Index or the S&P 500 Index, shares will vest for performance above the 35th percentile of the S&P 500 Utilities Index declining from the target number of shares at the 50th percentile to zero at the 35th percentile.

We permit each holder of restricted stock units to elect for us to withhold a sufficient number of vesting units to pay the minimum amount of withholding taxes that becomes payable upon satisfaction of the performance conditions.

(D)

These amounts reflect our grant date estimate of the aggregate compensation expense that we will recognize over the service period of the award. They are calculated in accordance with generally accepted accounting principles for financial reporting purposes based on the assumptions described in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report to Shareholders but disregarding estimates of forfeitures related to service-based vesting conditions. A Monte Carlo valuation model is used to reflect the probable outcome of performance conditions and calculate the grant date fair value of performance-based restricted stock unit awards. The value actually realized by executives from stock awards will depend upon the extent to which performance and service-based vesting conditions are satisfied and the market value of the shares subject to the award.

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Outstanding Equity Awards at Year-End

We summarize below our grants of equity awards that were outstanding at December 31, 2012 for our executive officers named in the Summary Compensation Table. These grants consist solely of stock options and restricted stock units.

	Grant Date	Option Awards (Service-Based Stock Options) (A)					Performance-Based Restricted Stock Units (B)
		Number of Shares Underlying Unexercised Options		Exercise Price		Expiration Date	Number of Unearned/ Unvested Shares (C)		Market Value of Unearned/ Unvested Shares
		Exercisable	Unexercisable
Debra L. Reed	01/03/12						130,672		$9,269,872
	06/27/11						70,281		4,985,755
	01/03/11						65,534		4,648,972
	02/11/10	4,950	4,950	$49.77		02/10/20	15,492		1,099,013
	01/04/10	8,700	8,700	$55.90		01/03/20	21,357		1,515,068
	01/02/09	17,250	5,750	$43.75		01/01/19	40,598	(E)	2,880,047
	01/02/08	18,000	-	$61.41		01/01/18	-		-
	01/03/07	18,300	-	$56.77		01/02/17	-		-
	01/03/06	19,000	-	$46.14		01/02/16	-		-
	01/03/05	18,600	-	$36.30		01/02/15	-		-
		104,800	19,400	$49.66	(D)		343,934		$24,398,727
Mark A. Snell	01/03/12						68,521		$4,860,896
	09/13/11						38,911		2,760,378
	01/03/11						65,534		4,648,972
	01/04/10	13,550	13,550	$55.90		01/03/20	33,197		2,355,029
	01/02/09	26,850	8,950	$43.75		01/01/19	63,021	(E)	4,470,700
	01/02/08	27,900	-	$61.41		01/01/18	-		-
		68,300	22,500	$52.80	(D)		269,184		$19,095,975
Joseph A. Householder	01/03/12						43,195		$3,064,238
	09/13/11						29,724		2,108,594
	01/03/11						28,017		1,987,521
	01/04/10	5,800	5,800	$55.90		01/03/20	14,164		1,004,812
	01/02/09	11,475	3,825	$43.75		01/01/19	27,009	(E)	1,916,015
	01/02/08	12,000	-	$61.41		01/01/18	-		-
	01/03/07	12,200	-	$56.77		01/02/17	-		-
		41,475	9,625	$53.76	(D)		142,109		$10,081,179
Javade Chaudhri	01/03/12						36,358		$2,579,251
	01/03/11						43,797		3,106,930
	01/04/10	9,050	9,050	$55.90		01/03/20	22,132		1,570,019
	01/02/09	-	5,975	$43.75		01/01/19	42,127	(E)	2,988,501
	01/02/08	18,800	-	$61.41		01/01/18	-		-
	01/03/07	19,300	-	$56.77		01/02/17	-		-
		47,150	15,025	$56.67	(D)		144,414		$10,244,701
G. Joyce Rowland	01/03/12						19,267		$1,366,783
	01/03/11						22,381		1,587,733
	01/04/10	4,650	4,650	$55.90		01/03/20	11,398		808,560
	01/02/09	9,150	3,050	$43.75		01/01/19	21,573	(E)	1,530,401
	01/02/08	9,600	-	$61.41		01/01/18	-		-
	01/03/07	9,900	-	$56.77		01/02/17	-		-
	01/03/06	11,100	-	$46.14		01/02/16	-		-
		44,400	7,700	$52.16	(D)		74,619		$5,293,477
Donald E. Felsinger	01/03/12						159,261		$11,298,001
	01/03/11						209,483		14,860,719
	01/04/10	43,250	43,250	$55.90		12/01/17	106,011		7,520,391
	01/02/09	85,725	28,575	$43.75		12/01/17	201,463	(E)	14,291,781
	01/02/08	89,700	-	$61.41		12/01/17	-		-
	01/03/07	69,100	-	$56.77		01/02/17	-		-
	01/03/06	75,500	-	$46.14		01/02/16	-		-
	12/06/05	61,000	-	$44.64		12/05/15	-		-
		424,275	71,825	$51.35	(D)		676,218		$47,970,892

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(A)

Stock options become exercisable as to one-quarter of the shares originally subject to the option grant on each of the first four anniversaries of the grant date, with immediate exercisability upon a change in control of the company or various events specified in the executive’s severance pay agreement. They remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment. If an executive’s employment is terminated after the executive has attained age 55 and completed five years of continuous service, the executive’s stock options expire three years (five years if the executive has attained age 62) after the termination of employment. If an executive’s employment is terminated by death or disability prior to attaining age 55, the executive’s stock options expire twelve months after the termination of employment and are exercisable only as to the number of shares for which they were exercisable at the date of employment termination. If an executive’s employment is otherwise terminated, the executive’s stock options expire 90 days after the termination of employment and are exercisable only as to the number of shares for which they were exercisable at the date of employment termination.

(B)

Performance-based restricted stock units will vest or will be forfeited in whole or in part at the end of a four-year performance period based upon our total return to shareholders compared to market and peer group indexes and subject to earlier vesting upon a change in control of the company or various events specified in the award agreement or the executive’s severance pay agreement. If an executive’s employment is terminated after the executive has attained age 55 and completed five years of service, and the termination occurs after one year of the applicable performance period has been completed, the executive’s award is not forfeited as a result of the termination of employment but continues to be subject to forfeiture based upon the extent to which the related performance goals have been satisfied at the end of the applicable four-year performance period. If an executive’s employment is otherwise terminated before the end of the applicable performance period, the executive’s award is forfeited.

We have reported the number and market value of shares subject to the awards (together with reinvested dividends and dividend equivalents) that would have vested at December 31, 2012 had the applicable performance period ended at that date. The number of shares that ultimately vest will depend upon the extent to which the performance measures have been satisfied at the actual end of the applicable performance period, and may be fewer or greater than the number reported in the table.

(C)

Includes shares purchased and deemed purchased with reinvested dividends and dividend equivalents that become subject to the same forfeiture conditions as the shares to which the dividends relate.

(D)

Weighted average exercise price of all exercisable and unexercisable option shares. The weighted average exercise prices of exercisable option shares and unexercisable option shares are, respectively, $49.46 and $50.73 for Ms. Reed; $53.37 and $51.07 for Mr. Snell; $54.39 and $51.07 for Mr. Householder; $58.45 and $51.07 for Mr. Chaudhri; $52.34 and $51.09 for Ms. Rowland and $51.40 and $51.07 for Mr. Felsinger.

(E)

These units vested on January 2, 2013. The value realized upon the January 2, 2013 vesting of these shares, which is calculated using the closing price of Sempra Energy common stock on the vesting date, is set forth in Note C to “Option Exercises and Stock Vested.”

Option Exercises and Stock Vested

We summarize below the stock options that were exercised and restricted stock that vested during 2012 for our executive officers named in the Summary Compensation Table.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise (A)	Number of Shares Acquired on Vesting	Value Realized on Vesting (B)(C)
Debra L. Reed	30,000	$1,026,000	17,668	$968,738
Mark A. Snell	86,500	$1,772,045	32,926	$1,828,955
Joseph A. Householder	16,200	$469,362	17,284	$971,283
Javade Chaudhri	39,225	$684,337	18,456	$1,011,930
G. Joyce Rowland	32,100	$1,001,130	9,453	$518,306
Donald E. Felsinger	257,300	$9,829,264	88,228	$4,837,520

(A)

Difference between the market value of option shares on the exercise date and the option exercise price.

(B)

Market value of vesting stock (including reinvested dividends) at the vesting date.

(C)

The amounts shown in the table above relate to the 2008-2011 restricted stock unit award, which vested at 100 percent on January 3, 2012, and, for Messrs. Snell and Householder, the March 15, 2012 vesting installment of 5,467 shares each from the February 19, 2009 restricted stock award. The 2009-2012 restricted stock unit award vested on January 2, 2013 and is not reflected in the table above. The number of units vested and their market value at the vesting date, respectively, were 40,598 units and $2,930,389 for Ms. Reed; 63,021 units and $4,548,846 for Mr. Snell; 27,009 units and $1,949,506 for Mr. Householder; 42,127 units and $3,040,738 for Mr. Chaudhri; 21,573 units and $1,557,152 for Ms. Rowland; and 201,463 units and $14,541,595 for Mr. Felsinger.

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Pension Benefits

Our executive officers participate, along with most other employees, in our Cash Balance Plan, a broad-based tax-qualified retirement plan. Under the plan, we annually credit to a notional account for each participant an amount equal to 7.5 percent of the participant’s salary and bonus. Account balances earn interest and are fully vested after three years of service.

In addition to the Cash Balance Plan, our executive officers participate in a Supplemental Executive Retirement Plan. Under the plan, benefits are calculated using a defined benefit formula based on final average earnings (average base salary for the 24 consecutive months of highest base salary prior to retirement plus the average of the three highest annual bonuses during the ten years prior to retirement), years of service and age at retirement of the executive officer and the officer’s spouse.

Benefits under the defined benefit formula begin to vest after five years of service and attainment of age 55, with full vesting when age plus years of service total 70 or the executive attains age 60. Upon normal retirement at age 62, the annual benefit (as a percentage of final average earnings) in the form of a 50 percent joint and survivor annuity is 20 percent after five years of service, 40 percent after ten years of service, 50 percent after 15 years of service, 60 percent after 20 years of service, 62.5 percent after 30 years of service, and 65 percent after 40 years of service. Reduced benefits based on age and years of service are provided for retirement as early as age 55 and the completion of five years of service.

Supplemental Executive Retirement Plan participants with at least three years of service who do not meet the minimum vesting criteria under the defined benefit formula (five years of service and attainment of age 55) are entitled to a benefit equal to the benefit that would have been received under the tax-qualified Cash Balance Plan but for Internal Revenue Code limitations on pay and benefits under tax-qualified plans.

Benefits payable under the Supplemental Executive Retirement Plan are reduced by benefits payable under the Cash Balance Plan.

Retiring employees may elect to receive the retirement date present value of their vested accumulated retirement benefits in a single lump sum payment. Alternatively, they may elect an annuity that provides the actuarial equivalent of the lump sum benefit.

We summarize below the present value of accumulated benefits under our various retirement plans at December 31, 2012 for our executive officers named in the Summary Compensation Table.

PENSION BENEFITS AT YEAR-END

	Plan	Years of Credited Service	Present Value of Accumulated Benefit (A)(B)
Debra L. Reed	Cash Balance Plan	35	$1,251,400
	Supplemental Executive Retirement Plan	35	12,893,983
	Total		$14,145,383
Mark A. Snell	Cash Balance Plan	12	$217,132
	Supplemental Executive Retirement Plan	12	8,258,810
	Total		$8,475,942
Joseph A. Householder	Cash Balance Plan	11	$239,135
	Supplemental Executive Retirement Plan	11	5,481,672
	Total		$5,720,807
Javade Chaudhri	Cash Balance Plan	9	$196,093
	Supplemental Executive Retirement Plan	9	6,495,103
	Total		$6,691,196
G. Joyce Rowland	Cash Balance Plan	32	$1,239,600
	Supplemental Executive Retirement Plan	32	4,783,548
	Total		$6,023,148
Donald E. Felsinger	Cash Balance Plan	41	$1,642,965
	Supplemental Executive Retirement Plan	41	39,075,348
	Total		$40,718,313

(A)

Based upon the assumptions used for financial reporting purposes set forth in Note 8 of the Notes to Consolidated Financial Statements contained in our Annual Report to Shareholders, except retirement age has been assumed to be the earliest time at which the executive could retire under each of the plans without any benefit reduction due to age.

Amounts shown for the Cash Balance Plan are based on the greater of the amounts payable under the plan or the sum of the present value of the accumulated benefit payable under a frozen predecessor plan plus future cash balance accruals. The amount shown for the Supplemental Executive Retirement Plan is the present value of the incremental benefit over that provided by the Cash Balance Plan.

(B)

All of the named executive officers are eligible for early retirement benefits. At year-end, Ms. Reed and Mr. Snell were age 56, Mr. Householder was age 57, Ms. Rowland was age 58, and Mr. Chaudhri was age 60. Had they retired at December 31, 2012 and received their benefits under the plans as a lump sum, their early retirement benefits would have been $17,068,907 for Ms. Reed; $8,356,386 for Mr. Snell; $5,858,521 for Mr. Householder; $7,074,479 for Mr. Chaudhri; and $7,120,905 for Ms. Rowland. Mr. Felsinger retired at age 65 on November 30, 2012.

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Nonqualified Deferred Compensation

Our nonqualified Employee and Director Savings Plan permits executives to elect on a year-by-year basis to defer the receipt of all or a portion of their annual salary and bonus for payment in installments or in a lump sum at a future date selected by the executive at the time of the deferral election. Deferred amounts are fully vested and earn interest at a rate reset annually to the higher of 110 percent of the Moody’s Corporate Bond Yield Average Rate or the Moody’s Rate plus 1 percent (6.26 percent for 2012) or, at the election of the executive, are deemed invested in investment accounts that mirror the investment accounts available under our tax-qualified 401(k) Savings Plans in which all employees may participate.

We summarize below information regarding the participation in our nonqualified deferred compensation plans by our executive officers named in the Summary Compensation Table. None of our named executive officers received any payments of nonqualified deferred compensation during the year ended December 31, 2012.

	Executive Contributions in 2012 (A)	Company Contributions in 2012 (B)	Aggregate Earnings in 2012 (C)	Aggregate Balance at 12/31/12 (D)
Debra L. Reed	$61,765	$72,361	$743,175	$5,363,516
Mark A. Snell	$134,658	$49,346	$172,144	$1,309,575
Joseph A. Householder	$33,941	$29,972	$122,916	$1,026,666
Javade Chaudhri	$226,030	$32,061	$124,760	$1,157,682
G. Joyce Rowland	$22,759	$16,028	$171,573	$1,570,946
Donald E. Felsinger	$39,953,755	$127,950	$3,402,777	$64,917,776

(A)

Executive contributions consist of deferrals of salary and bonus that also are reported as compensation in the Summary Compensation Table. For Mr. Felsinger, executive contributions also include the deferral of his benefit under the Supplemental Executive Retirement Plan in the amount of $38,978,583. Timing differences between reporting bonus compensation in the Summary Compensation Table (which reports bonus amounts in the year for which they were earned) and related deferral dates (the date on which the bonuses would have been paid to the executive) may in any year result in lesser or greater amounts reported as executive contributions in the accompanying table than the amounts that have been included in compensation reported in the Summary Compensation Table. Executive contributions in 2012 that are also included as 2012 salary and bonus compensation reported in the Summary Compensation Table total $61,765 for Ms. Reed; $134,658 for Mr. Snell; $33,941 for Mr. Householder; $226,030 for Mr. Chaudhri; $22,759 for Ms. Rowland; and $975,172 for Mr. Felsinger.

(B)

Company contributions are identical to the amounts that the executive would have received under our tax-qualified 401(k) Savings Plan but for maximum dollar limitations on amounts that may be deferred under tax-qualified plans. These contributions are also reported as compensation in the Summary Compensation Table.

(C)

Earnings are measured as the difference in deferred account balances between the beginning and the end of the year minus executive and company contributions during the year. Earnings consisting of above-market interest are reported in the Summary Compensation Table. Excluding above-market interest, earnings for 2012 were $698,497 for Ms. Reed; $162,597 for Mr. Snell; $113,581 for Mr. Householder; $113,539 for Mr. Chaudhri; $156,600 for Ms. Rowland; and $3,168,791 for Mr. Felsinger. These earnings are not reported in the Summary Compensation Table.

(D)

Year-end balances consist of executive and company contributions and earnings on contributed amounts. All contributions and all earnings that consist of above-market interest have been included in the Summary Compensation Table for 2012 or prior years or would have been so included had the current reporting requirements been applicable to the executive. Such aggregate amounts reported in the Summary Compensation Table for fiscal years 2010, 2011 and 2012 are $1,049,068 for Ms. Reed; $437,043 for Mr. Snell; $129,415 for Mr. Householder; $416,125 for Mr. Chaudhri; $119,454 for Ms. Rowland; and $2,262,372 for Mr. Felsinger.

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Severance and Change in Control Benefits

We have a severance pay agreement with each of our executive officers named in the Summary Compensation Table. Each agreement is for a term of two years and is automatically extended for an additional year upon each anniversary of the agreement unless we or the executive elect not to extend the term.

The severance pay agreements provide executives with severance benefits in the event that we were to terminate the executive’s employment during the term of the agreement for reasons other than cause, death or disability, or the executive were to do so for “good reason” as defined in the agreement. The nature and amount of the severance benefits vary somewhat with the executive’s position, and increased benefits are provided if the executive enters into an agreement with the company to provide consulting services for two years and abide by certain covenants regarding non-solicitation of employees and information confidentiality. Additional benefits are also provided if the termination of employment were to occur within two years of a “change in control” of the company.

The definitions of “cause” and “good reason” vary somewhat based on whether the termination of employment occurs before or after a change in control of the company. However, cause is generally defined to include a willful and continued failure by the executive to perform his or her duties to the company, and good reason is generally defined to include adverse changes in the executive’s responsibilities, compensation and benefit opportunities, and certain changes in employment location. A “change in control” is defined in the agreements to include events resulting in a change in the effective control of the company or a change in the ownership of a substantial portion of the company’s assets.

Our outstanding stock option, restricted stock, and restricted stock unit agreements provide that all stock options would become immediately exercisable and all forfeiture and transfer conditions on restricted stock and restricted stock units would immediately terminate upon a change in control of the company, whether or not accompanied or followed by a termination of the executive’s employment. However, awards under the proposed 2013 Long-Term Incentive Plan will include a double trigger provision for vesting of equity in connection with a change in control.

We summarize below the benefits each of our executive officers named in the Summary Compensation Table would have been entitled to receive had we terminated his or her employment (other than for cause, death or disability) at December 31, 2012 or had the executive done so for good reason, and the benefits each executive would have been entitled to receive had the termination occurred within two years following a change in control of the company. These amounts assume the executive had entered into a two-year consulting, non-solicitation and confidentiality agreement providing for enhanced severance. We also show the benefits that each executive would have been entitled to receive (accelerated vesting and exercisability of stock options and vesting of restricted stock units) had a change in control of the company occurred on December 31, 2012 whether or not accompanied or followed by a termination of the executive’s employment. Because Mr. Felsinger retired before December 31, 2012, he is not included in the table.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

	Termination of Employment by the Company Without Cause or by the Executive Officer for Good Reason		Change in Control Only
	Unrelated to a Change in Control	Change in Control	(Without Termination of Employment)
Debra L. Reed
Lump Sum Cash Payment (A)	$4,345,193	$6,517,790	$-
Acceleration of Existing Equity Awards (B)	-	18,489,177	18,489,177
Enhanced Retirement Benefits (C)	-	-	-
Health & Welfare Benefits (D)	43,372	91,779	-
Financial Planning (E)	50,000	75,000	-
Outplacement	50,000	50,000	-
Total	$4,488,565	$25,223,746	$18,489,177
Mark A. Snell
Lump Sum Cash Payment (A)	$2,883,733	$4,325,600	$-
Acceleration of Existing Equity Awards (B)	-	15,453,036	15,453,036
Enhanced Retirement Benefits (C)	-	1,301,471	-
Health & Welfare Benefits (D)	54,078	107,839	-
Financial Planning (E)	50,000	75,000	-
Outplacement	50,000	50,000	-
Total	$3,037,811	$21,312,946	$15,453,036
Joseph A. Householder
Lump Sum Cash Payment (A)	$2,003,640	$3,005,460	$-
Acceleration of Existing Equity Awards (B)	-	7,885,630	7,885,630
Enhanced Retirement Benefits (C)	-	561,024	-
Health & Welfare Benefits (D)	54,078	108,429	-
Financial Planning (E)	50,000	75,000	-
Outplacement	50,000	50,000	-
Total	$2,157,718	$11,685,543	$7,885,630

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	Termination of Employment by the Company Without Cause or by the Executive Officer for Good Reason		Change in Control Only
	Unrelated to a Change in Control	Change in Control	(Without Termination of Employment)
Javade Chaudhri
Lump Sum Cash Payment (A)	$2,086,600	$3,168,900	-
Acceleration of Existing Equity Awards (B)	-	8,647,879	$8,647,879
Enhanced Retirement Benefits (C)	-	-	-
Health & Welfare Benefits (D)	54,078	110,206	-
Financial Planning (E)	50,000	75,000	-
Outplacement	50,000	50,000	-
Total	$2,240,678	$12,051,985	$8,647,879
G. Joyce Rowland
Lump Sum Cash Payment (A)	$992,650	$1,346,200	$-
Acceleration of Existing Equity Awards (B)	-	4,461,504	4,461,504
Enhanced Retirement Benefits (C)	-	-	-
Health & Welfare Benefits (D)	24,749	51,598	-
Financial Planning (E)	37,500	50,000	-
Outplacement	50,000	50,000	-
Total	$1,104,899	$5,959,302	$4,461,504

(A)

Severance payment ranging from one-half to one times (from one to two times following a change in control) the sum of annual base salary and the average of the last three incentive bonuses. An additional one times the sum of annual base salary and the average of the last three incentive bonuses is conditioned upon the executve’s agreement to provide post-termination consulting services and abide by restrictive covenants related to non-solicitation and confidentiality. Excludes payment of bonus earned in the year of termination.

(B)

Fair market value at December 31, 2012 of shares subject to performance-based restricted stock units for which forfeiture restrictions would terminate, and the difference between the fair market value at that date and the exercise price of stock options that would become exercisable.

Stock option amounts include those attributable to fully vested but otherwise not yet exercisable options held by retirement-eligible executives. Such amounts are $391,982 for Ms. Reed; $447,143 for Mr. Snell; $191,234 for Mr. Householder; $298,572 for Mr. Chaudhri; and $152,866 for Ms. Rowland. For additional information regarding options held by retirement eligible executives, please see Note A to “Outstanding Equity Awards at Year-End.”

Includes the full value of the 2009 restricted stock unit award that vested on January 2, 2013. The value realized upon the vesting of this award is discussed under Executive Compensation - Option Exercises and Stock Vested - Footnote C.

(C)

For Messrs. Snell and Householder, the amount shown for termination accompanied by a change in control is the incremental actuarial value assuming that they had attained age 62, but reduced for applicable early retirement factors.

(D)

Estimated value associated with continuation of health benefits for two years (18 months for Ms. Rowland) for termination unrelated to a change in control and continuation of health, life, disability and accident benefits for three years (two years for Ms. Rowland) for termination accompanied by a change in control.

(E)

Estimated value associated with continuation of financial planning services for two years (18 months for Ms. Rowland) for termination unrelated to a change in control, and three years (two years for Ms. Rowland) for termination accompanied by a change in control.

Executive officers who voluntarily terminate their employment (other than for good reason) or whose employment is terminated by death or by the company for cause are not entitled to enhanced benefits.

This Notice of Annual Meeting and Proxy Statement are sent by order of the Sempra Energy Board of Directors.

Randall L. Clark
Corporate Secretary
Dated: March 21, 2013

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Appendix A

Reconciliation of Sempra Energy Earnings to Sempra Energy Adjusted Earnings Excluding Net Impairment Charge (Unaudited)

Sempra Energy Adjusted Earnings and Adjusted Earnings Per Share in 2012 excluding a $214 million impairment charge on our investment in Rockies Express Pipeline LLC (”Rockies Express”), net of a $25 million Kinder Morgan receipt, are non-GAAP financial measures (GAAP represents accounting principles generally accepted in the United States). Because of the significance and nature of this item, management believes that these non-GAAP financial measures provide a more meaningful comparison of the performance of Sempra Energy’s business operations from 2012 to future and prior periods. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. The table below reconciles for the 2012 historical period these non-GAAP financial measures to Sempra Energy Earnings and Diluted Earnings Per Common Share, which we consider to be the most directly comparable financial measures calculated in accordance with GAAP.

(Dollars in millions, except per share amounts)	Year ended December 31, 2012
Sempra Energy Earnings (GAAP)	$859
Add: Rockies Express Impairment Charge, Net of Kinder Morgan Receipt	214
Sempra Energy Adjusted Earnings	$1,073
Diluted earnings per common share:
Sempra Energy Earnings (GAAP)	$3.48
Sempra Energy Adjusted Earnings	$4.35
Weighted-average number of shares outstanding, diluted (thousands)	246,693

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Appendix B

COMPANIES INCLUDED IN 2012 REVIEW (FORTUNE 500 COMPANIES IN HEWITT’S TCM DATABASE WITH REVENUES OF $5B - $15B)

Company	Company	Company
AECOM Technology Corporation	Ecolab Inc.	Owens Corning
Air Products and Chemicals, Inc.	Entergy Corporation	Owens-Illinois, Inc.
Allergan, Inc.	The Estee Lauder Companies Inc.	Parker-Hannifin Corporation
Ameren Corporation	Genuine Parts Company	PetSmart, Inc.
Automatic Data Processing, Inc.	Goodrich Corporation	Pitney Bowes, Inc.
AutoNation, Inc.	H. J. Heinz Company	PPL Corporation
Avon Products, Inc.	Harley-Davidson Motor Company, Inc.	Precision Castparts Corp.
Ball Corporation	The Hershey Company	PVH Corp.
Baxter International Inc.	Hillshire Brands Company (formerly known as Sara Lee Corporation)	Reynolds American Inc.
Booz Allen Hamilton	Hormel Foods Corporation	Rockwell Automation, Inc.
BorgWarner Inc.	Ingredion	Ross Stores, Inc.
Calpine Corporation	The J. M. Smucker Company	Ryder System, Inc.
Cameron International Corporation	Kellogg Company	The Sherwin-Williams Company
Campbell Soup Company	Kelly Services, Inc.	Starbucks Corporation
Celanese Corporation	Kinder Morgan, Inc.	Starwood Hotels & Resorts Worldwide, Inc.
CenterPoint Energy, Inc.	Limited Brands, Inc.	Stryker Corporation
Cliffs Natural Resources Inc.	Marriott International, Inc.	Tenet Healthcare Corporation
The Clorox Company	Masco Corporation	Tenneco Inc.
CMS Energy Corporation	Mattel, Inc.	Terex Corporation
ConAgra Foods, Inc.	MeadWestvaco Corporation	Textron Inc.
Dana Holding Corporation	Mohawk Industries, Inc.	United Stationers Inc.
Darden Restaurants, Inc.	The Mosaic Company	VF Corporation
Dole Food Company, Inc.	Navistar International	Visteon Corporation
Dollar General Corporation	Newell Rubbermaid Inc.	W.W. Grainger, Inc.
Dominion Resources, Inc.	NiSource Inc.	Waste Management, Inc.
Dover Corporation	Nordstrom, Inc.	Wesco International, Inc.
Dr Pepper Snapple Group, Inc.	Norfolk Southern Corporation	Weyerhaeuser Company
DTE Energy Company	NRG Energy, Inc.	The Williams Companies, Inc.
Duke Energy Corporation	Office Depot, Inc.	YUM Brands, Inc.
Eastman Chemical Company	ONEOK, Inc.

Appendix C

COMPANIES INCLUDED IN 2012 REVIEW (S&P 500 UTILITIES INDEX COMPANIES)

Company	Company	Company
AES Corporation	Edison International	Pepco Holdings Inc.
AGL Resources	Entergy Corp.	PG&E Corporation
Ameren Corp.	Exelon	Pinnacle West Capital Corp.
American Electric Power Co.	FirstEnergy Corp.	PPL Corporation
Centerpoint Energy	Integrys Energy Group	Public Service Enterprises Group, Incorporated
CMS Energy Corporation	NextEra Energy Inc.	SCANA Corp.
Consolidated Edison	NiSource Inc.	Southern Company
Dominion Resources	Northeast Utilities	TECO Energy
DTE Energy	NRG Energy, Inc.	Wisconsin Energy Corp.
Duke Energy	ONEOK Inc.	XCEL Energy Inc.

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Appendix D

Sempra Energy 2013 Long-Term Incentive Plan

Article 1.    Establishment, Purpose, and Duration

1.1 Establishment. Sempra Energy, a California corporation, establishes an incentive compensation plan to be known as the Sempra Energy 2013 Long-Term Incentive Plan (the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Payment Awards, Dividend Equivalent Awards and Cash-Based Awards.

This Plan was approved by the Board of Directors of Sempra Energy, subject to approval by the shareholders of the Company. This Plan shall be adopted upon shareholder approval. This Plan shall become effective as of the first day following shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of This Plan. The purpose of this Plan is to provide compensation awards to Employees and Directors of the Company and its Subsidiaries that align the interests of such Employees and Directors with the interests of the Company and its shareholders. A further purpose of this Plan is to permit the Company and its Subsidiaries to attract and retain Employees or Directors and to provide Employees and Directors with an opportunity to acquire an equity interest in the Company.

1.3 Duration of This Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the date of shareholder approval of this Plan. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

1.4 Prior Plans. No further grants shall be made under the Prior Plans, as defined in Article 2, from and after the Effective Date of this Plan.

Article 2.    Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Payment Awards, Dividend Equivalent Awards or Cash-Based Awards, in each case subject to the terms of this Plan.

2.4 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Participant setting forth the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cash-Based Award” means an Award, settled in cash, granted under Article 11.

2.8 “Cause” shall mean, unless otherwise specified in an applicable employment or severance agreement, change in control severance agreement, change in control severance plan or Award Agreement, (i) the willful and continued failure by a Participant to substantially perform the Participant’s duties with the Company (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a notice of termination for Good Reason by the Participant and/or (ii) the Participant’s commission of one or more acts of moral turpitude that constitute a violation of applicable law (including but not limited to a felony) which have or result in an adverse effect on the Company, monetarily or otherwise, or one or more significant acts of dishonesty. For purposes of clause (i) of this Section 2.8, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interests of the Company. Notwithstanding the foregoing, the Participant shall not be deemed terminated for Cause pursuant to clause (i) of this Section 2.8 unless and until the Participant shall have been provided with reasonable notice of and, if possible, a reasonable opportunity to cure the facts and circumstances claimed to provide a basis for termination of the Participant’s employment for Cause.

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2.9 “Change in Control” shall mean a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of assets of the Company (each, as defined in subsection (a) below), except as otherwise provided in subsections (b), (c) and (d) below:

(a)

(i) a “change in the ownership of the Company” occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total Fair Market Value or total voting power of the stock of the Company,

(ii) a “change in the effective control of the Company” occurs only on either of the following dates:

(A)

the date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company, or

(B)

the date a majority of the members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of appointment or election, and

(iii) a “change in the ownership of a substantial portion of assets of the Company” occurs on the date any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than eighty-five percent (85%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

(b)

A “change in the ownership of the Company” or “a change in the effective control of the Company” shall not occur under clause (a)(i) or (a)(ii) by reason of any of the following:

(i) an acquisition of ownership of stock of the Company directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business,

(ii) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or

(iii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding securities.

(c)

A “change in the ownership of a substantial portion of assets of the Company” shall not occur under clause (a)(iii) by reason of a sale or disposition by the Company of the assets of the Company to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(d)

This definition of “Change in Control” shall be limited to the definition of a “change in control event” relating to the Company under Treasury Regulation Section 1.409A-3(i)(5). A “Change in Control” shall only occur if there is a “change in control event” relating to the Company under Treasury Regulation Section 1.409A-3(i)(5) with respect to the applicable Participant.

2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.11 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist solely of two or more Directors, each of whom shall qualify as both an “outside director” for purposes of Code Section 162(m) and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

2.12 “Company” means Sempra Energy, a California corporation, and any successor thereto as provided in Article 19 herein.

2.13 “Covered Employee” means any Employee who is or may become a “covered employee,” as defined in the regulations promulgated under Code Section 162(m).

2.14 “Director” means any individual who is a member of the Board of Directors of the Company.

2.15 “Disability” has the meaning set forth in the long-term disability plan maintained by the employer of the applicable Participant or a successor entity to such employer.

2.16 “Dividend Equivalent” means a right to receive Shares, or cash, granted to a Participant pursuant to Article 10.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18  “Eligible Individual” means any individual eligible to participate in this Plan, as set forth in Article 5.

2.19 “Employee” means any officer or other employee (as defined in accordance with Code Section 3401(c)) of the Company or any Subsidiary.

2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. For purposes of this Plan, references to sections of the Exchange Act shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.21 “Fair Market Value” or “FMV” means, as of any date, the value of a Share determined as follows:

(a)

if Shares are listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market) or any national market system, including without limitation any market system of The NASDAQ Stock Market, LLC, the value of a Share shall be the closing sales price for a Share as quoted on the principal exchange or system on which Shares are listed for such date (or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the next preceding trading day for which such information exists), as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

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(b)

if Shares are regularly quoted by a recognized securities dealer but closing sales prices are not reported, the value of a Share shall be the mean of the high bid and low asked prices for such date (or, if there are no high bid and low asked prices for a Share on the date in question, the high bid and low asked prices for a Share on the next preceding trading day for which such information exists), as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(c)

if Shares are neither listed on an established stock exchange or a national market system nor regularly quoted by a recognized securities dealer, the value of a Share for such date, as established by the Board or the Committee in good faith.

(d)

For purposes of any Nonqualified Stock Option or SAR that is intended to be exempt from Code Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(5), FMV shall be not less than the fair market value of a Share determined in accordance with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iv).

2.22 “Good Reason” shall mean, unless otherwise specified in an applicable employment or severance agreement, change in control severance agreement, change in control severance plan or Award Agreement, the occurrence of any of the following without the prior written consent of the Participant, unless such act or failure to act is corrected by the Company prior to the date of termination specified in a Participant’s notice of termination (which notice of termination must be provided to the Company within one hundred eighty (180) days of the act or failure to act that the Participant alleges to constitute Good Reason and shall identify a date of termination that in no event shall be less than fifteen (15) days nor more than sixty (60) days after the date such notice of termination is given):

(a)

an adverse change in the Participant’s title, authority, duties, responsibilities or reporting lines as in effect immediately prior to the Change in Control;

(b)

a reduction by the Company in the Participant’s aggregate annualized compensation opportunities, except for across-the-board reductions in base salaries, annual bonus opportunities or long-term incentive compensation opportunities of less than ten percent (10%) similarly affecting all similarly situated employees (both of the Company and of any Person then in control of the Company) of comparable rank with the Participant; or the failure by the Company to continue in effect any material benefit plan in which the Participant participates immediately prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Participant’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Participant’s participation relative to other participants, as existed at the time of the Change in Control;

(c)

the relocation of the Participant’s principal place of employment immediately prior to the consummation of the Change in Control (the “Principal Location”) to a location which is both further away from the Participant’s residence and more than thirty (30) miles from such Principal Location, or the Company’s requiring the Participant to be based anywhere other than such Principal Location (or permitted relocation thereof), or a substantial increase in the Participant’s business travel obligations outside of the general area of the Principal Location as of the date of consummation of a Change in Control, other than any such increase that (A) arises in connection with extraordinary business activities of the Company of limited duration and (B) is understood not to be part of the Participant’s regular duties with the Company;

(d)

the failure by the Company to pay to the Participant any portion of the Participant’s current compensation and benefits or any portion of an installment of deferred compensation under any deferred compensation program of the Company within thirty (30) days of the date such compensation is due, accounting for any six-month delay in payment as required to comply with Section 409A of the Code;

(e)

any purported termination of the Participant’s employment that is not effected pursuant to a notice of termination that sets forth in reasonable detail the facts and circumstances for such termination;

(f)

the failure by the Company to provide any indemnification and/or D&O insurance protection that it is required to be provided to the Participant under any agreement between the Company and the Participant; or

(g)

the failure by the Company to comply with any material provision of any material agreement between the Company and the Participant.

For purposes of this Section 2.22, a Participant’s determination that an act or failure to act constitutes Good Reason shall be presumed to be valid unless such determination is deemed to be unreasonable by the finder of fact pursuant to the dispute resolution procedure described in Section 16.4 hereof. The Participant’s right to terminate the Participant’s employment for Good Reason shall not be affected by the Participant’s incapacity due to physical or mental illness. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

2.23 “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.24 “Incentive Stock Option” or “ISO” means a stock option granted under Article 6 to an Employee that satisfies the requirements of Code Section 422, or any successor provision, and that is designated as an “Incentive Stock Option.”

2.25 “Nonemployee Director” means a Director who is not an Employee.

2.26 Nonemployee Director Award” means any NQSO, SAR, or other Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board may establish in accordance with this Plan.

2.27 “Nonqualified Stock Option” or “NQSO” means a stock option that does not meet the requirements of Code Section 422, or that is designated as a “Nonqualified Stock Option.” A stock option that is designated as a “Nonqualified Stock Option” shall not be treated as an incentive stock option under Code Section 422.

2.28 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.29  “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.30 “Participant” means any Eligible Individual to whom an Award is granted.

2.31 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements for qualified performance-based compensation under Code Section 162(m) paid to Covered Employees.

2.32 “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.33 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of exercisability, vesting, distribution or payment with respect to an Award.

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2.34 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the performance of services, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its sole discretion), as provided in Article 8.

2.35 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36 “Plan” means the Sempra Energy 2013 Long-Term Incentive Plan, as amended from time to time.

2.37 “Plan Year” means the calendar year.

2.38 “Prior Plans” means, collectively, the Sempra Energy 2008 Long-Term Incentive Plan, the 2008 Long-Term Incentive Plan for EnergySouth, Inc. Employees and Other Eligible Individuals, the Sempra Energy 1998 Long Term Incentive Plan, the Sempra Energy 1998 Non-Employee Directors’ Stock Plan, and the Sempra Energy Employee Stock Incentive Plan, in each case, as amended from time to time.

2.39 “Restricted Stock” means Shares awarded to a Participant pursuant to Article 8 that are subject to restrictions and may be subject to forfeiture or repurchase.

2.40 “Restricted Stock Unit” means a right to receive Shares, or cash, granted to a Participant pursuant to Article 8.

2.41 “Retirement” means a Participant’s termination of employment at age 55 or older with five (5) years or more years of continuous service with the Company and its Subsidiaries.

2.42 “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as such Rule may be amended from time to time.

2.43 “SAR Grant Price” means the per Share price established for a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.44 “Share” means a share of common stock of the Company, no par value per share.

2.45 “Stock Appreciation Right” or “SAR” means a stock appreciation right granted to a Participant pursuant to Article 7.

2.46 “Stock Payment Award” means a grant of Shares, or a right to receive Shares, granted to a Participant pursuant to Article 9.

2.47 “Subsidiary” means: (a) any corporation or other entity (other than the Company), whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise, or (b) any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as a Subsidiary for purposes of this Plan by the Committee.

2.48 “Subsidiary Corporation” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.49 “Ten Percent Shareholder” or “10% Shareholder” means the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent corporation (as defined in Code Section 424(e)) of the Company or any Subsidiary Corporation.

Article 3.    Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant made hereunder. Determinations by the Committee under this Plan need not be uniform and may be made selectively among Participants. All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties. For the avoidance of doubt, a Participant’s determination that an act or failure to act constitutes Good Reason shall be presumed to be valid unless such determination is deemed to be unreasonable by the finder of fact pursuant to the dispute resolution procedure described in Section 16.4 hereof.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards, and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards in lieu of, or in satisfaction of, compensation earned or to be paid under other compensation plans or agreements of the Company or any Subsidiary, construing any provision of the Plan or any Award Agreement, and, subject to Article 16, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Subsidiaries operate.

3.3 Delegation. This Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Subsidiaries, or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee, to the extent permitted by applicable law: (a) designate Employees to be recipients of Awards, and (b) determine the size of any such Awards; provided, however, that: (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is subject to the reporting rules as promulgated in accordance with Section 16 of the Exchange Act; and (ii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4 Nonemployee Director Awards. The Board shall be responsible for administering this Plan with respect to Awards to Nonemployee Directors, subject to the provisions of this Plan. With respect to the administration of the Plan as it relates to Awards granted to Nonemployee Directors, references in this Plan to the “Committee” shall refer to the Board.

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Article 4.    Shares Subject to This Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein:

(a)

The maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be the sum of:

(i)

Five Million Nine Hundred Thousand (5,900,000) Shares (the “Initial Authorized Shares”), plus

(ii)

the number of Shares not issued or subject to outstanding awards under (a) the Sempra Energy 2008 Long-Term Incentive Plan and (b) the 2008 Long-Term Incentive Plan for EnergySouth, Inc. Employees and Other Eligible Individuals, in each case as of the Effective date, plus

(iii)

the number of Shares subject to outstanding awards as of the Effective Date under the Prior Plans that on or after the Effective Date cease for any reason to be subject to such awards (other than the vested and nonforfeitable Shares that are issued pursuant to such awards and are not withheld or surrendered in satisfaction of the exercise price or taxes relating to such awards) (the “Cancelled Prior Award Shares”).

(b)

The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be Five Million Nine Hundred Thousand (5,900,000) Shares.

4.2 Share Usage. Any Shares related to Awards under this Plan which terminate by expiration, forfeiture, cancellation, or otherwise, without the issuance of such Shares, shall be available again for grant under this Plan. Shares withheld or surrendered in satisfaction of the exercise price or taxes relating to any Award under this Plan, shall not constitute Shares issued to the Participant and shall be available again for grant under this Plan. Furthermore, if a SAR is exercised and settled in Shares under this Plan, the difference between the total Shares exercised and the net Shares delivered shall be available again for grant under this Plan, with the result being that only the number of Shares issued upon exercise of a SAR will be counted against the Shares available. Notwithstanding anything to the contrary in this Section 4.2, the full number of Shares subject to an Option, SAR or other Award shall be counted for purposes of determining compliance with the Annual Award Limits set forth in Section 4.3. The payment of dividend equivalents in cash in conjunction with any outstanding Award shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 4.2, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Code Section 422.

4.3 Annual Award Limits. The following limits (each an “Annual Award Limit,” and collectively, “Annual Award Limits”), as adjusted pursuant to Section 4.4, shall apply to grants of Awards under this Plan:

(a)

Awards (other than Option, SAR and Cash-Based Awards). The maximum aggregate number of Shares subject to Restricted Stock, Restricted Stock Units, Stock Payment Awards and Dividend Equivalent Awards granted in any Plan Year to any Participant other than a Nonemployee Director shall be Five Hundred Thousand (500,000).

(b)

Option and SAR Awards. The maximum aggregate number of Shares subject to Option and SAR Awards granted in any Plan Year to any Participant other than a Nonemployee Director shall be Five Hundred Thousand (500,000).

(c)

Cash-Based Awards. The maximum aggregate amount awarded with respect to Cash-Based Awards to any Participant other than a Nonemployee Director in any Plan Year shall be Ten Million dollars ($10,000,000).

(d)

Nonemployee Director Awards. The maximum number of Shares subject to Options, SAR Awards, Restricted Stock, Restricted Stock Units, Stock Payment Awards and Dividend Equivalent Awards granted in any Plan Year to any Participant who is a Nonemployee Director shall be Fifteen Thousand (15,000). The maximum aggregate amount awarded with respect to Cash-Based Awards to any Participant who is a Nonemployee Director in any Plan Year shall be Five Hundred Thousand dollars ($500,000).

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee shall, in order to prevent dilution or enlargement of Participants’ rights under this Plan and outstanding awards, substitute or adjust, as applicable, the number and kind of Shares (or other securities) that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares (or other securities) subject to outstanding Awards, the Option Price or SAR Grant Price applicable to outstanding Awards, the Annual Award Limits and the terms and conditions of outstanding Awards. Notwithstanding anything herein to the contrary, the Committee may not take any such action as described in this Section 4.4 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or cause an Award that is subject to the requirements of Code Section 409A to fail to comply with such requirements, or cause an Award that is Performance-Based Compensation to fail to satisfy the requirements for qualified performance-based compensation under Code Section 162(m). The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on the Company and all Participants and other parties having any interest in an Award under this Plan.

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the grant of substitute Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 162(m), 409A, 422, and 424, as and where applicable.

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Article 5.    Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all Eligible Individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6.    Stock Options

6.1 Grant of Options. Subject to the terms and conditions of this Plan, Options may be granted to any Eligible Individual in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Employees of the Company or any Subsidiary Corporation.

6.2 Stock Option Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable on or after the tenth (10th) anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant. On the expiration date of any outstanding, vested Option, if the aggregate Fair Market Value of the Shares subject to the unexercised Option exceeds the aggregate exercise price of the unexercised Option by at least $50.00, such Option shall automatically be exercised at the Fair Market Value of a Share on such day, with the number of Shares, less the number of Shares withheld to pay the exercise price and taxes, delivered to the Participant, provided that such Option shall not be so exercised if the Option Price equals or exceeds the Fair Market Value of a Share on such day.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full, in cash or its equivalent or by a cashless (broker-assisted) exercise (with such cashless exercise to be subject to any terms and conditions as the Committee may impose, in its sole direction), or under such other methods as are authorized by the Committee, in its sole discretion, including, without limitation: (a) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (b) by surrendering Shares then issuable upon exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the Option Price; or (c) by a combination of the foregoing, subject to such terms and conditions as the Committee, in its sole discretion, may impose; provided, however, that in the case of an ISO, the payment methods shall be set forth in the Award Agreement.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under the policies of the Company or any Subsidiary, restrictions under applicable federal, state and foreign laws or under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.10 10% Shareholder. If any Employee to whom an Incentive Stock Option is granted is a 10% Shareholder, then the Option Price shall be at least equal to one hundred ten percent (110%) of the FMV of the Shares as determined on the Grant Date and the term of the Option shall not exceed five (5) years measured from the Grant Date.

6.11 $100,000 Limitation. To the extent that the aggregate fair market value of Shares and other stock with respect to which Incentive Stock Options or other “incentive stock options” (within the meaning of Code Section 422, but without regard to Code Section 422(d)) granted under the Plan and all other plans of the Company and any Subsidiary Corporation or any parent

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corporation thereof (as defined in code Section 424(e)) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Incentive Stock Options or other “incentive stock options” shall be treated as Nonqualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking Incentive Stock Options and other “incentive stock options” into account in the order in which they were granted. For purposes of this Section 6.11, the fair market value of shares or other stock shall be determined as of the time the Incentive Stock Option or other “incentive stock options” with respect to such shares or other stock is granted.

Article 7.    Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Individuals at any time and from time to time as shall be determined by the Committee.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and in determining the terms and conditions pertaining to such SARs which are not inconsistent with the terms of this Plan.

The SAR Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the SAR Grant Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the SAR Grant Price, the term of the SAR, the number of Shares to which the SAR pertains, the form of the SAR payout, the conditions upon which any SAR shall become vested and exercisable, the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

7.3 Term of SAR. Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no SAR shall be exercisable on or after the tenth (10th) anniversary date of its grant.

7.4 Exercise of SARs. SARs granted under this Article 7 shall be exercised at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

7.5 Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)

The excess of the Fair Market Value of a Share on the date of exercise over the SAR Grant Price; by

(b)

The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

7.7 Restrictions. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a SAR granted under this Article 7 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal, state and foreign securities laws or under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded.

Article 8.    Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such number of Shares as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are issued to the Participant on the Grant Date and any Shares that are to be issued shall be issued to the Participant after the Grant Date, subject to the terms and conditions of the Award.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3 Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, service-based restrictions on vesting following the attainment of the performance goals, service-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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Except as otherwise provided in this Article 8, Shares of Restricted Stock subject to each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND FORFEITURE OR REPURCHASE PROVISIONS SET FORTH IN THE SEMPRA ENERGY 2013 LONG-TERM INCENTIVE PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT BETWEEN THE HOLDER OF THE SHARES AND SEMPRA ENERGY, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF SEMPRA ENERGY.

8.5 Voting Rights. Unless otherwise determined by the Committee in its sole discretion, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Dividends and Other Distributions. Unless otherwise determined by the Committee in its sole discretion, during the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with dividends paid with respect to the underlying Shares while they are so held in a manner determined by the Committee, in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends, including cash, Shares, or Restricted Stock. Notwithstanding anything to the contrary in this Section 8.6, any dividends that become payable with respect to Shares of Restricted Stock that remain subject to performance vesting conditions shall be subject to the same performance vesting conditions as apply to the underlying Shares of Restricted Stock.

8.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.    Stock Payment Awards

9.1 Grant of Stock Payment Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Stock Payment Awards to Participants in such number of Shares as the Committee shall determine. A Stock Payment Award shall provide for: (a) the distribution of Shares to the Participant on the Grant Date; or (b) the distribution of Shares, or the payment of cash, after the Grant Date, in each case, subject to the terms and conditions of such Award. A Stock Payment Award that provides for a deferred distribution of Shares shall specify the dates or events upon which the Shares shall be distributed and such other terms and conditions as the Committee determines.

9.2 Stock Payment Award Agreement. Each Stock Payment Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the extent to which the Participant shall have the right to retain the Stock Payment Award evidenced thereby following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

9.3 Form and Timing of Distribution or Payment of Stock Payment Awards. Distribution of the Shares pursuant to Stock Payment Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, (a) a Stock Payment Award distributed on the Grant Date shall be distributed in the form of Shares, and (b) in the case of a Stock Payment Award that is distributed or paid after the Grant Date, the Committee, in its sole discretion, may distribute or pay such Stock Payment Award in the form of cash or in Shares (or in a combination thereof); provided that any cash paid in lieu of Shares in settlement of any such Stock Payment Award (or portion thereof) shall be equal to the Fair Market Value of such Shares, as determined as of the date of payment. Any Shares issued pursuant to Stock Payment Awards may be granted subject to any restrictions deemed appropriate by the Committee.

9.4 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain the Stock Payment Award evidenced thereby following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Stock Payment Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

9.5 Voting Rights. A Participant shall have no voting rights with respect to a Stock Payment Award granted hereunder until the Shares subject to the Award have been distributed to the Participant.

Article 10.    Dividend Equivalent Awards

10.1 Grant of Dividend Equivalent Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Dividend Equivalent Awards to Participants with respect to: (a) the Shares subject to another Award, or (b) such number of Shares as the Committee shall specify. A Dividend Equivalent Award shall represent the right to receive Shares, or cash, determined based on the dividends that a Participant would have received, had the Participant held the number of Shares subject to such other Award, or the number of Shares specified by the Committee, for all or any portion of the period from the Grant Date of the Dividend Equivalent Award to the date of the exercise, vesting,

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distribution or expiration of such other Award, as determined by the Committee, or the date specified under the Dividend Equivalent Award, and, to the extent such Divided Equivalents are not distributed or paid currently, assuming that the dividends were reinvested in Shares (and any dividends on such Shares were reinvested in Shares) during such period. The dividends shall be deemed reinvested in Shares in the manner specified under the terms of the Award.

10.2 Dividend Equivalent Award Agreement. Each Dividend Equivalent Award shall be evidenced by an Award Agreement that shall designate the other Award to which such Dividend Equivalent Award relates, or shall specify the number of Shares with respect to which dividends shall be determined, the form of payout with respect to the Dividend Equivalent Award, the extent to which the Participant shall have the right to retain the Dividend Equivalent Award evidenced thereby following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

10.3 Form and Timing of Distribution or Payment of Dividend Equivalent Awards. Distribution or payment of the Shares, or payment of the cash value of the Shares, earned pursuant to Dividend Equivalent Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may determine whether the Dividend Equivalents under an Award shall be distributed or paid as dividends or Shares are paid, or distributed or paid on a deferred basis. Subject to the terms of this Plan, the Committee, in its sole discretion, may distribute or pay any earned portion of a Dividend Equivalent Award in the form of cash or in Shares (or in a combination thereof); provided that any cash paid in lieu of Shares in settlement of any Dividend Equivalent Award (or portion thereof) shall be equal to the Fair Market Value of such Shares, determined as of the date of payment. Any Shares issued pursuant to Dividend Equivalent Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything to the contrary in this Section 10.3, any Dividend Equivalent Awards that are made with respect to an outstanding Award that is subject to performance vesting conditions shall vest and become payable subject to the performance vesting conditions as apply to the underlying Award.

10.4 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain the Dividend Equivalent Award evidenced thereby following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Dividend Equivalent Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 11.    Cash-Based Awards

11.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such dollar amounts as the Committee may determine.

11.2 Cash-Based Award Agreement. Each Cash-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or amounts, the performance goals, the Performance Period, the time and form of payment, the extent to which the Participant shall have the right to receive payment under any Cash-Based Award following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

11.3 Value of Cash-Based Awards. Each Cash-Based Award shall specify a payment amount or amounts as determined by the Committee. The Committee may establish performance goals in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Cash-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

11.4 Payment of Cash-Based Awards. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award, in cash.

11.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive payment under any Cash-Based Award following termination of the Participant’s employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 12.    Transferability of Awards

12.1 Transferability of Incentive Stock Options. No ISO (or Award that results in a deferral of compensation as defined in Code Section 409A) granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

12.2 All Other Awards. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, but in no event may an Award be transferred for value (as defined in the General Instructions to Form S-8 registration statement under the Securities Act of 1933, as amended from time to time). Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Awards (other than ISOs) granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those Awards (other than ISOs), if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

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Article 13.    Performance Measures

13.1 Performance Measures. The performance goals upon which the exercisability, vesting, distribution or payment of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures:

(a)

Net revenue;

(b)

Net earnings (before or after taxes);

(c)

Operating earnings or income;

(d)

Absolute and/or relative return on assets, capital, invested capital, equity, sales, or revenue;

(e)

Earnings per share;

(f)

Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)

Net operating profits;

(h)

Earnings before or after any one or more of taxes, interest, depreciation, and amortization;

(i)

Earnings growth;

(j)

Gross, operating, or net margins;

(k)

Revenue growth;

(l)

Book value per share;

(m)

Stock price or shareholder return;

(n)

Economic value added;

(o)

Customer satisfaction;

(p)

Market share;

(q)

Working capital;

(r)

Productivity ratios;

(s)

Operating goals (including, but not limited to, safety, reliability, maintenance expenses, capital expenses, customer satisfaction, operating efficiency, and employee satisfaction); and

(t)

Performance relative to one or more peer companies or one or more operating units, divisions, acquired businesses, minority investments, partnerships or joint ventures thereof.

Any Performance Measure may be used to measure the performance of the Company and/or any Subsidiary, as a whole or any business unit of the Company and/or any Subsidiary, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select the Performance Measures in subsection (m) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13.

13.2 Performance Goals. The Committee shall, within the time prescribed by Code Section 162(m), designate the performance goal or goals with respect to any Award that is intended to qualify as Performance-Based Compensation. Each such performance goal shall define the objectively determinable manner of calculating the extent to which the performance goals for a Performance Period have been achieved. The Committee may provide in any Award that any performance goal may include or exclude objectively determinable adjustments, including for any one or more of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Financial Accounting Standards Board Accounting Standards Codification Subtopic 225-20-45; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such adjustments apply to the performance goals of Awards to Covered Employees, they shall be prescribed in a form and at a time that meets the requirements of Code Section 162(m) for deductibility.

13.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee may retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

13.4 Committee Discretion. In the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.1.

Article 14.    Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 15.    Rights of Participants

15.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company or any Subsidiary at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and/or its Subsidiaries.

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15.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the date a certificate has been delivered to the Participant or book entries evidencing such Shares have been recorded by the Company or its transfer agent.

Article 16.    Change in Control

Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 16 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement, or as provided in an individual severance or employment agreement to which a Participant is a party.

16.1 Upon a Change in Control, each then-outstanding Award may be adjusted or substituted in accordance with Section 4.4 (subject to the limitations set forth therein) with an award that meets the criteria set forth in this Section 16.1 (each, a “Replacement Award”, and each adjusted or substituted Award, a “Replaced Award”). An adjusted or substituted award meets the conditions of this Section 16.1 (and hence qualifies as a Replacement Award) if (a) it is of the same type (e.g., stock option for Option, restricted stock for Restricted Stock, restricted stock unit for Restricted Stock Unit, etc.) as the Replaced Award, (b) it has a value at least equal to the value of the Replaced Award, (c) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (d) if the Participant holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences to such Participant under the Code of the Replacement Award are not less favorable to such Participant than the tax consequences of the Replaced Award, and (e) its other terms and conditions are not less favorable to the Participant holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 16.1 are satisfied will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options by reference to either their intrinsic value or their fair value.

16.2 In the event that a Participant does not receive a Replacement Award that meets the conditions set forth in Section 16.1 with respect to any of his or her outstanding Awards upon a Change in Control, each such outstanding Award will become fully vested and exercisable (as applicable) and any restrictions applicable to such Award will lapse, with any applicable performance goals deemed to have been achieved at the greater of target level as of the date of such vesting or the actual performance level had the performance period ended on the date of the Change in Control. For the avoidance of doubt, if all Awards hereunder are terminated without any Replacement Awards, then the Company or its successor in the Change in Control may terminate all Awards whose exercise price is less than or equal to the value per Share realized in connection with the Change in Control (without any consideration therefor).

16.3 If a Participant terminates his or her employment for Good Reason, the Participant is involuntarily terminated for reasons other than for Cause, or the Participant’s employment terminates due to the Participant’s death, Disability or Retirement during the three year period commencing on the date of a Change in Control, then (A) all Replacement Awards held by the Participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all Options and Stock Appreciation Rights held by the Participant immediately before such termination of employment that the Participant also held as of the date of the Change in Control or that constitute Replacement Awards will remain exercisable for not less than three years following such termination of employment or until the expiration of the stated term of such Option or Stock Appreciation Rights, whichever period is shorter (provided, however, that if the applicable Award Agreement provides for a longer period of exercisability, that provision will control).

16.4 Unless a Participant is subject to a dispute resolution provision in an individual agreement (other than an Award Agreement) to which a Participant and the Company or any of its Affiliates are parties, any disagreement, dispute, controversy or claim arising out of or relating to the existence of Cause or Good Reason shall be settled pursuant to the dispute resolution provision set forth in the Participant’s applicable Award Agreement(s).

16.5 No action shall be taken under this Article 16 which shall cause an Award to fail to comply with Code Section 409A or the Treasury Regulations thereunder, to the extent applicable to such Award. In addition, if an Award is subject to Code Section 409A, Article 16 of the Plan will be applicable only to extent specifically provided in the Award Agreement and permitted pursuant to Section 20.12 of the Plan.

Article 17.    Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination. Subject to Section 17.2, the Board or Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders, Options or SARs granted under this Plan will not be repriced, replaced, or regranted through cancellation, or by reducing the Option Price of a previously granted Option or the SAR Grant Price of a previously granted SAR, nor will any outstanding Option or SAR having an exercise price per Share less than the then current FMV be purchased for cash or other consideration, and no amendment of this Plan shall be made without shareholder approval if (a) such amendment would increase the maximum number of Shares available for issuance to Participants under this Plan (except as otherwise permitted under Section 4.4), or (b) shareholder approval is required by law, regulation, or stock exchange rule, including, but not limited to, the Exchange Act, the Code, and if applicable, the New York Stock Exchange Listed Company Manual.

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17.2 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.3), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan without the written consent of the Participant holding such Award.

17.3 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board or the Committee may amend the Plan or an Award Agreement pursuant to the following:

(a)

The Board or the Committee may amend the Plan or an Award Agreement to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 17.3 to any Award granted under the Plan without further consideration or action.

(b)

The Board or the Committee may amend the Plan or an Award Agreement to (i) exempt the Award from the requirements of Code Section 409A or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and the Treasury Regulations and other interpretive guidance thereunder.

Article 18.    Withholding

18.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, local and foreign taxes required by law or regulation to be withheld with respect to any taxable event relating to an Award.

18.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Awards, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum amount necessary to satisfy the federal, state, local and foreign taxes required by law or regulation to be withheld with respect to such transaction. All such elections shall be irrevocable and, with respect to elections made by any Participant other than an “officer” within the meaning of Rule 16a-1 promulgated under the Exchange Act, such elections may be subject to any restrictions or limitations that the Committee may impose.

Article 19.    Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.    General Provisions

20.1 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.3 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.5 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)

Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)

Completion of any registration or qualification of the Shares under any applicable federal, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.7 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.8 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws and/or practices in other countries in which the Company and its Subsidiaries operate or have Employees or Directors or to enact provisions desirable for administration or necessary to obtain favorable tax or accounting treatment in such other countries, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by this Plan; (ii) determine which Employees or Directors outside the United States are eligible to participate in this Plan; (iii) subject to Section 17.2, modify the terms and conditions of any Award granted to Employees or Directors outside the United States; (iv) establish subplans and modify exercise procedures in each case with respect to Employees and Directors

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outside the United States (any such subplans and/or modifications shall be attached to this Plan as appendices), provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Article 4, except otherwise permitted under Section 4.4; and (v) take any action, before or after an Award is made to an Employee or Director outside of the United States that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions, approvals, or practices. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted (and the Company shall have no obligation to deliver any Shares), that would violate the Exchange Act, the Code, any applicable federal, state or foreign securities law or governing statute or any other applicable law.

20.9 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.10 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company and/or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

20.11 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.12 Code Section 409A. It is intended that any Award made under this Plan that results in the deferral of compensation (as defined under Code Section 409A) complies with the requirements of Code Section 409A.

(a)

To the extent applicable, the Plan and any Award Agreement shall be interpreted in accordance with Code Section 409A and the Treasury Regulations and other guidance promulgated thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date. For purposes of the foregoing, with respect to any Award that results in a deferral of compensation as defined in Code Section 409A and that is subject to settlement or payment upon a Participant’s termination of employment shall be settled or paid, as applicable, only if such termination of employment qualifies as a separation from service within the meaning of Code Section 409A.

(b)

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any Award that results in a deferral of compensation as defined in Code Section 409A to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment. Except as permitted under Code Section 409A, any Award that results in a deferral of compensation as defined in Code Section 409A may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

(c)

If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (i) the Participant is a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Code Section 409A), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company will not pay such amount on the otherwise scheduled payment date but, unless otherwise provided in the Award Agreement, will instead pay it on the first business day of the seventh month after such separation from service.

(d)

The time or schedule of payment with respect to any Award that results in the deferral of compensation may be accelerated as permitted by Treasury Regulation Section 1.409A-3(j)(4)(ii) to the extent necessary to fulfill a domestic relations order as defined in Section 414(p)(1)(B) of the Code.

(e)

Notwithstanding any provision of the Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Company reserves the right to make amendments to the Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any case, a Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with the Plan and grants hereunder (including any taxes and penalties under Code Section 409A), and neither the Company nor any of its affiliates have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

20.13 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.14 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary to take any action which such entity deems to be necessary or appropriate.

20.15 Governing Law; Exclusive Jurisdiction and Venue. The Plan and each Award Agreement shall be governed by the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California, to resolve any and all issues that may arise out of or relate to this Plan or any Award Agreement.

SEMPRA ENERGY – 2013 Proxy Statement   75

DIRECTIONS

Sempra Energy Annual Shareholders Meeting
May 9, 2013

The Balboa Bay Club & Resort
1221 West Coast Highway (Pacfic Coast Highway/Highway 1)
Newport Beach, CA 92663

Parking at the resort will be by valet only. The cost of valet parking, including gratuity, will be covered by Sempra Energy (your valet ticket will be validated upon registration with Shareholder Services).

DETAIL MAP **OVERVIEW MAP**

55
PACIFIC COAST HWY.
RIVERSIDE AVE.
TUSTIN AVE.
1
CLIFF DR.
NEWPORT BAY
PACIFIC COAST HWY.
VIA LIDO NORD
5
N
405
55
JAMBOREE RD.
1
THE
BALBOA BAY
CLUB & RESORT
NEWPORT BEACH

From The North :
Take Route 5 or 405 South to the 55 freeway. Take 55 freeway south to Pacific Coast Highway.
Proceed southbound on Pacific Coast Highway to the hotel, which will be on your right.
Signs/staff will direct you to the complimentary valet parking and the ballroom entrance.

From The South :
Take Route 5 to 405 North, then exit on Jamboree. Follow Jamboree south to Pacific Coast Highway.
Turn right and follow Pacific Coast Highway to the hotel, which will be on your left.
Signs/staff will direct you to the complimentary valet parking and the ballroom entrance.

ANNUAL SHAREHOLDERS MEETING

SEMPRA ENERGY

May 9, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown to the right.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States and Canada or **1-718-921-8500** from other countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown to the right.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS: The notice of meeting, proxy statement, proxy card and annual report to shareholders are available at http://www.amstock.com/ProxyServices/Sempra.

Please detach along perforated line and mail in the envelope provided IF you are not voting by telephone or the Internet.

050913

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4 AND "AGAINST" ITEM 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL LISTED NOMINEES.

1. Election of Directors:

	FOR	AGAINST	ABSTAIN
01. Alan L. Boeckmann	☐	☐	☐
02. James G. Brocksmith Jr.	☐	☐	☐
03. William D. Jones	☐	☐	☐
04. William G. Ouchi	☐	☐	☐
05. Debra L. Reed	☐	☐	☐
06. William C. Rusnack	☐	☐	☐
07. William P. Rutledge	☐	☐	☐
08. Lynn Schenk	☐	☐	☐
09. Jack T. Taylor	☐	☐	☐
10. Luis M. Téllez	☐	☐	☐
11. James C. Yardley	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3 AND 4.

	FOR	AGAINST	ABSTAIN
5. Shareholder Proposal Regarding Independent Board Chairman.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

MARK "X" HERE IF YOU WANT CONFIDENTIAL VOTING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET
ADMIT ONE SHAREHOLDER AND GUEST

2013 Annual Meeting of
Sempra Energy Shareholders
Thursday, May 9, 2013 - 10:00 a.m.
The Balboa Bay Club & Resort
1221 West Coast Highway
Newport Beach, California

Directions to the meeting are located
at the end of the Proxy Statement

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Check-in will begin at 9:00 a.m.
Cameras, tape recorders and similar devices will not be allowed in the meeting room.

YOUR VOTE IS IMPORTANT:
Even if you plan to attend the Annual Meeting in person, please vote your shares by proxy, telephone or Internet prior to the meeting.

0

SEMPRA ENERGY

ANNUAL SHAREHOLDERS MEETING --- MAY 9, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

As an alternative to completing this form, you may enter your voting instructions by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on the reverse side of this proxy card.

DEBRA L. REED and JAVADE CHAUDHRI jointly or individually and with full power of substitution, are authorized to represent and vote the shares of the undersigned at the 2013 Sempra Energy Annual Shareholders Meeting, and at any adjournment or postponement thereof, in the manner directed on the reverse side of this card and in their discretion on all other matters that may properly come before the meeting.

This card also provides voting instructions for shares held in the Sempra Energy Direct Stock Purchase Plan and Employee Savings Plans of Sempra Energy and its subsidiaries, as applicable.

(Continued and to be signed on the reverse side)

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